                                                                    EXHIBIT 10.4


  ===========================================================================

                             DYNATECH CORPORATION


                              TTC MERGER CO. LLC



                           -------------------------


                                 $370,000,000
                               CREDIT AGREEMENT

                           dated as of May 21, 1998



                           -------------------------


                          J.P. MORGAN SECURITIES INC.
                                      and
                          CREDIT SUISSE FIRST BOSTON,
                                 as Arrangers

                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                            as Administrative Agent

                          CREDIT SUISSE FIRST BOSTON,
                             as Syndication Agent

                           THE CHASE MANHATTAN BANK,
                            as Documentation Agent

                                                              CREDIT  FIRST
JPMORGAN                                                      SUISSE  BOSTON


  ===========================================================================

                               TABLE OF CONTENTS


                                                                                           Page
                                                                                           ----
SECTION 1. DEFINITIONS.....................................................................  2
        1.1  Defined Terms.................................................................  2
        1.2  Other Definitional Provisions................................................. 24

SECTION 2. AMOUNT AND TERMS OF TRANCHE A LOAN.............................................. 24
        2.1  Tranche A Term Loans.......................................................... 24
        2.2  Procedure for Tranche A Loan Borrowing........................................ 24
        2.3  Amortization of Tranche A Loans............................................... 25
        2.4  Use of Proceeds of Tranche A Loans............................................ 25

SECTION 3. AMOUNT AND TERMS OF TRANCHE B LOAN.............................................. 25
        3.1  Tranche B Term Loans.......................................................... 25
        3.2  Procedure for Tranche B Loan Borrowing........................................ 26
        3.3  Amortization of Tranche B Loans............................................... 26
        3.4  Use of Proceeds of Tranche B Loans............................................ 27

SECTION 4.  AMOUNT AND TERMS OF TRANCHE C LOAN............................................. 27
        4.1  Tranche C Term Loans.......................................................... 27
        4.2  Procedure for Tranche C Loan Borrowing........................................ 27
        4.3  Amortization of Tranche C Loans............................................... 27
        4.4  Use of Proceeds of Tranche C Loans............................................ 28

SECTION 5.  AMOUNT AND TERMS OF TRANCHE D LOAN............................................. 28
        5.1  Tranche D Term Loans.......................................................... 28
        5.2  Procedure for Tranche D Loan Borrowing........................................ 29
        5.3  Amortization of Tranche D Loans............................................... 29
        5.4  Use of Proceeds of Tranche D Loans............................................ 30

SECTION 6.  AMOUNT AND TERMS OF REVOLVING CREDIT
        COMMITMENTS........................................................................ 30
        6.1  Revolving Credit Commitments.................................................. 30
        6.2  Procedure for Revolving Credit Borrowing...................................... 30
        6.3  Use of Proceeds of Revolving Credit Loans..................................... 31

SECTION 7.  LETTERS OF CREDIT.............................................................. 31
        7.1  L/C Commitment................................................................ 31
        7.2  Procedure for Issuance of Letters of Credit................................... 32
        7.3  Fees, Commissions and Other Charges........................................... 32
        7.4  L/C Participations............................................................ 33
        7.5  Reimbursement Obligation of the Borrower...................................... 34
        7.6  Obligations Absolute.......................................................... 34
        7.7  Letter of Credit Payments..................................................... 35

                                                                                          Page
                                                                                          ----
        7.8  Application................................................................... 35

SECTION 8. AMOUNT AND TERMS OF SWING LINE SUB-FACILITY..................................... 35
        8.1  Swing Line Commitments........................................................ 35
        8.2  Procedure for Swing Line Loan Borrowing....................................... 36
        8.3  Refunding of Swing Line Loans................................................. 36
        8.4  Unconditional Obligation to Refund Swing Line Loans........................... 37
        8.5  Use of Proceeds of Swing Line Loans........................................... 37

SECTION 9.  PROVISIONS RELATING TO THE EXTENSIONS OF CREDIT;
                                       FEES AND PAYMENTS................................... 37
        9.1  Repayment of Loans; Evidence of Debt.......................................... 37
        9.2  Commitment Fee; Other Fees.................................................... 38
        9.3  Optional Prepayments.......................................................... 39
        9.4  Optional Termination or Reduction of Aggregate Revolving Credit
                 Commitment................................................................ 40
        9.5  Mandatory Reduction of Commitments and Prepayments............................ 40
        9.6  Conversion and Continuation Options........................................... 43
        9.7  Minimum Amounts and Maximum Number of Tranches................................ 44
        9.8  Interest Rates and Payment Dates.............................................. 44
        9.9  Computation of Interest and Fees.............................................. 44
        9.10  Inability to Determine Interest Rate......................................... 45
        9.11  Pro Rata Treatment and Payments.............................................. 45
        9.12  Illegality................................................................... 46
        9.13  Requirements of Law.......................................................... 47
        9.14  Taxes........................................................................ 48
        9.15  Indemnity.................................................................... 50
        9.16  Certain Fees................................................................. 50
        9.17  Certain Rules Relating to the Payment of Additional Amounts.................. 51

SECTION 10.  REPRESENTATIONS AND WARRANTIES................................................ 52
        10.1  Financial Condition.......................................................... 52
        10.2  No Change.................................................................... 53
        10.3  Corporate Existence; Compliance with Law..................................... 53
        10.4  Corporate Power; Authorization; Enforceable Obligations...................... 54
        10.5  No Legal Bar................................................................. 54
        10.6  No Material Litigation....................................................... 55
        10.7  No Default................................................................... 55
        10.8  Ownership of Property; Liens................................................. 55
        10.9  Intellectual Property........................................................ 55
        10.10  No Burdensome Restrictions.................................................. 55
        10.11  Taxes....................................................................... 55
        10.12  Federal Regulations......................................................... 56
        10.13  ERISA....................................................................... 56
        10.14  Investment Company Act; Other Regulations................................... 56


                                                                                      Page
                                                                                      ----
        10.15  Subsidiaries........................................................... 56
        10.16  Environmental Matters.................................................. 56
        10.17  Collateral Documents................................................... 58
        10.18  Accuracy and Completeness of Information............................... 58
        10.19  Solvency............................................................... 58
        10.20  Senior Indebtedness.................................................... 58

SECTION 11.  CONDITIONS PRECEDENT..................................................... 59
        11.1  Conditions to Initial Loans............................................. 59
        11.2  Conditions to Each Loan................................................. 62

SECTION 12.  AFFIRMATIVE COVENANTS.................................................... 63
        12.1  Financial Statements.................................................... 63
        12.2  Certificates; Other Information......................................... 64
        12.3  Payment of Obligations.................................................. 64
        12.4  Conduct of Business and Maintenance of Existence........................ 65
        12.5  Maintenance of Property; Insurance...................................... 65
        12.6  Inspection of Property; Books and Records; Discussions.................. 65
        12.7  Notices................................................................. 65
        12.8  Environmental Laws...................................................... 67
        12.9  [Reserved].............................................................. 67
        12.10  Additional Collateral.................................................. 67
        12.11  Assumption Agreement................................................... 69

SECTION 13.  FINANCIAL COVENANTS...................................................... 69
        13.1  Minimum Interest Coverage Ratio......................................... 69
        13.2  Maximum Leverage Ratio.................................................. 69

SECTION 14.  NEGATIVE COVENANTS APPLICABLE TO THE TRANCHE A
                         COMMITMENTS AND REVOLVING CREDIT COMMITMENTS................. 69
        14.1  Limitation on Indebtedness.............................................. 70
        14.2  Limitation on Liens..................................................... 72
        14.3  Limitation on Guarantee Obligations..................................... 74
        14.4  Limitation on Fundamental Changes....................................... 75
        14.5  Limitation on Sale of Assets............................................ 76
        14.6  Limitation on Restricted Payments....................................... 77
        14.7  Limitation on Capital Expenditures...................................... 78
        14.8  Limitation on Investments, Loans and Advances........................... 79
        14.9  Limitation on Transactions with Affiliates.............................. 81
        14.10  Limitation on Sales and Leasebacks..................................... 82
        14.11  Limitation on Changes in Fiscal Year................................... 82
        14.12  Limitation on Optional Payments and Modifications of Debt Instruments
                 and other Material Agreements........................................ 82
        14.13  Limitation on Negative Pledge Clauses.................................. 83
        14.14  Limitation on Lines of Business........................................ 83

                                                                                      Page
                                                                                      ----
        14.15  Limitation on Activities of Holding.................................... 84

SECTION 15.  NEGATIVE COVENANTS APPLICABLE TO TRANCHE B
COMMITMENTS, TRANCHE C COMMITMENTS AND
TRANCHE D COMMITMENTS................................................................. 84

SECTION 16.  EVENTS OF DEFAULT........................................................ 85
        16.1  Certain Bankruptcy Events............................................... 85
        16.2  Other Events of Default Applicable to the Tranche A Commitments,
                 Revolving Credit Commitments and Amounts Owing Thereunder............ 86
        16.3  Other Events of Default Applicable to Tranche B Commitments, Tranche C
                   Commitments, Tranche D Commitments and Amounts Owing
                 Thereunder........................................................... 89
        16.4  Certain Provisions Applicable to Letters of Credit...................... 91
        16.5  Certain Waivers......................................................... 91

SECTION 17.  THE ADMINISTRATIVE AGENT................................................. 91
        17.1  Appointment............................................................. 91
        17.2  Delegation of Duties.................................................... 92
        17.3  Exculpatory Provisions.................................................. 92
        17.4  Reliance by Administrative Agent........................................ 92
        17.5  Notice of Default....................................................... 93
        17.6  Acknowledgments and Representations by Lenders.......................... 93
        17.7  Indemnification......................................................... 93
        17.8  Agents in their Individual Capacities................................... 94
        17.9  Successor Agents........................................................ 94

SECTION 18.  MISCELLANEOUS............................................................ 95
        18.1  Amendments and Waivers.................................................. 95
        18.2  Notices................................................................. 97
        18.3  No Waiver; Cumulative Remedies.......................................... 98
        18.4  Survival of Representations and Warranties.............................. 98
        18.5  Payment of Expenses and Taxes........................................... 98
        18.6  Successors and Assigns; Participations and Assignments.................. 99
        18.7  Adjustments; Set-off....................................................102
        18.8  Counterparts............................................................103
        18.9  Severability............................................................103
        18.10  Integration............................................................103
        18.11  GOVERNING LAW..........................................................103
        18.12  Submission To Jurisdiction; Waivers....................................104
        18.13  Acknowledgements.......................................................104
        18.14  WAIVERS OF JURY TRIAL..................................................105
        18.15  Confidentiality........................................................105

SCHEDULES

Schedule I          Lenders; Commitments
Schedule II         Addresses for Notices
Schedule 1.1(a)     Inactive Subsidiaries
Schedule 1.1(b)     Permitted Investors

Schedule 10.4(a)    Required Consents, Authorizations and Filings
Schedule 10.9       Intellectual Property
Schedule 10.15      Subsidiaries
Schedule 11.1(y)    Existing Indebtedness
Schedule 14.2(q)    Existing Liens
Schedule 14.3       Existing Guarantee Obligations
Schedule 14.5(j)    Permitted Dispositions
Schedule 14.8(f)    Existing Investments
Schedule 14.9(iv)   Permitted Transactions with Guarantor Affiliates
Schedule 15(a)      Negative Covenants Applicable to Tranche B Commitments,
                      Tranche C Commitments and Tranche D Commitments

EXHIBITS

Exhibit A-1         Form of Revolving Credit Note
Exhibit A-2         Form of Tranche [A][B][C][D] Note
Exhibit A-3         Form of Swing Line Note
Exhibit B           Form of Guarantee and Collateral Agreement
Exhibit C-1         Form of Opinion of Hale & Dorr
Exhibit C-2         Form of Opinion of Debevoise & Plimpton
Exhibit C-3         Form of Opinion of Mark V.B. Tremallo
Exhibit D           Form of Assignment and Acceptance
Exhibit E-1         Form of Notice of Borrowing (Drawings)
Exhibit E-2         Form of Notice of Borrowing (Conversions)
Exhibit E-3         Form of Notice of Borrowing (Continuations)
Exhibit F           Form of Assumption Agreement
Exhibit G           Form of U.S. Tax Compliance Certificate

        CREDIT AGREEMENT, dated as of May 21, 1998, among:

(a)  DYNATECH CORPORATION, a Massachusetts corporation ("Holding");
                                                         -------

(b) TTC MERGER CO. LLC, a Delaware limited liability company wholly owned by Holding ("Newco");
               -----

(c)  the Lenders (as hereinafter defined) from time to time parties hereto;

(d) MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders;
                    --------------------

(e) CREDIT SUISSE FIRST BOSTON, as syndication agent (in such capacity, the "Syndication Agent") for the Lenders; and
     ------------------

(f) THE CHASE MANHATTAN BANK, as documentation agent (in such capacity, the "Documentation Agent") for the Lenders.
     --------------------


                             W I T N E S S E T H :
                             -------------------


          WHEREAS, Holding has entered into the Agreement and Plan of Merger, dated as of December 20, 1997 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the "Merger Agreement"),
                                                            ----------------
with CDRD Merger Corporation, a Delaware corporation ("MergerCorp"), pursuant to
                                                       ----------
which Holding is to merge with MergerCorp, with Holding to be the survivor of such merger (the "Merger");
                  ------

          WHEREAS, in connection with the Merger, Holding intends to effect a recapitalization (the "Recapitalization");
                       ----------------

          WHEREAS, in connection with the Merger, Holding is organizing TTC International Holdings, Inc. ("International"), a Delaware corporation, and
                               -------------
Holding is contributing, assigning and transferring to International all of the Capital Stock and other securities of Holding's other Foreign Subsidiaries and other assets relating to an ownership interest in such Capital Stock, securities and Foreign Subsidiaries, in each instance, owned as of the Closing Date by Holding;

          WHEREAS, immediately following the completion of the Merger and the Recapitalization, Newco will merge with and into Telecommunications Techniques Co., LLC, a Delaware limited liability company wholly owned by Holding ("TTC"),
                                                                         ---
with TTC surviving, and TTC will succeed to all the rights and obligations of Newco under this Agreement and will become the Borrower hereunder, and substantially contemporaneously therewith, TTC will assume the rights and obligations of Newco and Holding as Borrower hereunder pursuant to the Assumption Agreement (the "Assumption");
                           ----------

          WHEREAS, upon the effectiveness of the Assumption, Holding will be released as Borrower under this Agreement and, in consideration of the Assumption and such release, will contribute, assign and transfer to TTC all of the capital stock of Holding's other Active Subsidiaries (the "Transfer", and together with the
                                          --------
Merger, the Recapitalization and the Assumption, the "Transaction") and will
                                                      -----------
guarantee TTC's obligations as provided in the Guarantee and Collateral
Agreement;

          WHEREAS, Holding and Newco have requested that the Lenders make loans and other extensions of credit for the purpose of financing the Transaction and for the other purposes permitted by this Agreement;

          WHEREAS, the Lenders are willing to make such loans and other extensions of credit, and the Administrative Agent is willing to assume its obligations hereunder, only upon the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:


                            SECTION 1.  DEFINITIONS

          1.1  Defined Terms.  As used in this Agreement, the following terms
               -------------
shall have the following meanings:

          "ABR":  for any day, a rate per annum equal to the greater of (a) the
           ---
     Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the ABR due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "ABR Loans":  Loans (including, without limitation, Swing Line Loans)
           ---------
     the rate of interest applicable to which is based upon the ABR.

          "Active Subsidiaries":  all Subsidiaries of the Guarantor other than
           -------------------
     those listed on Schedule 1.1(a).

          "Administrative Agent":  as defined in the preamble hereto.
           --------------------

          "Affiliate":  as to any Person, any other Person (other than a
           ---------
     Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 20% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Aggregate Outstanding Extensions of Credit":  as to any Revolving
           ------------------------------------------
     Credit Lender at any time, an amount equal to the sum of (a) the aggregate outstanding principal amount of all Revolving Credit Loans made by such Revolving Credit Lender and (b) such Revolving Credit Lender's Revolving Credit Commitment Percentage of
     the L/C Obligations and Swing Line Loans then outstanding; provided,
                                                                --------
     however, that the Swing Line Loans shall be deemed not to be outstanding
     --------
     for purposes only of determining the commitment fee which is payable from time to time pursuant to subsection 9.2.

          "Aggregate Revolving Credit Commitment": $110,000,000, as such amount
           -------------------------------------
     may be reduced from time to time pursuant to this Agreement.

          "Aggregate Tranche A Commitment":  $50,000,000, as such amount may be
           ------------------------------
     reduced from time to time pursuant to this Agreement.

          "Aggregate Tranche B Commitment":  $70,000,000, as such amount may be
           ------------------------------
     reduced from time to time pursuant to this Agreement.

          "Aggregate Tranche C Commitment":  $70,000,000, as such amount may be
           ------------------------------
     reduced from time to time pursuant to this Agreement.

          "Aggregate Tranche D Commitment":  $70,000,000, as such amount may be
           ------------------------------
     reduced from time to time pursuant to this Agreement.

          "Agreement":  this Credit Agreement, as amended, supplemented or
           ---------
     otherwise modified from time to time.

          "Applicable Commitment Fee Rate":  at any date, the rate per annum set
           ------------------------------
     forth below opposite the Level then in effect with respect to the Revolving Credit Facility:

                                 Level        Rate

                                Level I       .30%

                                Level II     .375%

                                Level III    .375%

                                Level IV     .375%

                                Level V      .375%

                                Level VI      .50%


     ; provided that, until the date which is six months after the Closing Date,
       --------
     the Level in effect shall be deemed to be Level VI.

          "Applicable Margin":  for each day for each Eurodollar Loan made under
           -----------------
     a particular Facility, the rate per annum set forth below under the relevant column heading below opposite the Level then in effect with respect to such Facility:

                                 Applicable Margin

                  Tranche    Revolving      Tranche    Tranche    Tranche
   Level          A Loans   Credit Loans    B Loans    C Loans    D Loans

Level I            1.00%       1.00%          2.00%      2.25%      2.50%

Level II           1.25%       1.25%          2.25%      2.50%      2.75%

Level III          1.50%       1.50%          2.50%      2.75%      3.00%

Level IV           1.75%       1.75%            N/A        N/A        N/A

Level V            2.00%       2.00%            N/A        N/A        N/A

Level VI           2.25%       2.25%            N/A        N/A        N/A

     Notwithstanding the foregoing, (x) the Applicable Margin from time to time in effect for ABR Loans shall at all times be 1% per annum lower (to the extent not lower than 0% per annum) than that in effect for Eurodollar Loans, (y) the "Applicable Margin" from time to time in effect for Swing Line Loans shall be the rate which would then be applicable to Revolving Credit Loans which are ABR Loans and (z) for each day prior to the date which is six months following the Closing Date, the Level in effect shall be deemed to be Level VI with respect to the Tranche A Facility and the Revolving Credit Facility, and Level III with respect to the Tranche B Facility, the Tranche C Facility and the Tranche D Facility.

          "Application":  an application, in such form as the relevant Issuing
           -----------
     Lender may reasonably specify from time to time, requesting such Issuing Lender to open a Letter of Credit.

          "Assignee":  as defined in subsection 18.6(c).
           --------

          "Assumption Agreement":  the Assumption Agreement executed and
           --------------------
     delivered by a duly authorized officer of each of Holding, Newco, TTC and the Administrative Agent in connection with or following the consummation of the Merger, substantially in the form of Exhibit F with such changes thereto as shall be approved by the Administrative Agent, providing for the Assumption.

          "Available Revolving Credit Commitment":  as to any Revolving Credit
           -------------------------------------
     Lender, at any time, an amount equal to the excess, if any, of (a) such Revolving Credit Lender's Revolving Credit Commitment at such time over (b) such Revolving Credit Lender's Aggregate Outstanding Extensions of Credit.

          "Borrower":  until the consummation of the Assumption, Holding and
           --------
     Newco, as co-obligors; and from and after the consummation of the Assumption, TTC.

          "Borrowing Date":  any Business Day specified in a Notice of Borrowing
           --------------
     pursuant to subsection 2.2, 3.2, 4.2, 5.2, 6.2 or 8.2, or in an Application pursuant to subsection 7.2, as a date on which the Borrower requests the Lenders to make Loans or issue a Letter of Credit, as applicable, hereunder.

          "Business":  as defined in subsection 10.16(b).
           --------

          "Business Day":  a day other than a Saturday, Sunday or other day on
           ------------
     which commercial banks in New York City are authorized or required by law to close; provided, however, that, with respect to matters relating to
               --------  -------
     Eurodollar Loans, any day on which commercial banks in London, England are authorized or required by law to close also shall not constitute a "Business Day".

          "Capital Expenditure":  as defined in subsection 14.7.
           -------------------

          "Capital Stock":  any and all shares, interests, participations or
           -------------
     other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          "Cash Equivalents":  (a) securities with maturities of one year or
           ----------------
     less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and time deposits, bankers acceptances and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States Government or any agency or instrumentality thereof, (d) commercial paper of a domestic issuer rated at least A-2 or the equivalent thereof by Standard and Poor's Rating Group or any successor rating agency ("S&P") or
                                                                       ---
     P-2 or the equivalent thereof by Moody's Investors Service, Inc. or any successor rating agency ("Moody's") (or if at such time neither is issuing
                               -------
     ratings, then a comparable rating of such other nationally recognized rating agency as shall be approved by the Administrative Agent in its reasonable judgment), (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition, (g) shares of money market mutual or similar funds complying with the risk limiting conditions of Rule 2a-7 or any successor rule of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and (h) investments similar to any of the foregoing denominated in foreign currencies approved by the board of directors or comparable body of the Guarantor or the Borrower, in each case provided in clauses (a), (b) and (d) above, maturing within twelve months after the date of acquisition.

          "CD&R":  Clayton, Dubilier & Rice, Inc., a Delaware corporation.
           ----

          "Change of Control":  the occurrence of the following:  Permitted
           -----------------
     Investors shall fail to have the power (whether or not exercised) to elect a majority of the Guarantor's board of directors, other than following a public offering of the Guarantor's Voting Stock; provided, however, it shall be a Change of
                               --------  -------
     Control if, following such public offering, (i) any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act), other than any of the Permitted Investors, shall have acquired a percentage of shares of Voting Stock that is greater than as held in the aggregate by the Permitted Investors or (ii) the Permitted Investors shall cease to hold in the aggregate at least 35% of the outstanding Voting Stock of the Guarantor. As used in this paragraph, "Voting Stock" shall mean shares of
                                            ------ -----
     Capital Stock entitled to vote generally in the election of directors and "Permitted Investors" means any of (i) CD&R, Fund V, any other investment
      --------- ---------
     fund or vehicle managed, sponsored or advised by CD&R, or any Affiliate of or successor to CD&R, Fund V or any such other investment fund or vehicle,
     (ii) any Person listed on Schedule 1.1(b) or Affiliate thereof, (iii) any Management Investor and (iv) for a period not exceeding two Business Days, any Person acting in the capacity of an underwriter in connection with a public or private offering of Capital Stock of the Guarantor.

          "Closing Date":  the date on which the conditions precedent set forth
           ------------
     in subsection 11.1 shall be satisfied or waived.

          "Code":  the Internal Revenue Code of 1986, as amended from time to
           ----
     time.

          "Collateral":  all assets of the Credit Parties, now owned or
           ----------
     hereinafter acquired, upon which a Lien is purported to be created by any Security Document.

          "Collateral Agreement":  the Guarantee and Collateral Agreement to be
           --------------------
     executed and delivered by the Guarantor, the Borrower and each of its Domestic Subsidiaries that is an Active Subsidiary, substantially in the form of Exhibit B, as the same may be amended, supplemented or otherwise modified from time to time.

          "Commitment":  as to any Lender, its Tranche A Commitment, Tranche B
           ----------
     Commitment, Tranche C Commitment, Tranche D Commitment or Revolving Credit Commitment, as the context shall require; as to all Lenders, the

     "Commitments".
     ------------

          "Commitment Percentage":  as to any Lender at any time, its Tranche A
           ---------------------
     Commitment Percentage, its Tranche B Commitment Percentage, Tranche C Commitment Percentage, Tranche D Commitment Percentage or its Revolving Credit Commitment Percentage, as the context shall require.

          "Commitment Period":  the period from and including the Closing Date
           -----------------
     to but including the Termination Date or such earlier date on which the Aggregate Revolving Credit Commitment shall terminate as provided herein.

          "Commonly Controlled Entity":  an entity, whether or not incorporated,
           --------------------------
     which is under common control with the Borrower within the meaning of
     Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414(b) or 414(c) of the Code.

          "Consolidated Net Income" or "Consolidated Net Loss":  for any fiscal
           -----------------------      ---------------------
     period, the amount which, in conformity with GAAP, would be set forth opposite the caption "net income" (or any like caption) or "net loss" (or any like caption), as the case may be, on a consolidated statement of earnings of the Guarantor and its Subsidiaries for such fiscal period.

          "Contractual Obligation":  as to any Person, any provision of any
           ----------------------
     material security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Credit Documents":  this Agreement, the Notes, the Applications, the
           ----------------
     Security Documents and the Assumption Agreement.

          "Credit Parties":  the Guarantor, the Borrower and each of their
           --------------
     Subsidiaries that is a party to a Credit Document.

          "Current Assets":  at any date, all amounts (other than cash and Cash
           --------------
     Equivalents) which would, in conformity with GAAP, be set forth opposite the caption "total current assets" (or any like caption) on a consolidated balance sheet of the Guarantor and its Subsidiaries at such date.

          "Current Liabilities":  at any date, all amounts which would, in
           -------------------
     conformity with GAAP, be set forth opposite the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of the Guarantor and its Subsidiaries at such date, but excluding (a) the current portion of any Funded Debt of the Guarantor and its Subsidiaries and (b) without duplication of clause (a) above, all Indebtedness consisting of Revolving Credit Loans or Swing Line Loans to the extent otherwise included therein.

          "Default":  any of the events specified in Section 16.1, 16.2 or 16.3,
           -------
     whether or not any requirement for the giving of notice (other than, in the case of 16.2(e) and 16.3(d), any Default Notice), the lapse of time, or both, or any other condition, has been satisfied.

          "Default Notice":  as defined in subsection 16.2(e).
           --------------

          "Documentation Agent":  as defined in the preamble hereto.
           -------------------

          "Dollars" and "$":  dollars in lawful currency of the United States of
           -------       -
     America.

          "Domestic Subsidiary":  any Subsidiary of the Borrower organized under
           -------------------
     the laws of any jurisdiction within the United States (other than any Foreign Subsidiary Holdco).

          "EBITDA" for any period, the Consolidated Net Income or Consolidated
           ------
     Net Loss, as the case may be, for such period adjusted to exclude the following items to the extent that such items were included in the calculation of such Consolidated Net Income or Consolidated Net Loss: (a) depreciation and amortization (including write-offs or write-downs of amortizable and depreciable items) for such period, (b) the amount of interest expense (net of interest income) of the Guarantor and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, for such period on the aggregate principal amount of their consolidated Indebtedness, (c) the amount of tax expense of the Guarantor and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, for such period, (d) any non cash expenses and charges, in each case, which represents an accrual for which no cash is expected to be paid in the short term, (e) any gain or loss associated with the sale or write-down of assets not in the ordinary course of business, (f) any non-cash provisions for reserves of discontinued operations, (g) any extraordinary, unusual or non-recurring gains or losses or charges or credits and (h) any gains or losses relating to the repatriation of foreign currency denominated investments.

          "Environmental Laws":  any and all foreign, Federal, state, local or
           ------------------
     municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority properly promulgated and having the force and effect of law, or other Requirements of Law (including, without limitation, common law) regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or human health as related to the environment, as now or may at any relevant time hereafter be in effect.

          "ERISA":  the Employee Retirement Income Security Act of 1974, as
           -----
     amended from time to time.

          "Eurocurrency Reserve Requirements":  for any day as applied to a
           ---------------------------------
     Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

          "Eurodollar Base Rate":  with respect to each day during each Interest
           --------------------
     Period pertaining to a Eurodollar Loan, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of the relevant Interest Period (as specified in the applicable Notice of Borrowing) by reference to the "British Bankers' Association Interest Settlement Rates" for deposits in Dollars (as set forth by any service selected by the Administrative Agent which has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period (rounded, if necessary, upward to the nearest whole multiple of 1/16th of 1%); provided that, to the extent that an interest rate is not ascertainable
     --------
     pursuant to the foregoing provisions of this definition, the "Eurodollar Base Rate" shall be the interest rate per annum determined by the Administrative Agent to be the average (rounded, if necessary, upward to the nearest whole multiple of 1/16th of 1% per annum, if such average is not such a multiple) of the rates per annum at which deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by Morgan Guaranty Trust

     Company of New York at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of such Interest Period.

          "Eurodollar Loans":  Loans the rate of interest applicable to which is
           ----------------
     based upon the Eurodollar Rate.

          "Eurodollar Rate":  with respect to each day during each Interest
           ---------------
     Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                                   Eurodollar Base Rate
                       ----------------------------------------
                       1.00 - Eurocurrency Reserve Requirements

          "Event of Default":  any of the events specified in Section 16.1, 16.2
           ----------------
     or 16.3, provided that any requirement for the giving of notice, the lapse
              --------
     of time, or both, or any other condition, has been satisfied.

          "Excess Cash Flow":  for any fiscal year (or, in the case of the
           ----------------
     fiscal year ending March 31, 1999, the portion thereof commencing the first day of the month next succeeding the Closing Date to March 31, 1999) of the Guarantor, the amount equal to the excess, if any, of (a) the sum of (i) EBITDA for such fiscal year and (ii) decreases in Working Capital for such fiscal year minus (b) the sum, without duplication, of (i) the aggregate
                 -----
     amount actually paid by the Guarantor and its Subsidiaries in cash during such fiscal year on account of (w) Capital Expenditures, (x) interest expense on the aggregate principal amount of their consolidated Indebtedness, (y) tax expense and (z) any investments made pursuant to subsection 14.8(c), (e) or (j), (ii) the aggregate amount of all principal payments of Indebtedness (net of any refinancings of any such Indebtedness to the extent applied to fund such payments) during such fiscal year resulting in permanent reductions of such Indebtedness (excluding, in the case of the Loans, any principal payment pursuant to subsection 9.5(c), (d) or (e) except to the extent that the event giving rise to such payment causes an increase in EBITDA), (iii) the Net Proceeds from any sale or other disposition of property or assets of the Guarantor or any of its Subsidiaries to the extent that such Net Proceeds (A) consist of any Reinvested Amount or are otherwise applied in accordance with subsection 9.5(d) and (B) are included in the calculation of EBITDA, and (iv) increases in Working Capital for such fiscal year.

          "Excess Cash Flow Recapture Amount":  for (a) each fiscal year of the
           ---------------------------------
     Guarantor when the Leverage Ratio at the last day of such fiscal year is greater than or equal to 4.0 to 1.0, the amount equal to 50% of Excess Cash Flow for such fiscal year and (b) for each other period, $0.

          "Facility":  each of (a) the Tranche A Commitments and the Tranche A
           --------
     Loans made thereunder (the "Tranche A Facility"), (b) the Tranche B
                                 ------------------
     Commitments and the Tranche B Loans made thereunder (the "Tranche B
                                                               ---------
     Facility"), (c) the Tranche C Commitments and the Tranche C Loans made
     --------
     thereunder (the "Tranche C Facility"), (d) the Tranche D Commitments and
                      ------------------
     the Tranche D Loans made thereunder (the "Tranche
                                               -------

     D Facility") and (e) the Revolving Credit Commitments and the extensions
     ----------
     of credit made thereunder (the "Revolving Credit Facility").
                                     -------------------------

          "Federal Funds Effective Rate":  shall mean, for any day, the weighted
           ----------------------------
     average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

          "Fee Letter":  the agreement, dated December 19, 1997, among
           ----------
     MergerCorp, J.P. Morgan Securities Inc., the Administrative Agent and the Syndication Agent, relating to the payment of certain fees.

          "Financing Lease":  any lease of property, real or personal, the
           ---------------
     obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

          "Foreign Backstop Letters of Credit":  any Letter of Credit issued
           ----------------------------------
     under this Agreement to any Person for the account of the Borrower to provide credit support for Indebtedness of any Foreign Subsidiary to such Person which is permitted under subsection 14.1.

          "Foreign Pledge Agreement":  each pledge agreement (or analogous
           ------------------------
     document), which pledge agreement (or analogous document) shall be in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which the Borrower or any of its Domestic Subsidiaries purports to grant a Lien on any portion of the Capital Stock of any Foreign Subsidiary, as the same may be amended, supplemented or otherwise modified from time to time.

          "Foreign Subsidiary":  any Subsidiary of the Borrower that is
           ------------------
     organized under the laws of any jurisdiction outside the United States of America, or that is a Foreign Subsidiary Holdco.

          "Foreign Subsidiary Holdco": any Subsidiary of the Borrower that has
           -------------------------
     no material assets other than Capital Stock or other securities of one or more Foreign Subsidiaries or other Foreign Subsidiary Holdcos, and other assets relating to an ownership interest in such Capital Stock, securities or Foreign Subsidiaries.

          "Former Plan":  any employee benefit plan in respect of which the
           -----------
     Borrower or a Commonly Controlled Entity has engaged in a transaction described in Section 4069 or Section 4212(c) of ERISA.

          "Fund V":  Clayton, Dubilier & Rice Fund V Limited Partnership, a
           ------
     Cayman Islands exempted limited partnership managed by CD&R, and its successors and its assigns who are existing members of the CD&R Group at the time of any such assignment. For the purposes of this definition, "CD&R Group" shall mean CD&R, or
     -----------
     other investment fund or vehicle managed, sponsored or advised by CD&R, or any Affiliate of or successor to CD&R, Fund V or any such other investment fund or vehicle.

          "Funded Debt":  as to any Person, all Indebtedness of such Person that
           -----------
     matures more than one year from the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including, without limitation, all current maturities and current sinking fund payments in respect of such Indebtedness whether or not required to be paid within one year from the date of its creation and, in the case of the Borrower, Indebtedness in respect of the Loans.

          "GAAP":  generally accepted accounting principles in the United States
           ----
     of America as in effect from time to time; provided that, for purposes of
                                                --------
     determining compliance with the provisions of Section 13 or subsection 14.8(e), "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect on December 31, 1997.

          "Governmental Authority":  any nation or government, any state or
           ----------------------
     other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantee Obligation":  as to any Person (the "guaranteeing person"),
           --------------------                           -------------------
     any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person
                                -------------------
     (the "primary obligor") in any manner, whether directly or indirectly,
           ---------------
     including, without limitation, any such obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include
     --------  -------
     endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

          "Guarantor": from and after the consummation of the Assumption,
           ---------
     Holding.

          "Hedging Arrangement": means any agreement or arrangement that relates
           -------------------
     to any interest rate protection, future, option, swap, cap, collar or hedge, or to any foreign exchange contract or currency swap or hedge, or any other similar agreement or arrangement (including any derivative agreement or arrangement), and is entered into, purchased or otherwise acquired by the Borrower or any of its Subsidiaries in the ordinary course of business and not for purposes of speculation.

          "Historical Period": with respect to any Permitted Acquisition, the
           -----------------
     period of four consecutive fiscal quarters of the Borrower most recently ended prior to the consummation of such Permitted Acquisition for which consolidated financial statements of the Guarantor have been delivered pursuant to subsection 12.1.

          "Historical Pro Forma Compliance": with respect to any Permitted
           -------------------------------
     Acquisition, the Borrower shall be in Historical Pro Forma Compliance if the Leverage Ratio as of the end of the relevant Historical Period shall be less than or equal to the ratio set forth below opposite the period during which such Historical Period ends, with such compliance determined on a pro forma basis as if such Permitted Acquisition had been consummated on the first day of such Historical Period:

                       Period                              Ratio
                       ------                              -----

       September 30, 1998 -  September 30, 2000         6.00 to 1.0
       October 1, 2000    -  September 30, 2001         5.75 to 1.0
       October 1, 2001    -  September 30, 2002         5.00 to 1.0
       October 1, 2002    -  thereafter                 4.75 to 1.0

          "Indebtedness":  of any Person at any date, without duplication, (a)
           ------------
     all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument,
     (c) all obligations of such Person under Financing Leases, (d) all reimbursement obligations (contingent or otherwise) of such Person in respect of letters of credit issued for the account of such Person, (e) all obligations of such Person in respect of acceptances created for the account of such Person, (f) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any preferred stock (or equivalent equity interests) of such Person which is mandatorily redeemable prior to the scheduled maturity of the Tranche A Loans (other than any such stock held by Management Investors), and (g) all obligations of the types referred to in clauses (a) through (f) above secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

          "Insolvency":  with respect to any Multiemployer Plan, the condition
           ----------
     that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "Insolvent":  pertaining to a condition of Insolvency.
           ---------

          "Intellectual Property" as defined in subsection 10.9.
           ---------------------

          "Interest Coverage Ratio":  for any period, the ratio of (i) EBITDA
           -----------------------
     for such period to (ii) Interest Expense for such period.

          "Interest Expense":  for any period, the amount equal to the interest
           ----------------
     expense (accrued and paid or payable in cash for such period, and in any event excluding any amortization or write-off of financing costs otherwise included therein), net of interest income, of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, for such period on the aggregate principal amount of their consolidated Indebtedness.

          "Interest Payment Date":  (a) as to any ABR Loan, the last Business
           ---------------------
     Day of each March, June, September and December, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period and (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period (or, if such day is not a Business Day, the next succeeding Business Day) and the last day of such Interest Period.

          "Interest Period":  with respect to any Eurodollar Loan:
           ---------------

                    (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its Notice of Borrowing given with respect thereto; and

                    (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

     provided that, all of the foregoing provisions relating to Interest Periods
     --------
     are subject to the following:

               (1) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

               (2) any Interest Period that would otherwise extend beyond the Termination Date or beyond the date final payment is due on the relevant Tranche A Loan, Tranche B Loan, Tranche C Loan or Tranche D Loan (as the case may be) shall end on the Termination Date or such date of final payment, as the case may be;

               (3) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

               (4) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

          "Issuing Lender": with respect to any Letter of Credit, BankBoston,
           --------------
     N.A. or any other Lender appointed by the Administrative Agent (provided that such other Lender agrees to serve in the capacity of Issuing Lender), in its capacity as issuer thereof.

          "L/C Commitment":  $25,000,000.
           --------------

          "L/C Fee Payment Date":  the last Business Day of each March, June,
           --------------------
     September, and December occurring after the date of issuance thereof.

          "L/C Obligations":  at any time, an amount equal to the sum of (a) the
           ---------------
     aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to subsection 7.5.

          "L/C Participants":  with respect to any Letter of Credit, the
           ----------------
     collective reference to all the Revolving Credit Lenders other than the Issuing Lender with respect to such Letter of Credit.

          "Lenders":  the collective reference to the Tranche A Lenders, the
           -------
     Tranche B Lenders, the Tranche C Lenders, the Tranche D Lenders, the Revolving Credit Lenders and the Swing Line Lender.

          "Letters of Credit":  as defined in subsection 7.1.
           -----------------

          "Level":  with respect to the Tranche A Facility, the Revolving Credit
           -----
     Facility and the Applicable Commitment Fee Rate, the Level set forth below corresponding to the Leverage Ratio then in effect:

        Level                   Leverage Ratio

          I                 Less than 3.50 to 1.00

          II          Greater than or equal to 3.50 to 1.00
                           and less than 4.00 to 1.00

          III         Greater than or equal to 4.00 to 1.00
                           and less than 4.50 to 1.00

          IV          Greater than or equal to 4.50 to 1.00
                           and less than 5.00 to 1.00

          V           Greater than or equal to 5.00 to 1.00
                           and less than 5.50 to 1.00

          VI          Greater than or equal to 5.50 to 1.00

     and, with respect to the Tranche B Facility, the Tranche C Facility and the Tranche D Facility, the Level set forth below corresponding to the Leverage Ratio then in effect:


         Level                  Leverage Ratio

           I                Less than 4.00 to 1.00

          II         Greater than or equal to 4.00 to 1.00
                         and less than 5.00 to 1.00

          III        Greater than or equal to 5.00 to 1.00


     ; provided that, any change in the Applicable Margin or the Applicable
       --------
     Commitment Fee Rate resulting from a change in the Level shall become effective as of the opening of business on the date which is the earlier of
     (A) the date upon which the Administrative Agent receives the financial statements required to be delivered pursuant to subsection 12.1(a) or (b) which evidence such change in the Level and (B) the date upon which such financial statements are required to be delivered pursuant to subsection 12.1(a) or (b), as applicable; provided, further, that, in the event that
                                    --------  -------
     the financial statements required to be delivered pursuant to subsection 12.1(a) or (b), as applicable, are not delivered when due (after giving effect to the applicable cure period), then during the period from the date upon which such financial statements were required to be delivered until the date upon which they actually are delivered, the Level in effect shall be deemed for purposes of this definition to be Level VI with respect to the Tranche A Facility, the Revolving Credit Facility and the Applicable Commitment Fee Rate, and Level III with respect to the Tranche B Facility, the Tranche C Facility and the Tranche D Facility.

          "Leverage Ratio":  at the last day of any fiscal quarter, the ratio of
           --------------
     (i) total Indebtedness of the Borrower and its Subsidiaries required to be reflected on a consolidated balance sheet of the Borrower on such date in accordance with GAAP, net of the actual amount of any cash on the balance sheet of any of the Borrower's

     Subsidiaries located in Europe on such date, up to a maximum of $28,000,000, to (ii) EBITDA for the period of four consecutive fiscal quarters ended on such date.

          "Lien":  any mortgage, pledge, hypothecation, assignment security
           ----
     deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

          "Loan":  any Tranche A Loan, Tranche B Loan, Tranche C Loan, Tranche D
           ----
     Loan, Revolving Credit Loan or any Swing Line Loan, as the context shall require.

          "Majority Basic Lenders":  at any time, Tranche A Lenders and
           ----------------------
     Revolving Credit Lenders having Commitments which aggregate more than 50% of the amount equal to the sum of the Aggregate Tranche A Commitment and the Aggregate Revolving Credit Commitment then in effect.

          "Majority Facility Lenders":  with respect to any Facility, the
           -------------------------
     Lenders having Commitments under such Facility which aggregate more than 50% of the aggregate Commitments with respect to such Facility then in effect.

          "Majority Hybrid Lenders":  at any time, Tranche B Lenders, Tranche C
           -----------------------
     Lenders and Tranche D Lenders having Commitments which aggregate more than 50% of the amount equal to the sum of the Aggregate Tranche B Commitment, the Aggregate Tranche C Commitment and the Aggregate Tranche D Commitment then in effect.

          "Majority Lenders":  at any time, Lenders having Commitments which
           ----------------
     aggregate more than 50% of the amount equal to the sum of the Aggregate Tranche A Commitment, the Aggregate Tranche B Commitment, the Aggregate Tranche C Commitment, the Aggregate Tranche D Commitment and the Aggregate Revolving Credit Commitment then in effect.

          "Majority Term Lenders":  at any time, Tranche A Lenders, Tranche B
           ---------------------
     Lenders, Tranche C Lenders and Tranche D Lenders having Commitments which aggregate more than 50% of the amount equal to the sum of the Aggregate Tranche A Commitment, the Aggregate Tranche B Commitment, the Aggregate Tranche C Commitment and the Aggregate Tranche D Commitment then in effect.

          "Management Investors":  the collective reference to the officers,
           --------------------
     directors, employees and other members of the management of the Guarantor or any of its Subsidiaries, or immediate family members or relatives thereof, or trusts or partnerships for the benefit of any of the foregoing, or any of their heirs, executors or legal representatives, who at any particular date shall beneficially own or have the right to acquire, directly or indirectly, common stock of the Guarantor or the Borrower.

          "Management Subscription Agreements":  one or more stock subscription,
           ----------------------------------
     stock option, grant or other agreements which have been or may be entered into between the

     Guarantor or the Borrower and certain Management Investors, with respect to the issuance to or ownership by such parties of common stock of the Guarantor or the Borrower or options, warrants, units or other rights in respect of common stock of the Guarantor or the Borrower, any agreements entered into from time to time by transferees of any such stock, options, warrants or other rights in connection with the sale, transfer or reissuance thereof, and any assumptions of any of the foregoing by third parties, as amended, supplemented, waived or otherwise modified from time to time.

          "Material Adverse Effect":  a material adverse effect on (a) the
           -----------------------
     business, operations, property or condition (financial or otherwise) of the Guarantor and its Subsidiaries (after giving effect to the Transaction) taken as a whole or (b) the validity or enforceability of the Credit Documents as to any Credit Parties party thereto or the rights and remedies of the Administrative Agent or the Lenders hereunder and thereunder taken as a whole.

          "Material Environmental Amount":  an amount payable by the Borrower
           -----------------------------
     and/or its Subsidiaries in respect of or under any Environmental Law for remedial costs, compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof in an amount that would reasonably be expected to have a Material Adverse Effect.

          "Material Subsidiary":  at any date, any Subsidiary of the Borrower
           -------------------
     which at such date has assets with a market value in excess of $5,000,000 or annual revenues in excess of $5,000,000.

          "Materials of Environmental Concern":  any hazardous or toxic
           ----------------------------------
     substances, materials, pollutants or wastes, defined or regulated as such in or under any applicable Environmental Law, including, without limitation, gasoline or petroleum (including, without limitation, crude oil or any fraction thereof) or petroleum products, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "Merger":  as defined in the recitals.
           ------

          "Merger Agreement":  as defined in the recitals.
           ----------------

          "MergerCorp":  as defined in the recitals.
           ----------

          "Multiemployer Plan":  a Plan which is a multiemployer plan as defined
           ------------------
     in Section 4001(a)(3) of ERISA.

          "Net Proceeds":  with respect to any of the events referred to in
           ------------
     subsection 9.5(c) or (d) and the defined terms used therein, (a) the gross cash consideration, and all cash proceeds (as and when received) of non-cash consideration (including, without limitation, any such cash proceeds in the nature of principal and interest payments on account of promissory notes or similar obligations), received by the Borrower and its Subsidiaries in connection with such event, minus (b) the sum, without duplication, of (i) any taxes reasonably estimated to be payable to any federal, state, local or foreign taxing authority by the Guarantor and its Subsidiaries as a result thereof,
     (ii) the amount of fees and commissions (including reasonable investment banking fees, legal, accounting, consulting, survey, title and recording tax expenses and other costs and expenses) actually incurred in connection with such event which are paid or payable by the Borrower and its Subsidiaries, (iii) the amount of such net cash proceeds which are attributable to (and payable to) minority interests, (iv) the amount of any reserve reasonably maintained by the Borrower and its Subsidiaries with respect to indemnification obligations owing pursuant to the definitive documentation pursuant to which such event is consummated (with any unused portion of such reserve to constitute Net Proceeds on the date upon which the indemnification obligations terminate or such reserve is reduced other than in connection with a payment), (v) the amount of Indebtedness (other than intercompany Indebtedness), if any, which is required to be repaid at the time or as a result of such event out of the proceeds thereof and (vi) with respect to the determination of Net Proceeds from a sale or other disposition of property or assets referred to in subsection 9.5(d), appropriate amounts to be provided by the Borrower or any of its Subsidiaries to be applied to satisfy any reasonable expenses and liabilities associated with any such property or assets and retained by the Borrower or any such Subsidiary after such sale or other disposition and other appropriate amounts which shall be used by the Borrower or any of its Subsidiaries to discharge or pay on a current basis any other reasonable expenses and liabilities associated with such property or assets.

          "Non-Excluded Taxes":  as defined in subsection 9.14(a).
           ------------------

          "Note":  as defined in subsection 9.1(e); collectively, the "Notes."
           ----                                                        -----

          "Notice of Borrowing":  with respect to (a) any borrowing of Loans, a
           -------------------
     Notice of Borrowing (Drawings), substantially in the form of Exhibit E-1,
     (b) any conversion of Loans, a Notice of Borrowing (Conversions), substantially in the form of Exhibit E-2 and (c) any continuation of Eurodollar Loans, a Notice of Borrowing (Continuations), substantially in the form of Exhibit E-3 hereto.

          "Participant":  as defined in subsection 18.6(b).
           -----------

          "PBGC":  the Pension Benefit Guaranty Corporation established pursuant
           ----
     to Subtitle A of Title IV of ERISA.

          "Permitted Acquisition":  as defined in subsection 14.8(e).
           ---------------------

          "Person":  an individual, partnership, corporation, business trust,
           ------
     joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Plan":  any employee benefit plan which is covered by ERISA and in
           ----
     respect of which the Borrower or a Commonly Controlled Entity is an "employer" as defined in Section 3(5) of ERISA.

          "Prime Rate" shall mean the rate of interest per annum publicly
           ----------
     announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City.

          "Properties":  as defined in subsection 10.16(a).
           ----------

          "Recapitalization":  as defined in the recitals.
           ----------------

          "Refunded Swing Line Loans":  as defined in subsection 8.3(a).
           -------------------------

          "Register":  as defined in subsection 18.6(d).
           --------

          "Regulation U":  Regulation U of the Board of Governors of the Federal
           ------------
     Reserve System as in effect from time to time.

          "Reimbursement Obligation":  the obligation of the Borrower to
           ------------------------
     reimburse the Issuing Lender pursuant to subsection 7.5 for amounts drawn under Letters of Credit issued by it.

          "Reinvested Amount":  with respect to any sale, transfer or other
           -----------------
     disposition of property or assets of the Borrower or any of its Subsidiaries permitted by subsection 14.5(h), (j) or (k) or any recovery of amounts under any property insurance policies, that portion of the Net Proceeds thereof as shall, according to a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent within 30 days of such sale or other disposition, be reinvested in the business of the Borrower and its Subsidiaries in a manner consistent with the requirements of subsection 14.14 and the other provisions hereof within 360 days of the receipt of such Net Proceeds or, if such reinvestment is in a project authorized by the board of directors or comparable body of the Borrower that will take longer than such 360 days to complete, the period of time necessary to complete such project (so long as the Borrower or the relevant Subsidiary has committed to expend such portion of the
     Net Proceeds within, and is diligently pursuing such project during, the period of 360 days from the receipt of such Net Proceeds); provided
                                                                    --------
     that (i) if any such certificate of a Responsible Officer is not delivered to the Administrative Agent on the date of such sale or other disposition, any Net Proceeds of such sale or other disposition shall be promptly (x) deposited in a cash collateral account established at Morgan Guaranty Trust Company of New York to be held as collateral in favor of the Administrative Agent for the benefit of the Lenders on terms reasonably satisfactory to the Administrative Agent and shall remain on deposit in such cash collateral account until such certificate of a Responsible Officer is (or is required to be) delivered to the Administrative Agent or (y) to the extent that the Borrower has indicated that no such certificate will be delivered, used to make a prepayment of the Revolving Credit Loans in accordance with subsection 9.3; provided that, notwithstanding anything in
                                     --------
     this Agreement to the contrary, the Borrower may not request any borrowings under the Revolving Credit Commitments that would reduce the aggregate amount of the Available Revolving Credit Commitments to an amount that is less than the amount of any such prepayment until such certificate of a Responsible Officer is delivered to the Administrative Agent and (ii) any Net Proceeds not so reinvested by such 360th day or later day, as applicable, shall be utilized on such day to prepay the Loans pursuant to subsection 9.5(d).

          "Related Fund":  with respect to any Lender that is a fund or trust
           ------------
     that invests in loans, either any other fund or trust that invests in loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "Reorganization":  with respect to any Multiemployer Plan, the
           --------------
     condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "Reportable Event":  any of the events set forth in Section 4043(b) of
           ----------------
     ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. (S) 2615.

          "Requirement of Law":  as to any Person, the Certificate of
           ------------------
     Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject; provided that the
                                                          --------
     foregoing shall not apply to any non-binding recommendation of any Governmental Authority.

          "Responsible Officer":  the chief executive officer and the president
           -------------------
     of the Borrower or, with respect to financial matters, the chief financial officer of the Borrower, or, with respect to benefits matters the Corporate Vice-President--Human Resources of the Borrower;

          "Revolving Credit Commitment":  as to any Revolving Credit Lender, its
           ---------------------------
     obligation to make Revolving Credit Loans to and/or make, issue or participate in Swing Line Loans and/or Letters of Credit made or issued on behalf of the Borrower hereunder in an aggregate principal and/or face amount at any one time outstanding not to exceed the amount set forth opposite such Revolving Credit Lender's name on Schedule I (as deemed amended by any Assignment and Acceptance) under the heading "Revolving Credit Commitment"; collectively, as to all the Revolving Credit Lenders, the "Revolving Credit Commitments".

          "Revolving Credit Commitment Percentage":  as to any Revolving Credit
           --------------------------------------
     Lender at any time, the percentage which such Revolving Credit Lender's Revolving Credit Commitment then constitutes of the Aggregate Revolving Credit Commitment (or, at any time after the Aggregate Revolving Credit Commitment shall have expired or terminated, the percentage which the aggregate principal amount of such Revolving Credit Lender's Revolving Credit Loans then outstanding constitutes of the aggregate principal amount of the Revolving Credit Loans then outstanding).

          "Revolving Credit Lenders":  each bank or other financial institution
           ------------------------
     holding a Revolving Credit Commitment hereunder (or, after the last day of the Commitment Period and subject to the provisions of subsection 18.6(d), holding any Revolving Credit

     Loans or participating interests in Letters of Credit or Swing Line Loans hereunder); collectively, the "Revolving Credit Lenders".
                                    ------------------------

          "Revolving Credit Loans":  as defined in subsection 6.1.
           ----------------------

          "Security Documents":  the collective reference to the Collateral
           ------------------
     Agreement, the Foreign Pledge Agreements, if any, and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Borrower hereunder and under any of the other Credit Documents or to secure any guarantee of any such obligations and liabilities.

          "Senior Subordinated Note Indenture":  the Indenture entered into by
           ----------------------------------
     the Guarantor and Newco in connection with the issuance of the Senior Subordinated Notes, and thereafter assumed by the Borrower, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 14.12.

          "Senior Subordinated Notes":  the subordinated notes of the Guarantor
           -------------------------
     and Newco issued on the Closing Date pursuant to the Senior Subordinated
     Note Indenture and assumed by the Borrower, as the same may be exchanged in whole or in part for substantially similar subordinated notes in accordance with the terms of the Senior Subordinated Note Indenture, and as any such subordinated notes may be amended, supplemented or otherwise modified from time to time in accordance with subsection 14.12.

          "Single Employer Plan":  any Plan which is covered by Title IV of
           --------------------
     ERISA, but which is not a Multiemployer Plan.

          "Solvent":  when used with respect to any Person, means that, as of
           -------
     any date of determination, (a) the amount of the assets of such Person, at a fair valuation, will, as of such date, exceed the amount of all liabilities of such Person, contingent or otherwise, as of such date, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the probable liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Specified Change":  as defined in subsection 18.1(b).
           ----------------

          "Subsidiary":  as to any Person, a corporation, partnership or other
           ----------
     entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

          "Subsidiary Guarantor":  any Person (other than the Borrower, the
           --------------------
     Guarantor and the Administrative Agent) party to the Collateral Agreement pursuant to this Agreement.

          "Swing Line Commitment":  at any date, the obligation of the Swing
           ---------------------
     Line Lender to make Swing Line Loans pursuant to subsection 8.1 in the amount referred to therein.

          "Swing Line Lender":  Morgan Guaranty Trust Company of New York.
           -----------------

          "Swing Line Loans":  as defined in subsection 8.1(a).
           ----------------

          "Syndication Agent":  as defined in the preamble hereto.
           -----------------

          "Tax Allocation Agreement":  the Tax Allocation Agreement among the
           ------------------------
     Guarantor, the Borrower and the Subsidiaries, as amended, modified or supplemented from time to time.

          "Termination Date":  March 31, 2004.
           ----------------

          "Term Loan Facilities":  the collective reference to the Tranche A
           --------------------
     Facility, the Tranche B Facility, the Tranche C Facility and the Tranche D Facility.

          "Term Loans":  the collective reference to the Tranche A Loans, the
           ----------
     Tranche B Loans, the Tranche C Loans and the Tranche D Loans.

          "Tranche":  the collective reference to Eurodollar Loans, the then
           -------
     current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day); Tranches may be identified as "Eurodollar Tranches".
     --------------------

          "Tranche A Commitment":  as to any Tranche A Lender, its obligation to
           --------------------
     make its Tranche A Loan to the Borrower hereunder in an aggregate principal not to exceed the amount set forth opposite such Lender's name on Schedule I under the heading "Tranche A Commitment".

          "Tranche A Commitment Percentage":  as to any Tranche A Lender at any
           -------------------------------
     time, the percentage which such Tranche A Lender's Tranche A Commitment then constitutes of the Aggregate Tranche A Commitment (or, at any time after the Closing Date, the percentage which the aggregate principal amount of such Tranche A Lender's Tranche A Loans then outstanding constitutes of the aggregate principal amount of the Tranche A Loans then outstanding).

          "Tranche A Lender":  each bank or other financial institution holding
           ----------------
     a Tranche A Commitment hereunder (or, after the Closing Date and subject to the provisions of subsection 18.6(d), holding any Tranche A Loans hereunder); collectively, the "Tranche A Lenders".
                                    -----------------

          "Tranche A Loan":  as defined in subsection 2.1.
           --------------

          "Tranche B Commitment":  as to any Tranche B Lender, its obligation to
           --------------------
     make its Tranche B Loan to the Borrower hereunder in an aggregate principal not to exceed the amount set forth opposite such Lender's name on Schedule I under the heading "Tranche B Commitment".

          "Tranche B Commitment Percentage":  as to any Tranche B Lender at any
           -------------------------------
     time, the percentage which such Tranche B Lender's Tranche B Commitment then constitutes of the Aggregate Tranche B Commitment (or, at any time after the Closing Date, the percentage which the aggregate principal amount of such Tranche B Lender's Tranche B Loans then outstanding constitutes of the aggregate principal amount of the Tranche B Loans then outstanding).

          "Tranche B Lender":  each bank or other financial institution holding
           ----------------
     a Tranche B Commitment hereunder (or, after the Closing Date and subject to the provisions of subsection 18.6(d), holding any Tranche B Loans hereunder); collectively, the "Tranche B Lenders".
                                    -----------------

          "Tranche B Loan":  as defined in subsection 3.1.
           --------------

          "Tranche C Commitment":  as to any Tranche C Lender, its obligation to
           --------------------
     make its Tranche C Loan to the Borrower hereunder in an aggregate principal not to exceed the amount set forth opposite such Lender's name on Schedule I under the heading "Tranche C Commitment".

          "Tranche C Commitment Percentage":  as to any Tranche C Lender at any
           -------------------------------
     time, the percentage which such Tranche C Lender's Tranche C Commitment then constitutes of the Aggregate Tranche C Commitment (or, at any time after the Closing Date, the percentage which the aggregate principal amount of such Tranche C Lender's Tranche C Loans then outstanding constitutes of the aggregate principal amount of the Tranche C Loans then outstanding).

          "Tranche C Lender":  each bank or other financial institution holding
           ----------------
     a Tranche C Commitment hereunder (or, after the Closing Date and subject to the provisions of subsection 18.6(d), holding any Tranche C Loans hereunder); collectively, the "Tranche C Lenders".
                                    -----------------

          "Tranche C Loan":  as defined in subsection 4.1.
           --------------

          "Tranche D Commitment":  as to any Tranche D Lender, its obligation to
           --------------------
     make its Tranche D Loan to the Borrower hereunder in an aggregate principal not to exceed the amount set forth opposite such Lender's name on Schedule I under the heading "Tranche D Commitment".

          "Tranche D Commitment Percentage":  as to any Tranche D Lender at any
           -------------------------------
     time, the percentage which such Tranche D Lender's Tranche D Commitment then constitutes of the Aggregate Tranche D Commitment (or, at any time after the Closing Date, the percentage which the aggregate principal amount of such Tranche D Lender's Tranche D Loans then outstanding constitutes of the aggregate principal amount of the Tranche D Loans then outstanding).

          "Tranche D Lender":  each bank or other financial institution holding
           ----------------
     a Tranche D Commitment hereunder (or, after the Closing Date and subject to the provisions of subsection 18.6(d), holding any Tranche D Loans hereunder); collectively, the "Tranche D Lenders".
                                    -----------------

          "Tranche D Loan":  as defined in subsection 5.1.
           --------------

          "Transaction":  as defined in the recitals.
           -----------

          "Transfer":  as defined in the recitals.
           --------

          "Transaction Documents": the Merger Agreement and any proxy statement
           ---------------------
     relating to the Merger; this Agreement and the other Credit Documents; the Senior Subordinated Note Indenture, the Senior Subordinated Notes, any purchase or registration rights agreements or offering circular relating to the Senior Subordinated Notes; and any subscription, registration rights or stockholders agreements relating to the equity investment in connection with the Transaction.

          "Transferee":  as defined in subsection 18.6(f).
           ----------

          "TTC Guarantee":  as defined in subsection 10.19.
           -------------

          "Type":  as to any Loan, its nature as an ABR Loan or a Eurodollar
           ----
     Loan.

          "Underfunding":  an excess of all accrued benefits under a Plan (based
           ------------
     on those assumptions used to fund such Plan), determined as of the most recent annual valuation date, over the value of the assets of such Plan allocable to such accrued benefits.

          "Uniform Customs":  the Uniform Customs and Practice for Documentary
           ---------------
     Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

          "Wholly Owned Subsidiary": as to any Person, any Subsidiary of such
           -----------------------
     Person of which such Person owns, directly or indirectly through one or more Wholly Owned Subsidiaries, all of the Capital Stock of such Subsidiary other than directors qualifying shares or shares held by nominees.

          "Working Capital":  at any date, Current Assets on such date minus
           ---------------                                             -----
     Current Liabilities on such date.

          1.2  Other Definitional Provisions.  (a)  Unless otherwise specified
               -----------------------------
therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes or any certificate or other document made or delivered pursuant hereto.

          (b) As used herein and in any Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Guarantor, the Borrower and their Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


                 SECTION 2.  AMOUNT AND TERMS OF TRANCHE A LOAN

          2.1  Tranche A Term Loans.  Subject to the terms and conditions
               --------------------
hereof, each Tranche A Lender severally agrees to make a term loan (a "Tranche A
                                                                       ---------
Loan") to the Borrower on the Closing Date in an amount not to exceed the amount
----
of the Tranche A Commitment of such Tranche A Lender then in effect. The Tranche A Loans may from time to time be (a) Eurodollar Loans, (b) ABR Loans or
(c) a combination thereof, as determined by Holding and notified to the Administrative Agent in accordance with subsections 2.2 and 9.6; provided that
                                                                 --------
the Tranche A Loans to be made on the Closing Date initially shall be made as ABR Loans.

          2.2  Procedure for Tranche A Loan Borrowing.   The Borrower shall give
               --------------------------------------
the Administrative Agent its irrevocable Notice of Borrowing (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, one Business Day prior to the Closing Date) requesting that the Tranche A Lenders make the Tranche A Loans on the Closing Date and specifying the amount to be borrowed. Upon receipt of such Notice of Borrowing, the Administrative Agent shall promptly notify each Tranche A Lender thereof. Each Tranche A Lender will make the amount of its pro rata share of the Tranche A Loans available to the Administrative Agent for the account of Holding at the office of the Administrative Agent specified in subsection 18.2 prior to 10:00 A.M., New York City time, on the Closing Date in funds immediately available to the Administrative Agent. Such Tranche A Loans will then be made available to Holding by the Administrative Agent transferring to the account directed by Holding (which account need not be maintained by the Administrative Agent) with the aggregate of the amounts made available to the Administrative Agent by the Tranche A Lenders and in like funds as received by the Administrative Agent.

          2.3  Amortization of Tranche A Loans.  (a)  The Borrower shall repay
               -------------------------------
the Tranche A Loans on each date set forth below (or, if such date is not a Business Day, on the immediately preceding Business Day) by the amount set forth below opposite such date:

                Date                       Amount
                ----                       ------

            June 30, 1998                 $1,250,000
            September 30, 1998            $1,250,000
            December 31, 1998             $1,250,000
            March 31, 1999                $1,250,000
            June 30, 1999                 $1,250,000
            September 30, 1999            $1,250,000
            December 31, 1999             $1,250,000
            March 31, 2000                $1,250,000
            June 30, 2000                 $1,250,000
            September 30, 2000            $1,250,000
            December 31, 2000             $1,250,000
            March 31, 2001                $1,250,000
            June 30, 2001                 $2,125,000
            September 30, 2001            $2,125,000
            December 31, 2001             $2,125,000
            March 31, 2002                $2,125,000
            June 30, 2002                 $2,875,000
            September 30, 2002            $2,875,000
            December 31, 2002             $2,875,000
            March 31, 2003                $2,875,000
            June 30, 2003                 $3,750,000
            September 30, 2003            $3,750,000
            December 31, 2003             $3,750,000
            March 31, 2004                $3,750,000

          (b) The Borrower shall repay any then-outstanding Tranche A Loans on the Termination Date.

          2.4  Use of Proceeds of Tranche A Loans.  The proceeds of the Tranche
               ----------------------------------
A Loans shall be utilized by the Borrower only (a) to finance the Transaction and (b) to pay any fees and expenses relating thereto.


                 SECTION 3.  AMOUNT AND TERMS OF TRANCHE B LOAN

          3.1  Tranche B Term Loans.  Subject to the terms and conditions
               --------------------
hereof, each Tranche B Lender severally agrees to make a term loan (a "Tranche B
                                                                       ---------
Loan") to the Borrower on the Closing Date in an amount not to exceed the amount
----
of the Tranche B Commitment of such Tranche B Lender then in effect. The Tranche B Loans may from time to time be (a) Eurodollar Loans, (b) ABR Loans or
(c) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 3.2 and 9.6; provided that
                                                                 --------
the Tranche B Loans to be made on the Closing Date initially shall be made as ABR Loans.

          3.2  Procedure for Tranche B Loan Borrowing.  The Borrower shall give
               --------------------------------------
the Administrative Agent its irrevocable Notice of Borrowing (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, one Business Day prior to the Closing Date) requesting that the Tranche B Lenders make the Tranche B Loans on the requested Borrowing Date and specifying the amount to be borrowed. Upon receipt of such Notice of Borrowing, the Administrative Agent shall promptly notify each Tranche B Lender thereof. Each Tranche B Lender will make the amount of its pro rata share of the Tranche B Loans available to the Administrative Agent for the account of Holding at the office of the Administrative Agent specified in subsection 18.2 prior to 10:00 A.M., New York City time, on the Closing Date in funds immediately available to the Administrative Agent. Such Tranche B Loans will then be made available to Holding by the Administrative Agent transferring to the account directed by Holding (which account need not be maintained by the Administrative Agent) with the aggregate of the amounts made available to the Administrative Agent by the Tranche B Lenders and in like funds as received by the Administrative Agent.

          3.3  Amortization of Tranche B Loans.  (a)  The Borrower shall repay
               -------------------------------
the Tranche B Loans on each date set forth below (or, if such date is not a Business Day, on the immediately preceding Business Day) by the amount set forth below opposite such date:

               Date                              Amount
               ----                              ------

               June 30, 1998                     $250,000
               September 30, 1998                $250,000
               December 31, 1998                 $250,000
               March 31, 1999                    $250,000
               June 30, 1999                     $250,000
               September 30, 1999                $250,000
               December 31, 1999                 $250,000
               March 31, 2000                    $250,000
               June 30, 2000                     $250,000
               September 30, 2000                $250,000
               December 31, 2000                 $250,000
               March 31, 2001                    $250,000
               June 30, 2001                     $250,000
               September 30, 2001                $250,000
               December 31, 2001                 $250,000
               March 31, 2002                    $250,000
               June 30, 2002                     $250,000
               September 30, 2002                $250,000
               December 31, 2002                 $250,000
               March 31, 2003                    $250,000
               June 30, 2003                     $250,000
               September 30, 2003                $250,000
               December 31, 2003                 $250,000
               March 31, 2004                    $250,000
               June 30, 2004                     $250,000
               September 30, 2004                $250,000
               December 31, 2004                 $250,000

               March 31, 2005                 $63,250,000

          (b) The Borrower shall repay any then-outstanding Tranche B Loans on March 31, 2005.

          3.4  Use of Proceeds of Tranche B Loans.  The proceeds of the Tranche
               ----------------------------------
B Loans shall be utilized by the Borrower only (a) to finance the Transaction and (b) to pay any fees and expenses relating thereto.


                 SECTION 4.  AMOUNT AND TERMS OF TRANCHE C LOAN

          4.1  Tranche C Term Loans.  Subject to the terms and conditions
               --------------------
hereof, each Tranche C Lender severally agrees to make a term loan (a "Tranche C
                                                                       ---------
Loan") to the Borrower on the Closing Date in an amount not to exceed the amount
----
of the Tranche C Commitment of such Tranche C Lender then in effect. The Tranche C Loans may from time to time be (a) Eurodollar Loans, (b) ABR Loans or
(c) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 4.2 and 9.6; provided that
                                                                 --------
the Tranche C Loans to be made on the Closing Date initially shall be made as ABR Loans.

          4.2  Procedure for Tranche C Loan Borrowing.  The Borrower shall give
               --------------------------------------
the Administrative Agent its irrevocable Notice of Borrowing (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, one Business Day prior to the Closing Date) requesting that the Tranche C Lenders make the Tranche C Loans on the requested Borrowing Date and specifying the amount to be borrowed. Upon receipt of such Notice of Borrowing, the Administrative Agent shall promptly notify each Tranche C Lender thereof. Each Tranche C Lender will make the amount of its pro rata share of the Tranche C Loans available to the Administrative Agent for the account of Holding at the office of the Administrative Agent specified in subsection 18.2 prior to 10:00 A.M., New York City time, on the Closing Date in funds immediately available to the Administrative Agent. Such Tranche C Loans will then be made available to Holding by the Administrative Agent transferring to the account directed by Holding (which account need not be maintained by the Administrative Agent) with the aggregate of the amounts made available to the Administrative Agent by the Tranche C Lenders and in like funds as received by the Administrative Agent.

          4.3  Amortization of Tranche C Loans.  (a)  The Borrower shall repay
               -------------------------------
the Tranche C Loans on each date set forth below (or, if such date is not a Business Day, on the immediately preceding Business Day) by the amount set forth below opposite such date:

            Date                              Amount
            ----                              ------

            June 30, 1998                     $250,000
            September 30, 1998                $250,000
            December 31, 1998                 $250,000
            March 31, 1999                    $250,000
            June 30, 1999                     $250,000
            September 30, 1999                $250,000
            December 31, 1999                 $250,000
            March 31, 2000                    $250,000
            June 30, 2000                     $250,000
            September 30, 2000                $250,000
            December 31, 2000                 $250,000
            March 31, 2001                    $250,000
            June 30, 2001                     $250,000
            September 30, 2001                $250,000
            December 31, 2001                 $250,000
            March 31, 2002                    $250,000
            June 30, 2002                     $250,000
            September 30, 2002                $250,000
            December 31, 2002                 $250,000
            March 31, 2003                    $250,000
            June 30, 2003                     $250,000
            September 30, 2003                $250,000
            December 31, 2003                 $250,000
            March 31, 2004                    $250,000
            June 30, 2004                     $250,000
            September 30, 2004                $250,000
            December 31, 2004                 $250,000
            March 31, 2005                    $250,000
            June 30, 2005                     $250,000
            September 30, 2005                $250,000
            December 31, 2005                 $250,000
            March 31, 2006                 $62,250,000

          (b) The Borrower shall repay any then-outstanding Tranche C Loans on March 31, 2006.

          4.4  Use of Proceeds of Tranche C Loans.  The proceeds of the Tranche
               ----------------------------------
C Loans shall be utilized by the Borrower only (a) to finance the Transaction and (b) to pay any fees and expenses relating thereto.


                 SECTION 5.  AMOUNT AND TERMS OF TRANCHE D LOAN

          5.1  Tranche D Term Loans.  Subject to the terms and conditions
               --------------------
hereof, each Tranche D Lender severally agrees to make a term loan (a "Tranche D
                                                                       ---------
Loan") to the Borrower on the Closing Date in an amount not to exceed the amount
----
of the Tranche D Commitment of
such Tranche D Lender then in effect. The Tranche D Loans may from time to time be (a) Eurodollar Loans, (b) ABR Loans or (c) a combination thereof, as determined by Holding and notified to the Administrative Agent in accordance with subsections 5.2 and 9.6; provided that the Tranche D Loans to be made on
                              --------
the Closing Date initially shall be made as ABR Loans.

          5.2  Procedure for Tranche D Loan Borrowing.  The Borrower shall give
               --------------------------------------
the Administrative Agent its irrevocable Notice of Borrowing (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, one Business Day prior to the Closing Date) requesting that the Tranche D Lenders make the Tranche D Loans on the requested Borrowing Date and specifying the amount to be borrowed. Upon receipt of such Notice of Borrowing, the Administrative Agent shall promptly notify each Tranche D Lender thereof. Each Tranche D Lender will make the amount of its pro rata share of the Tranche D Loans available to the Administrative Agent for the account of Holding at the office of the Administrative Agent specified in subsection 18.2 prior to 10:00 A.M., New York City time, on the Closing Date in funds immediately available to the Administrative Agent. Such Tranche D Loans will then be made available to Holding by the Administrative Agent transferring to the account directed by Holding (which account need not be maintained by the Administrative Agent) with the aggregate of the amounts made available to the Administrative Agent by the Tranche D Lenders and in like funds as received by the Administrative Agent.

          5.3  Amortization of Tranche D Loans.  (a)  The Borrower shall repay
               -------------------------------
the Tranche D Loans on each date set forth below (or, if such date is not a Business Day, on the immediately preceding Business Day) by the amount set forth below opposite such date:

            Period                            Amount
            ------                            ------
            June 30, 1998                     $250,000
            September 30, 1998                $250,000
            December 31, 1998                 $250,000
            March 31, 1999                    $250,000
            June 30, 1999                     $250,000
            September 30, 1999                $250,000
            December 31, 1999                 $250,000
            March 31, 2000                    $250,000
            June 30, 2000                     $250,000
            September 30, 2000                $250,000
            December 31, 2000                 $250,000
            March 31, 2001                    $250,000
            June 30, 2001                     $250,000
            September 30, 2001                $250,000
            December 31, 2001                 $250,000
            March 31, 2002                    $250,000
            June 30, 2002                     $250,000
            September 30, 2002                $250,000
            December 31, 2002                 $250,000
            March 31, 2003                    $250,000
            June 30, 2003                     $250,000
            September 30, 2003                $250,000

            December 31, 2003                 $250,000
            March 31, 2004                    $250,000
            June 30, 2004                     $250,000
            September 30, 2004                $250,000
            December 31, 2004                 $250,000
            March 31, 2005                    $250,000
            June 30, 2005                     $250,000
            September 30, 2005                $250,000
            December 31, 2005                 $250,000
            March 31, 2006                    $250,000
            June 30, 2006                     $250,000
            September 30, 2006                $250,000
            December 31, 2006                 $250,000
            March 31, 2007                 $61,250,000

          (b)  The Borrower shall repay Tranche D Loans on March 31, 2007.

          5.4  Use of Proceeds of Tranche D Loans.  The proceeds of the Tranche
               ----------------------------------
D Loans shall be utilized by the Borrower only (a) to finance the Transaction and (b) to pay any fees and expenses relating thereto.


          SECTION 6.  AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENTS

          6.1  Revolving Credit Commitments.  (a)  Subject to the terms and
               ----------------------------
conditions hereof, each Revolving Credit Lender severally agrees to make revolving credit loans ("Revolving Credit Loans") to the Borrower from time to
                         ----------------------
time during the Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Revolving Credit Lender's Revolving Credit Commitment Percentage of the then outstanding L/C Obligations and Swing Line Loans, does not exceed the amount of such Revolving Credit Lender's Revolving Credit Commitment then in effect; provided that, after giving effect
                                            --------
to the making of such Revolving Credit Loan, the Aggregate Outstanding Extensions of Credit of all Revolving Credit Lenders shall not exceed the Aggregate Revolving Credit Commitment then in effect. During the Commitment Period the Borrower may use the Aggregate Revolving Credit Commitment by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

          (b) The Revolving Credit Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections
6.2 and 9.6, provided that (x) no Revolving Credit Loan shall be made as a
             --------
Eurodollar Loan after the day that is one month prior to the Termination Date and (y) any Revolving Credit Loans to be made on the Closing Date initially shall be made as ABR Loans.

          6.2  Procedure for Revolving Credit Borrowing.   The Borrower may
               ----------------------------------------
borrow under the Aggregate Revolving Credit Commitment during the Commitment Period on any Business Day, provided that the Borrower shall give the
                            --------
Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 Noon, New

York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans or (b) one Business Day prior to the requested Borrowing Date, otherwise), specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Type of Loan and the length of the initial Interest Period therefor. Each borrowing under the Aggregate Revolving Credit Commitment (other than any borrowing of Swing Line Loans or of Revolving Credit Loans the proceeds of which are used to refund Swing Line Loans) shall be in an amount equal to (x) in the case of ABR Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if the then Available Revolving Credit Commitments are less than $5,000,000, such lesser amount) and
(y) in the case of Eurodollar Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in subsection 18.2 prior to 10:00 A.M., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Revolving Credit Lenders and in like funds as received by the Administrative Agent.

          6.3  Use of Proceeds of Revolving Credit Loans.  The proceeds of the
               -----------------------------------------
Revolving Credit Loans shall be utilized by the Borrower only (a) to finance the Transaction, (b) to pay any fees and expenses relating thereto and (c) for other general corporate purposes; provided, however, that not more than $34,000,000 in
                            --------  -------
the aggregate of Revolving Credit Loans may be utilized by the Borrower for the purposes described in clauses (a) and (b) above.


                         SECTION 7.  LETTERS OF CREDIT

          7.1  L/C Commitment.  (a)  Subject to the terms and conditions hereof,
               --------------
the Issuing Lender, in reliance on the agreements of the other Revolving Credit Lenders set forth in subsection 7.4(a), agrees to issue letters of credit

("Letters of Credit") for the account of the Borrower on any Business Day during
-------------------
the Commitment Period in such form as may be approved from time to time by the Issuing Lender; provided that the Issuing Lender shall have no obligation to
                --------
issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment, (ii) the Available Revolving Credit Commitment of any Revolving Credit Lender would be less than zero or (iii) the Aggregate Outstanding Extensions of Credit of all Revolving Credit Lenders would exceed the Aggregate Revolving Credit Commitment then in effect.

          (b) Each Letter of Credit shall (i) be denominated in Dollars, (ii) be (x) a standby letter of credit issued to support obligations of the Borrower or any of its Subsidiaries, contingent or otherwise, or to finance the working capital and business needs of the Borrower or any of its Subsidiaries in the ordinary course of business or (y) a commercial letter of credit issued in respect of the purchase of goods or services by the Borrower and its Subsidiaries in the ordinary course of business and (iii) expire no later than the earlier of
(x) the date that is 12 months after the date of its issuance and (y) five Business Days prior to the Termination Date; provided that any Letter
                                             --------
of Credit with an expiration date occurring up to twelve months after such Letter of Credit's date of issuance may be automatically renewable for subsequent 12-month periods (but in no event to a date which is later than five Business Days prior to the Termination Date).

          (c) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

          (d) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

          7.2  Procedure for Issuance of Letters of Credit.  The Borrower may
               -------------------------------------------
request that the Issuing Lender issue a Letter of Credit at any time during the Commitment Period by delivering to the Issuing Lender (with a copy to the Administrative Agent) at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may reasonably request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower and the Administrative Agent promptly following the issuance thereof.

          7.3  Fees, Commissions and Other Charges.  (a)  The Borrower shall pay
               -----------------------------------
to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, a letter of credit fee with respect to each Letter of Credit, computed for the period from and including the date of issuance of such Letter of Credit to the expiration date of such Letter of Credit, at a rate per annum equal to the Applicable Margin then in effect for Revolving Credit Loans which are Eurodollar Loans (calculated on the basis of the actual number of days elapsed over a 365 day year or 366 day year, as the case may be) of the aggregate face amount of Letters of Credit outstanding. Such fee shall be payable to the Administrative Agent, for the ratable account of the Revolving Credit Lenders, in arrears on each L/C Fee Payment Date and on the Termination Date.

          (b) The Borrower shall pay to the Administrative Agent, for the account of the Issuing Lender, a fronting fee with respect to each Letter of Credit issued by such Issuing Lender, computed for the period from and including the date of issuance of such Letter of Credit to the expiration date of such Letter of Credit, at the rate to be agreed upon by the Borrower and the Issuing Lender (but in any event, not more than 0.25% per annum) of the aggregate face amount of Letters of Credit outstanding which were issued by such Issuing

Lender. Such fee shall be payable in arrears on each L/C Fee Payment Date and on the Termination Date.

          (c) In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by such Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit issued by it.

          (d) The Administrative Agent shall, promptly following its receipt thereof, distribute to the relevant Issuing Lender and the L/C Participants all fees and commissions received by the Administrative Agent for their respective accounts pursuant to this subsection.

          7.4  L/C Participations.  (a)  The Issuing Lender irrevocably agrees
               ------------------
to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Credit Commitment Percentage from time to time in effect in the Issuing Lender's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's then Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed; provided that, if such demand is made prior to 12:00 Noon, New York
            --------
City time, on a Business Day, such L/C Participant shall make such payment to the Issuing Lender prior to the end of such Business Day and otherwise such L/C Participant shall make such payment on the next succeeding Business Day.

          (b) If any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to subsection 7.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (i) the daily average Federal Funds Effective Rate, as quoted by the Issuing Lender, during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (ii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to subsection 7.4(a) is not in fact made available to the Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans hereunder. A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

          (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit issued by it and has received from any L/C Participant its pro rata share of such payment in accordance with subsection 7.4(a), the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will, if such payment is received prior to 12:00 Noon, New York City time, on a Business Day, distribute to such L/C Participant its pro rata share thereof prior to the end of such Business Day and otherwise the Issuing Lender will distribute such payment on the next succeeding Business Day; provided, however, that in the event that any such payment
              --------  -------
received by the Issuing Lender and distributed to the L/C Participants shall be required to be returned by the Issuing Lender, each such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

          7.5  Reimbursement Obligation of the Borrower.  (a)  Upon payment of a
               ----------------------------------------
draft under a Letter of Credit, the Borrower agrees to reimburse the Issuing Lender on the same Business Day on which it receives notice that a draft presented under any Letter of Credit issued by such Issuing Lender has been paid by such Issuing Lender, provided that such Issuing Lender provides such notice
                        --------
to the Borrower prior to 11:00 A.M., New York City time, on such Business Day and otherwise the Borrower will reimburse the Issuing Lender on the next succeeding Business Day; provided, further, that the failure to provide such
                         --------  -------
notice shall not affect the Borrower's absolute and unconditional obligation to reimburse the Issuing Lender for any draft paid under any Letter of Credit issued by it. Any such notice shall indicate the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses reasonably incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender at its address for notices specified herein in Dollars and in immediately available funds.

          (b) Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this subsection from the date on which a draft presented under any Letter of Credit issued by such Issuing Lender is paid by such Issuing Lender until payment in full at the rate which would be payable on any outstanding Loans that are ABR Loans which were then overdue.

          (c) Each drawing under any Letter of Credit shall constitute a request by the Borrower to the Administrative Agent for a borrowing pursuant to subsection 6.2 of ABR Loans in the amount of the Reimbursement Obligations in respect of such drawing but without any requirement for compliance with the prior notice or minimum borrowing amount provisions of subsection 6.2 or the conditions set forth in subsection 11.2. The Borrowing Date with respect to such borrowing shall be the date of such drawing. Any such request or borrowing shall not relieve the Issuing Lender or L/C Participant of any liability resulting from the gross negligence or willful misconduct of the Issuing Lender or any L/C Participant, or otherwise affect any defenses or other right that the Borrower may have as a result of any such gross negligence or willful misconduct.

          7.6  Obligations Absolute.  (a)  The Borrower's obligations under
               --------------------
subsection 7.5(a) shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Lender, any L/C Participant or any beneficiary of a Letter of Credit, provided that this paragraph shall not relieve the Issuing Lender or any L/C
--------
Participant of any liability resulting from the gross negligence or willful misconduct of the Issuing Lender or any L/C Participant, or otherwise affect any defense or other right that the Borrower may have as a result of any such gross negligence or willful misconduct.

          (b) The Borrower also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Borrower's Reimbursement Obligations under subsection 7.5(a) shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or (ii) any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or (iii) any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee, provided that
                                         --------
this paragraph shall not relieve the Issuing Lender of any liability resulting from the gross negligence or willful misconduct of the Issuing Lender, or otherwise affect any defense or other right that the Borrower may have as a result of any such gross negligence or willful misconduct.

          (c) Neither the Issuing Lender with respect to any Letter of Credit nor any L/C Participant with respect thereto shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with such Letter of Credit, except for errors or omissions caused by such Person's gross negligence or willful misconduct.

          (d) The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit issued by it or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of such Issuing Lender or any L/C Participant to the Borrower.

          7.7  Letter of Credit Payments.  If any draft shall be presented for
               -------------------------
payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Lender thereof to the Borrower in connection with any such draft shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit, provided that this paragraph shall not
                                       --------
relieve the Issuing Lender of any liability resulting from the gross negligence or willful misconduct of the Issuing Lender, or otherwise affect any defense or other right that such Borrower may have as a result of any such gross negligence or willful misconduct.

          7.8  Application.  To the extent that any provision of any Application
               -----------
related to any Letter of Credit is inconsistent with the provisions of this
Section 7, the provisions of this Section 7 shall apply.

            SECTION 8.  AMOUNT AND TERMS OF SWING LINE SUB-FACILITY

          8.1  Swing Line Commitments.  (a)  Subject to the terms and conditions
               ----------------------
hereof, the Swing Line Lender agrees to make swing line loans (the "Swing Line
                                                                    ----------
Loans") to the Borrower on any Business Day from time to time during the
-----
Commitment Period in an aggregate principal amount not to exceed $10,000,000 at any one time outstanding; provided that, after giving effect to the making of
                          --------
such Swing Line Loan, the Aggregate Outstanding Extensions of Credit of all Revolving Credit Lenders shall not exceed the Aggregate Revolving Credit Commitment then in effect. Amounts borrowed under this subsection 8.1 may be repaid and, to but excluding the Termination Date, reborrowed.

          (b) All Swing Line Loans shall be made and maintained as ABR Loans and shall not be entitled to be converted into Eurodollar Loans; provided that
                                                                 --------
nothing contained in this subsection 8.1 shall prohibit the conversion into Eurodollar Loans of any Revolving Credit Loans the proceeds of which are utilized to refund Swing Line Loans.

          8.2  Procedure for Swing Line Loan Borrowing.  The Borrower may borrow
               ---------------------------------------
under the Swing Line Commitment during the Commitment Period on any Business Day; provided that the Borrower shall give the Administrative Agent irrevocable
     --------
Notice of Borrowing (which notice must be received by the Administrative Agent prior to 1:00 P.M., New York City time), on the requested borrowing date (which shall be a Business Day) specifying the amount of each requested Swing Line Loan, which shall be in a minimum amount of $500,000 or a multiple of $100,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify the Swing Line Lender thereof. The Swing Line Lender will make the proceeds of the Swing Line Loan available to the Administrative Agent by crediting the account of the Borrower with such proceeds in Dollars, at the office of the Administrative Agent in such manner as may be agreed upon by the Swing Line Lender and the Borrower prior to 3:30 P.M., New York City time, on the Borrowing Date requested by the Borrower.

          8.3  Refunding of Swing Line Loans.  (a)  The Administrative Agent, at
               -----------------------------
any time in its sole and absolute discretion, may (or, upon the request of the Swing Line Lender, shall), on behalf of the Borrower (which hereby irrevocably directs the Administrative Agent to act on its behalf) request that each Revolving Credit Lender make a Revolving Credit Loan in an amount equal to such Revolving Credit Lender's Commitment Percentage of the then outstanding principal amount of Swing Line Loans (the "Refunded Swing Line Loans") on the
                                           -------------------------
date such notice is given (regardless of whether the Refunded Swing Line Loans comply with the minimum borrowing provisions of subsection 6.2). In the event that the Swing Line Lender makes its request for refunding of the Swing Line Loans, each Revolving Credit Lender shall make the proceeds of its Revolving Credit Loan available in immediately available funds to the Administrative Agent, for the benefit of the Swing Line Lender, at the office of the Administrative Agent specified in subsection 18.2 prior to 11:00 A.M., New York City time, on the first Business Day following such request (or, if such request is made prior to 10:00 A.M., New York City time, on any date, then the proceeds of such Revolving Credit Loans shall instead be so made available to the Administrative Agent prior to 2:00 P.M., New York City time, on the date of such request); provided that in the event that any of the events described in
          --------
subsection 16.1(a) or (b) shall have occurred and be continuing, the Revolving Credit Lenders shall not make such Revolving Credit Loans and the provisions of subsection 8.3(b) shall apply.

          (b) If, prior to the making of a Revolving Credit Loan pursuant to subsection 8.3(a), one of the events described in subsection 16.1(a) or (b) shall have occurred and be continuing, each Revolving Credit Lender will, on the date such Revolving Credit Loan was to have been made, purchase from the Swing Line Lender an undivided participating interest in the Swing Line Loan to be refunded in an amount equal to its Revolving Credit Commitment Percentage of such Swing Line Loan to be refunded. Each Revolving Credit Lender will immediately transfer to the Administrative Agent, in immediately available funds, the amount of its participation.

          (c) Whenever, at any time after the Swing Line Lender has received from any Revolving Credit Lender such Lender's participating interest in a Swing Line Loan to be refunded pursuant to subsection 8.3(b), the Swing Line Lender receives any payment on account thereof, the Swing Line Lender will pay to the Administrative Agent for distribution to such Revolving Credit Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded) in like funds as received; provided that in the event that such payment received by the Swing Line Lender
--------
is required to be returned, such Revolving Credit Lender will return to the Swing Line Lender any portion thereof previously distributed by the Swing Line Lender through the Administrative Agent to it in like funds as such payment is required to be returned by the Swing Line Lender.

          8.4  Unconditional Obligation to Refund Swing Line Loans.  (a)  Each
               ---------------------------------------------------
Revolving Lender's obligation to make Revolving Credit Loans and to purchase participating interests in accordance with subsections 8.3(a) and (b) above shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default or Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any other Person; (iv) any breach of this Agreement by the Borrower or any other Person; (v) any inability of the Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which such Revolving Credit Loan is to be made or participating interest is to be purchased or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any Revolving Credit Lender does not make available to the Administrative Agent the amount required pursuant to subsections 8.3(a) and (b) above, as the case may be, the Administrative Agent shall be entitled to recover such amount on demand from such Revolving Credit Lender, together with interest thereon for each day from the date of non-payment until such amount is paid in full at the Federal Funds Effective Rate for the first two Business Days and at the rate applicable to ABR Loans thereafter.

          8.5  Use of Proceeds of Swing Line Loans.  The proceeds of Swing Line
               -----------------------------------
Loans hereunder shall be used by the Borrower for any purpose for which the proceeds of Revolving Credit Loans may be used.

          SECTION 9.  PROVISIONS RELATING TO THE EXTENSIONS OF CREDIT;
                               FEES AND PAYMENTS

          9.1  Repayment of Loans; Evidence of Debt.  (a)  The Borrower hereby
               ------------------------------------
unconditionally promises to pay to the Administrative Agent for the account of each applicable Lender:

          (i) the then unpaid principal amount of each Revolving Credit Loan of each Revolving Credit Lender on the Termination Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to
     Section 16);

          (ii) the then unpaid principal amount of the Tranche A Loan of each Tranche A Lender on the dates and in the amounts set forth in subsection
     2.3 (or the then unpaid principal amount of such Tranche A Loan, on the date that the Tranche A Loans become due and payable pursuant to Section
     16);

          (iii) the then unpaid principal amount of the Tranche B Loan of each Tranche B Lender on the dates and in the amounts set forth in subsection
     3.3 (or the then unpaid principal amount of such Tranche B Loan, on the date that the Tranche B Loans become due and payable pursuant to Section
     16);

          (iv) the then unpaid principal amount of the Tranche C Loan of each Tranche C Lender on the dates and in the amounts set forth in subsection
     4.3 (or the then unpaid principal amount of such Tranche C Loan, on the date that the Tranche C Loans become due and payable pursuant to Section
     16);

          (v) the then unpaid principal amount of the Tranche D Loan of each Tranche D Lender on the dates and in the amounts set forth in subsection
     5.3 (or the then unpaid principal amount of such Tranche D Loan, on the date that the Tranche D Loans become due and payable pursuant to Section
     16); and

          (vi) the then unpaid principal amount of the Swing Line Loans of the Swing Line Lender on the Termination Date (or such earlier date on which the Swing Line Loans become due and payable pursuant to Section 16).

The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 9.8.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

          (c) The Administrative Agent shall maintain the Register pursuant to subsection 18.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the

Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each applicable Lender's share thereof.

          (d) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 9.1(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the
                   ----- -----
obligations of the Borrower therein recorded; provided, however, that the
                                              --------  -------
failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

          (e) The Borrower agrees that, upon request of any Lender through the Administrative Agent (which request is made on or prior to the date on which such Lender becomes a Lender), the Borrower will execute and deliver to such Lender a promissory note, substantially in the form of Exhibit A (a "Note"),
                                                                     ----
evidencing the Loans made by such Lender to the Borrower.

          9.2  Commitment Fee; Other Fees.  (a)  The Borrower agrees to pay to
               --------------------------
the Administrative Agent for the account of each Revolving Credit Lender a commitment fee for the period from and including the first day of the Commitment Period to and including the Termination Date, computed at the rate per annum equal to the Applicable Commitment Fee Rate on the average daily amount of the Available Revolving Credit Commitment of such Revolving Credit Lender during the period for which payment is made. Such commitment fee shall be payable quarterly in arrears on the last Business Day of each March, June, September and December and on the Termination Date or such earlier date as the Aggregate Revolving Credit Commitment shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof; provided that no
                                                        --------
commitment fee shall be payable hereunder in the event that the Closing Date does not occur.

          (b) The Borrower shall pay (without duplication, including of any fee payable under subsection 9.2(a)) to the Administrative Agent, for its account and, as specified therein, for the account of the Lenders, the other fees required to be paid pursuant to (i) the Commitment Letter, dated December 19, 1997, among J.P. Morgan Securities, Inc., Morgan Guaranty Trust Company of New York, Credit Suisse First Boston and MergerCorp and (ii) the Fee Letter, dated December 19, 1997, among J.P. Morgan Securities, Inc., Morgan Guaranty Trust Company of New York, Credit Suisse First Boston and MergerCorp , in each case in the amounts and on the dates set forth therein.

          9.3  Optional Prepayments.  (a)  The Borrower may at any time and from
               --------------------
time to time prepay the Loans, in whole or in part, without premium or penalty, upon at least three Business Days' (or, in the case of prepayments of ABR Loans, one Business Day's) irrevocable notice to the Administrative Agent (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, on the date upon which such notice is due), specifying whether such prepayment is to be applied to the Revolving Credit Loans or the other Loans hereunder and, in any event, the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to subsection 9.15 and, except in the case of prepayments of Revolving Credit Loans which are ABR Loans and Swing Line Loans, accrued interest to such date on the amount prepaid. Amounts prepaid on account of the Term Loans may not be reborrowed.

          (b) Any partial prepayments of the Term Loans due pursuant to this subsection 9.3 shall be applied to repay the principal amounts outstanding under each of the Term Loan Facilities ratably among such Facilities (based upon the percentage which such Facility constitutes of the aggregate then outstanding principal amount of all Term Loans) and ratably among the installments owing under each such Facility (based upon the percentage which each installment of such Facility then constitutes of the aggregate principal amount then outstanding under such Facility); provided that:
                                  --------

          (i) in lieu of paying all such installments ratably, the Borrower may (in its sole discretion) prepay any installments of the Term Loans which are due within 12 months following the date of prepayment ratably (based upon the percentage which each such installment then constitutes of all installments of the Term Loans due during such 12 month period); and

          (ii) each Tranche B Lender, Tranche C Lender and Tranche D Lender may (in its sole discretion) elect to decline any such prepayment pursuant to clause (i) and, if it so declines, the amount so declined shall instead be used to increase the amount applied to prepay the Term Loans of the non-declining Lenders under all Term Loan Facilities first, based upon the
                                                      -----
     method described in clause (i) of this proviso and second, based upon the
                                                        ------
     method described in this paragraph (b) prior to giving effect to this proviso; provided, however, that if the amount of the Borrower's
                      --------  -------
     desired prepayment exceeds the existing Term Loans of the non-declining Tranche B Lenders, Tranche C Lenders and Tranche D Lenders (the amount of such excess desired prepayment, the "Surplus Optional Prepayment Amount"),
                                          ----------------------------------
     then, first, the Surplus Optional Prepayment Amount shall be applied to
           -----
     prepay the Tranche A Loans (ratably among the remaining installments thereof); second, any remaining Surplus Optional Prepayment Amount shall be
               ------
     applied to prepay the Term Loans of the declining Tranche B Lenders (ratably among the remaining installments thereof) until the Tranche B Term Loans are fully prepaid; third, any remaining Surplus Optional Prepayment
                              -----
     Amount shall be applied to prepay the Term Loans of the declining Tranche C Lenders (ratably among the remaining installments thereof) until the Tranche C Term Loans are fully prepaid; and fourth, any remaining Surplus
                                                 ------
     Optional Prepayment Amount shall be applied to prepay the Term Loans of the declining Tranche D Lenders (ratably among the remaining installments thereof).

Partial prepayments of the Term Loans shall be in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

          (c) The Borrower may at any time and from time to time prepay, in whole or in part and without premium or penalty, any Swing Line Loans then owing by it on any Business Day; provided that such Borrower has given irrevocable
                           --------
notice to the Administrative Agent not later than 1:00 P.M., New York City time, on the date of such prepayment. Partial prepayments of Swing Line Loans shall be in an aggregate principal amount of $500,000 or a whole multiple in excess thereof (or, if less, the outstanding principal amount of the Swing Line Loans).

          (d) Notwithstanding the foregoing provisions of this subsection 9.3, any optional prepayment of the Tranche B Loans, the Tranche C Loans or the Tranche D Loans pursuant to this subsection 9.3 made on or prior to the date which is 18 months following the Closing Date shall be accompanied by a prepayment fee (for the ratable account of the Tranche B Lenders, Tranche C Lenders and Tranche D Lenders accepting such prepayment) in the amount equal to 1% of the aggregate principal amount so prepaid.

          9.4  Optional Termination or Reduction of Aggregate Revolving Credit
               ---------------------------------------------------------------
Commitment.  The Borrower shall have the right, upon not less than five Business
----------
Days' notice to the Administrative Agent, to terminate the Aggregate Revolving Credit Commitment or, from time to time, to reduce the amount thereof; provided
                                                                       --------
that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans and Swing Line Loans made on the effective date thereof, the aggregate principal amount of the Revolving Credit Loans and Swing Line Loans then outstanding, when added to the then outstanding L/C Obligations, would exceed the Aggregate Revolving Credit Commitment then in effect. Any such reduction shall be in an amount equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof and shall reduce permanently the Aggregate Revolving Credit Commitment then in effect.

          9.5  Mandatory Reduction of Commitments and Prepayments.   (a)  The
               --------------------------------------------------
Aggregate Revolving Credit Commitment shall terminate on the Termination Date and all amounts outstanding thereunder shall be due and payable.

          (b) If the Aggregate Outstanding Extensions of Credit of all Lenders shall at any time exceed the Aggregate Revolving Credit Commitment then in effect (including, without limitation, as a result of any permanent reduction of the Aggregate Revolving Credit Commitment pursuant to subsection 9.4 or this subsection 9.5), the Borrower shall immediately repay the amounts outstanding under the Aggregate Revolving Credit Commitment by the amount equal to such excess, with any such repayment being applied, first, to repay any then
                                               -----
outstanding Swing Line Loans, second, to repay any then outstanding Revolving
                              ------
Credit Loans and, third, to cash collateralize the L/C Obligations in a manner
                  -----
reasonably satisfactory to the Administrative Agent.

          (c) The Borrower shall, as promptly as is practicable (and, in any event, within one Business Day following the receipt thereof), repay the Loans and reduce the Commitments by the amount equal to the aggregate amount of Net Proceeds received from the incurrence by the Borrower or any of its Subsidiaries of any Indebtedness (excluding Indebtedness permitted pursuant to subsection 14.1). Any repayment of Loans and reduction of Commitments required by this subsection 9.5(c) shall be made in accordance with the provisions of subsection 9.5(f).

          (d) The Borrower shall repay the Loans and reduce the Commitments by the amount equal to the aggregate amount of Net Proceeds (minus any Reinvested Amount relating thereto) received from (i) the sale, transfer or other disposition by the Borrower or any of its Subsidiaries of any real or personal, tangible or intangible, property of the Borrower or such Subsidiary (including, without limitation, any Capital Stock of a Subsidiary of the

Borrower) to any Person (other than to the Borrower or any of its Subsidiaries) pursuant to subsection 14.5(h), (j) or (k) or (ii) the recovery by the Borrower or any of its Subsidiaries of amounts owing to it under property insurance policies if the Borrower and its Subsidiaries have not commenced replacement of the property on account of which such amounts were paid within one year of the later of the date of the casualty to, or condemnation of, such property or the receipt of such Net Proceeds; provided that, notwithstanding the foregoing, any
                              --------
such repayment of the Loans or reduction of the Commitments pursuant to this subsection 9.5(d) shall only be required upon any such sale, transfer, other disposition or recovery to the extent the Net Proceeds received therefrom, when aggregated with the Net Proceeds received from all such sales, transfers, other dispositions or recoveries in the immediately preceding twelve-month period and minus all applicable Reinvested Amounts relating to all such Net Proceeds, exceed $5,000,000. The Borrower shall make any prepayment pursuant to this subsection 9.5(d) as promptly as practicable (and in any event, within three Business Days) following the date of receipt of any such Net Proceeds (except that if any such Net Proceeds are eligible to be reinvested in accordance with the definition of the term "Reinvested Amount" in subsection 1.1 and the Borrower has not elected to reinvest such proceeds, such prepayment shall be made on the earlier of (1) the date on which the certificate of a Responsible Officer of the Borrower to such effect is delivered to the Administrative Agent in accordance with such definition and (2) the last day of the period within which a certificate setting forth such election is required to be delivered in accordance with such definition)).

          (e) The Borrower shall repay the Loans and reduce the Commitments within one Business Day following delivery of the certificate referenced in subsection 12.2(a) (commencing with the certificate covering the fiscal year ending on March 31, 1999) by the amount equal to the Excess Cash Flow Recapture Amount for the fiscal year (or, in the case of the fiscal year ending March 31, 1999, the portion thereof commencing on the first day of the first full fiscal month after the Closing Date and ending on March 31, 1999) covered by such certificate, with any such repayment of Loans and reduction of Commitments being made in accordance with the provisions of subsection 9.5(f).

          (f) Any payments of the Loans and reductions of the Commitments made pursuant to subsection 9.5(c), (d) or (e) shall be applied, first, to the
                                                            -----
prepayment of the Term Loans and, second, to reduce the Aggregate Revolving
                                  ------
Credit Commitment then in effect. For purposes of this subsection 9.5(f), any partial prepayment of the Term Loans shall be applied to repay the principal amounts outstanding under each of the Term Loan Facilities ratably among such Facilities (based upon the aggregate principal amount then outstanding thereunder) and ratably among the installments owing under each such Facility (based upon the aggregate then outstanding principal amount of each such installment); provided that:
              --------

               (i) in lieu of paying all such installments ratably, the Borrower may (in its sole discretion) prepay any installments of the Term Loans which are due within 12 months following the date of prepayment ratably (based upon (x) in the case of prepayments due pursuant to subsection 9.5(c) or (d) with respect to each Term Loan Facility, the percentage which the aggregate then outstanding principal amount of Term Loans under such Term Loan Facility then constitutes of the aggregate then outstanding principal amount of all Term Loans under all Term Loan Facilities and (y) in the case of prepayments due pursuant to subsection 9.5(e), the percentage which each such installment then constitutes of all installments of the Term Loans due during such 12 month period); and

               (ii) each Tranche B Lender, Tranche C Lender and Tranche D Lender may (in its sole discretion) elect to decline any such prepayment and, if it so declines, the amount so declined shall instead be used to increase the amount applied to prepay the Term Loans of the non-declining Lenders under all Term Loan Facilities first, based upon the method
                                            -----
     described in clause (i) of this proviso and second, based upon the method
                                                 ------
     described in this paragraph (f) prior to giving effect to this proviso; provided, however, that if the amount of the Borrower's required prepayment
     --------  -------
     exceeds the existing Term Loans of the non-declining Tranche B Lenders, Tranche C Lenders and Tranche D Lenders (the amount of such excess desired prepayment, the "Surplus Mandatory Prepayment Amount"), then, first, the
                      -----------------------------------          -----
     Surplus Mandatory Prepayment Amount shall be applied to prepay the Tranche A Loans (ratably among the remaining installments thereof); second, any
                                                                 ------
     remaining Surplus Mandatory Prepayment Amount shall be applied to prepay the Term Loans of the declining Tranche B Lenders (ratably among the remaining installments thereof) until the Tranche B Term Loans are fully prepaid; third, any remaining Surplus Mandatory Prepayment Amount shall be
              -----
     applied to prepay the Term Loans of the declining Tranche C Lenders (ratably among the remaining installments thereof) until the Tranche C Term Loans are fully prepaid; fourth, any remaining Surplus Mandatory Prepayment
                              ------
     Amount shall be applied to prepay the Term Loans of the declining Tranche D Lenders (ratably among the remaining installments thereof); and fifth, any
                                                                     -----
     remaining Surplus Mandatory Prepayment Amount shall reduce the Aggregate Revolving Credit Commitment then in effect.

Unless the Borrower otherwise elects, the application of prepayments made pursuant to this subsection 9.5 shall be made, first, to ABR Loans and, second,
                                               -----                    ------
to Eurodollar Loans.

          (g) Notwithstanding the foregoing provisions of this subsection 9.5 (other than the provisions of subsection 9.5(e) and other than any such prepayment as a result of the sales or dispositions described in subsection 14.5(j) (as to which the provisions of this subsection 9.5(g) shall not apply)), any mandatory prepayment of the Tranche B Loans, the Tranche C Loans or the Tranche D Loans pursuant to this subsection 9.5 made on or prior to the date which is 18 months following the Closing Date shall be accompanied by a prepayment fee (for the ratable account of the Tranche B Lenders, the Tranche C Lenders and the Tranche D Lenders accepting such prepayment) in the amount equal to 1% of the aggregate principal amount so prepaid.

          9.6  Conversion and Continuation Options. (a)  The Borrower may elect
               -----------------------------------
from time to time to convert Eurodollar Loans to ABR Loans by delivering to the Administrative Agent an irrevocable Notice of Borrowing by 10:00 A.M., New York City time, at least one Business Day prior to the requested date of conversion; provided that any such conversion of Eurodollar Loans may only be made on the
--------
last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by delivering to the Administrative Agent an irrevocable Notice of Borrowing by 10:00 A.M., New York City time, at least three Business Days' prior to the requested conversion date. Any such Notice of Borrowing with respect to a conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such Notice of Borrowing, the Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans and ABR Loans may be converted as provided herein, provided that (i) no Loan may be converted
                                     --------
into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Term Lenders have determined that such a conversion is not appropriate and the Administrative Agent has given notice to the Borrower that no conversion may be made, (ii) no Revolving Credit Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Termination Date and (iii) no Tranche A Loan or Tranche B Loan (as the case may be) may be converted into a Eurodollar Loan after the date that is one month prior to the date of the final installment of principal thereof. Notwithstanding anything to the contrary contained herein, Swing Line Loans shall at all times be maintained as ABR Loans and shall not be converted to Eurodollar Loans hereunder.

          (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower delivering to the Administrative Agent an irrevocable Notice of Borrowing, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, setting forth (among other things) the length of the next Interest Period to be applicable to such Loans, provided that (i) no Loan
                                                     --------
may be continued as a Eurodollar Loan when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Basic Lenders have determined that such a continuation is not appropriate and the Administrative Agent has given notice to the Borrower that no such continuations may be made, (ii) no Revolving Credit Loan may be continued as a Eurodollar Loan after the date that is one month prior to the Termination Date and (iii) no Term Loan may be continued as a Eurodollar Loan after the date that is one month prior to the date of the final installment of principal of such Term Loan and provided, further, that if the Borrower shall fail to give such notice or if
--------  -------
such continuation is not permitted such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period. Upon receipt of any such Notice of Borrowing, the Administrative Agent shall promptly notify each Lender thereof.

          9.7  Minimum Amounts and Maximum Number of Tranches.  All borrowings,
               ----------------------------------------------
conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Loans comprising each Tranche of Eurodollar Loans shall be equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof. In no event shall there be more than 15 Eurodollar Tranches outstanding at any time.

          9.8  Interest Rates and Payment Dates.  (a)  Each Eurodollar Loan
               --------------------------------
shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin with respect thereto in effect on such day.

          (b)  Each ABR Loan (including, without limitation, each Swing Line
Loan) shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin with respect thereto in effect on such day.

          (c) If all or a portion of (i) any principal of any Loan, (ii) any interest payable thereon, (iii) any commitment fee or (iv) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is (x) in the case of principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2% or (y) in the case of any such overdue interest, commitment fee or other amount, the rate described in paragraph (b) of this subsection plus 2%, in each case from the date of such non-payment until such overdue principal, interest, commitment fee or other amount is paid in full (after as well as before judgment).

          (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this
      --------
subsection shall be payable from time to time on demand.

          (e) It is the intention of the parties hereto to comply strictly with applicable usury laws; accordingly, it is stipulated and agreed that the aggregate of all amounts which constitute interest under applicable usury laws, whether contracted for, charged, taken, reserved, or received, in connection with the indebtedness evidenced by this Agreement or any Notes, or any other document relating or referring hereto or thereto, now or hereafter existing, shall never exceed under any circumstance whatsoever the maximum amount of interest allowed by applicable usury laws.

          9.9  Computation of Interest and Fees.  (a)  Commitment fees and,
               --------------------------------
whenever it is calculated on the basis of the Prime Rate, interest shall be calculated on the basis of a 365-(or 366-, as the case may be) day year for the actual days elapsed; and, otherwise, interest shall be calculated on the basis of a 360-day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the affected Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective and (ii) the Leverage Ratio of the Borrower and its Subsidiaries shall become effective as of the opening of business on the date upon which the Administrative Agent receives the financial statements required to be delivered pursuant to subsection 12.1 which evidence such change in the Leverage Ratio. The Administrative Agent shall as soon as practicable notify the Borrower and the affected Lenders of the effective date and the amount of each such change in interest rate.

          (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to subsection 9.9(a).

          9.10  Inability to Determine Interest Rate.  If prior to the first day
                ------------------------------------
of any Interest Period the Administrative Agent shall have reasonably determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the affected Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans and (y) any Loans that were to have been converted to or continued as Eurodollar Loans on the first day of such Interest Period shall be converted to ABR Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans under such Commitments shall be made or continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans.

          9.11  Pro Rata Treatment and Payments.  (a)  Each borrowing (other
                -------------------------------
than a borrowing of Swing Line Loans) by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee hereunder and any reduction of the Commitments of the Lenders shall be allocated by the Administrative Agent pro rata according to the respective relevant Commitment Percentages of the Lenders holding obligations in respect of which such amounts were paid. Except as otherwise contemplated by subsections 9.3(b) and 9.5(f), each payment (including each prepayment) by the Borrower on account of principal of and (subject to the provisions of subsection 9.12) interest on the Loans (other than a payment of Swing Line Loans) shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of such Loans then held by the Lenders. Except as otherwise set forth herein, all payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 1:00 P.M., New York City time, on the due date thereof to the Administrative Agent, for the account of the applicable Lenders, at the Administrative Agent's office specified in subsection 18.2, in Dollars and in immediately available funds.
The Administrative Agent shall distribute such payments to the Lenders holding obligations on account of which such amounts were paid promptly upon receipt in like funds as received. Except as otherwise set forth herein, if any payment hereunder (other than payments on Eurodollar Loans) becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension). If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

          (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its relevant Commitment Percentage of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower in respect of such borrowing a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection 9.11 shall be conclusive in the absence of manifest error. If such Lender's relevant Commitment Percentage of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall notify the Borrower of the failure of such Lender to make such amount available to the Administrative Agent and the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans hereunder, on demand, from the Borrower.

          (c) Notwithstanding anything to the contrary contained herein, in the event that the Administrative Agent shall make any payment to a Lender on account of amounts owing to such Lender by the Borrower hereunder and the Administrative Agent either (i) shall not receive the corresponding amount from the Borrower or (ii) shall be required to be return such amount to the Borrower, such Lender shall (upon the request of the Administrative Agent) promptly return to the Administrative Agent the amount of such payment.

          9.12  Illegality.  Notwithstanding any other provision herein, if the
                ----------
adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement ("Affected Eurodollar
                                                     -------------------
Loans"), (a) such Lender shall promptly give written notice of such circumstances to the Borrower and the Administrative Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Affected Eurodollar Loans, continue Affected Eurodollar Loans as such and convert ABR Loans to Affected Eurodollar Loans shall forthwith be cancelled and, until such time as it shall no longer be unlawful for such Lender to make or maintain such Affected Eurodollar Loans, such Lender shall then have a commitment only to make an ABR Loan when an Affected Eurodollar Loan is requested and (c) such Lender's Loans then outstanding as Affected Eurodollar Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 9.15.

          9.13  Requirements of Law.  (a)  If the adoption of or any change in
                -------------------
any Requirement of Law or in the interpretation or application thereof applicable to any Lender or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof (or, if later, the date on which such Lender becomes a Lender):

               (i) shall subject any Lender to any tax of any kind whatsoever with respect to any Letter of Credit, any Application or any Eurodollar Loan made by it or its obligation to make Eurodollar Loans or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by subsection 9.14 (including Non-Excluded Taxes imposed solely by reason of any failure of such Lender to comply with its obligations under subsection 9.14(b)) and changes in taxes measured by or imposed upon the overall net income, or franchise taxes, or taxes measured by or imposed upon overall capital or net worth, or branch taxes (in the case of such capital, net worth or branch taxes, imposed in lieu of such net income tax), of such Lender or its applicable lending office, branch, or any affiliate thereof);

               (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

               (iii) shall impose on such Lender any other condition excluding any tax of any kind whatsoever;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Borrower from such Lender, through the Administrative Agent, in accordance herewith, the Borrower shall promptly pay such Lender, upon its demand, any additional amount or amounts necessary to compensate such Lender for such increased cost or reduced amount receivable with respect to such Eurodollar Loans or Letters of Credit, provided
                                                                       --------
that, in any such case, the Borrower may elect to convert Eurodollar Loans made by such Lender hereunder to ABR Loans by giving the Administrative Agent at least one Business Day's notice of such election, in which case the Borrower shall promptly pay to such Lender, upon demand, without duplication, amounts theretofore required to be paid to such Lender pursuant to this subsection 9.13(a) and such amounts, if any, as may be required pursuant to subsection
9.15. If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall provide prompt notice thereof to the Borrower, through the Administrative Agent, certifying (x) that one of the events described in this paragraph (a) has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Lender and a reasonably detailed explanation of the calculation thereof.

          (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority, in each case, made subsequent to the Closing Date (or, if later, the date on which such Lender becomes a Lender) shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of such Lender's obligations hereunder or under any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within ten Business Days after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor certifying (x) that one of the events described in this paragraph (b) has occurred and describing in reasonable detail the nature of such event, (y) as to the reduction of the rate of return on capital resulting from such event and (z) as to the additional amount or amounts demanded by such Lender or corporation and a reasonably detailed explanation of the calculation thereof, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or corporation for such reduction.

          (c) Any certificate provided pursuant to (a) or (b) above as to any additional amounts payable pursuant to this subsection submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          9.14  Taxes.  (a)  All payments made by the Borrower under this
                -----
Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority excluding taxes measured by or imposed upon the overall
                       ---------
net income of the Administrative Agent or any Lender or its applicable lending office, or any branch or affiliate of either, and all franchise taxes, branch taxes, taxes on doing business or taxes measured by or imposed upon the overall capital or net worth of the Administrative Agent or any Lender or its applicable lending office, or any branch or affiliate of either, in each case imposed: (i) by the jurisdiction under the laws of which the Administrative Agent or such Lender, applicable lending office, branch or affiliate is organized or is located, or in which the principal executive office of the Administrative Agent or any Lender is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or (ii) by reason of any connection between the jurisdiction imposing such tax and the Administrative Agent or such Lender, applicable lending office, branch or affiliate other than a connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations under, or received payment under or enforced, this Agreement or any Note. If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded
                                                                    ------------
Taxes") are required to be withheld from any amounts payable to the
-----
Administrative Agent or any Lender hereunder or under any Note, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided,
                                                                      --------
however, that the Borrower shall be entitled to deduct and withhold any Non-
-------
Excluded Taxes and shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this subsection. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

               (X)(i) on or before the date of any payment by the Borrower under this Agreement or any Note to such Lender, deliver to the Borrower and the Administrative Agent (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

               (ii) deliver to the Borrower and the Administrative Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

               (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Administrative Agent; and

          (Y) in the case of any such Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (i) represent to the Borrower (for the benefit of the Borrower and the Administrative Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (ii) agree to furnish to the Borrower on or before the date of any payment by the Borrower, with a copy to the Administrative Agent, (A) a certificate substantially in the form of Exhibit G (any such certificate a "U.S. Tax
                                                                     --------
     Compliance Certificate") and (B) two accurate and complete original signed
     ----------------------
     copies of Internal Revenue Service Form W-8, or successor applicable form certifying to such Lender's legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Code with respect to payments to be made under this Agreement and any Notes (and to deliver to the Borrower and the Administrative Agent two further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form, and, if necessary, obtain any extensions of time reasonably requested by the Borrower or the Administrative Agent for filing and completing such forms), and (iii) agree, to the extent legally entitled to do so, upon reasonable request by the Borrower, to provide to the Borrower (for the benefit of the Borrower and the Administrative Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Agreement and any Notes;

unless in any such case, any change in treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Participant pursuant to subsection 18.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this subsection, provided that in
                                                               --------
the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

          9.15  Indemnity.  The Borrower agrees to indemnify each Lender and to
                ---------
hold each Lender harmless from any loss or expense (other than through such Lender's gross negligence or willful misconduct) which such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. If any Lender becomes entitled to claim any amounts under the indemnity contained in this subsection 9.15, it shall provide prompt notice thereof to the Borrower, through the Administrative Agent, certifying (x) that one of the events described in clause (a), (b) or (c) has occurred and describing in reasonable detail the nature of such event, (y) as to the loss or expense sustained or incurred by such Lender as a consequence thereof and (z) as to the amount for which such Lender seeks indemnification hereunder and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any indemnification pursuant to this subsection submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          9.16  Certain Fees.  The Borrower agrees to pay to the Administrative
                ------------
Agent, for its own account, a non-refundable administration fee in an amount previously agreed to with the Administrative Agent in the Fee Letter, payable in the manner and on the dates set forth therein.

          9.17  Certain Rules Relating to the Payment of Additional Amounts.
                -----------------------------------------------------------
(a) Upon the request, and at the expense, of the Borrower, each Lender to which the Borrower is required to pay any additional amount pursuant to subsection
9.13 or 9.14, and any Participant in respect of whose participation such payment is required, shall reasonably afford the Borrower the opportunity to contest, and reasonably cooperate with the Borrower in contesting, the imposition of any Non-Excluded Tax giving rise to such payment; provided that (i) such Lender
                                              --------
shall not be required to afford the Borrower the opportunity to so contest unless the Borrower shall have confirmed in writing to such Lender its obligation to pay such amounts pursuant to this Agreement and (ii) the Borrower shall reimburse such Lender for its reasonable attorneys' and accountants' fees and disbursements incurred in so cooperating with the Borrower in contesting the imposition of such Non-Excluded Tax.

          (b) If a Lender changes its applicable lending office (other than pursuant to paragraph (c) below) and the effect of the change, as of the date of the change, would be to cause the Borrower to become obligated to pay any additional amount under subsection 9.13 or 9.14, the Borrower shall not be obligated to pay such additional amount.

          (c) If a condition or an event occurs which would, or would upon the passage of time or giving of notice, result in the payment of any additional amount to any Lender by the Borrower pursuant to subsection 9.13 or 9.14 such Lender shall take such steps as may reasonably be available to it and acceptable to the Borrower to mitigate the effects of such condition or event (which shall include efforts to rebook the Loans held by such Lender at another lending office, or through another branch or an affiliate, of such Lender); provided
                                                                    --------
that such Lender shall not be required to take any step that, in its reasonable judgment, would be materially disadvantageous to its business or operations or would require it to incur additional costs (unless the Borrower agrees to reimburse such Lender for the reasonable incremental out-of-pocket costs thereof). If a condition or event occurs which would, or would upon the passage of time or giving of notice, result in the payment of any additional amount to any Lender by the Borrower pursuant to subsection 9.13(a)(i) (i.e. increased costs for taxes) such Lender shall promptly notify the Borrower and the Administrative Agent; provided that a failure on the part of a Lender to notify
                      --------
the Borrower shall not result in any liability to such Lender and shall not reduce the amount of any additional amounts payable hereunder to such Lender to the extent that such failure to notify the Borrower does not result in the payment of any additional amount by the Borrower pursuant to Section 9.13(a)(i) which payment could have been avoided or reduced had the Lender notified the Borrower in accordance with this subsection 9.17(c).

          (d) If the Borrower shall become obligated to pay additional amounts pursuant to subsection 9.13 or 9.14 and any affected Lender shall not have promptly taken steps necessary to avoid the need for payments under subsection
9.13 or 9.14, the Borrower shall have the right, for so long as such obligation remains, (x) with the assistance of the Administrative Agent, to seek one or more substitute Lenders reasonably satisfactory to the Administrative Agent and the Borrower to purchase the affected Loan, in whole or in part, at an aggregate price no less than such Loan's principal amount plus accrued interest, and assume the affected obligations under this Agreement, or (y) to the extent that no Default or Event of Default under Section 13 or subsections 16.2(a) or 16.3(a) shall have occurred of which the Borrower has actual knowledge and is then continuing, upon at least four Business Days irrevocable notice to the Administrative Agent, to prepay the affected Loan, in whole or in part, subject to subsection 9.15, without premium or penalty. In the case of the substitution of a Lender, the Borrower, the Administrative Agent, the affected Lender, and any substitute Lender shall execute and deliver an appropriately completed Assignment and Acceptance pursuant to subsection 18.6(c) to effect the assignment of rights to, and the assumption of obligations by, the substitute Lender. In the case of a prepayment of an affected Loan, the amount specified in the notice shall be due and payable on the date specified therein, together with any accrued interest to such date on the amount prepaid. In the case of each of the substitution of a Lender and of the prepayment of an affected Loan, the Borrower shall first pay the affected Lender any additional amounts owing under subsections 9.13, 9.14 and 9.15 (as well as any commitment fees and other amounts then due and owing to such Lender) prior to such substitution or prepayment.

          (e) If the Administrative Agent or any Lender receives a refund in respect of taxes for which the Borrower has made additional payments pursuant to subsection 9.13(a) or

9.14(a), the Administrative Agent or such Lender, as the case may be, shall promptly pay such refund (together with any interest with respect thereto received from the relevant taxing authority) to the Borrower, provided,
                                                              --------
however, that the Borrower agrees promptly to return such refund (together with any interest with respect thereto due to the relevant taxing authority) (free of all Non-Excluded Taxes) to the Administrative Agent or the applicable Lender, as the case may be, upon receipt of a notice that such refund is required to be repaid to the relevant taxing authority. Notwithstanding anything to the contrary contained in this clause (e), no Lender shall have any obligation to disclose to the Borrower any of such Lender's books, records or tax filings.

          (f) For the purposes of subsections 9.13 and 9.14, a change in treaty, law, rule or regulation shall not include the ratification or entry into force of the income tax treaty between Luxembourg and the United States of America.

          (g)  The obligations of a Lender or Participant under this subsection
9.17 shall survive the termination of this Agreement and the payment of the Loans and all amounts payable hereunder.


                  SECTION 10.  REPRESENTATIONS AND WARRANTIES

          To induce the Administrative Agent, each Issuing Lender and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, the Borrower hereby represents and warrants to the Administrative Agent, each Issuing Lender and each Lender that:

          10.1  Financial Condition.  (a)  The unaudited pro forma consolidated
                -------------------                      --- -----
balance sheet of the Borrower and its consolidated Subsidiaries as at December 31, 1997 (including the notes thereto) (the "Pro Forma Balance Sheet"), copies
                                             -----------------------
of which have heretofore been furnished to each Lender, has been prepared giving effect (as if such events had occurred on such date) to (i) the consummation of the Transaction on the Closing Date, (ii) the Loans to be made and the Senior Subordinated Notes to be issued on the Closing Date and the use of proceeds thereof and (iii) the payment of estimated fees, expenses and financing costs in connection with the foregoing. The Pro Forma Balance Sheet has been prepared based on the good faith assumptions of the Borrower as of the date of delivery thereof, and based on such assumptions presents fairly in all material respects on a pro forma basis the estimated financial position of Borrower and its
     --- -----
consolidated Subsidiaries as at December 31, 1997, assuming that the events specified in the preceding sentence had actually occurred at such date.

          (b) The audited consolidated balance sheets of the Guarantor and its Subsidiaries as at March 31, 1996 and March 31, 1997, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from Coopers & Lybrand L.L.P., present fairly, in all material respects, the consolidated financial condition of the Guarantor and its Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of the Guarantor and its Subsidiaries as at December 31, 1997, and the related unaudited consolidated statements of income and cash flows for the nine-month period ended on such date, on the basis disclosed in the footnotes to such financial statements, present fairly, in all material respects, the consolidated financial condition of the Guarantor and its Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the nine-month period then ended (subject to the omission of certain footnotes and normal year-end audit and other adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by a Responsible Officer, and disclosed in any such schedules and notes, and except that such unaudited financial statements do not contain certain footnotes). All material Guarantee Obligations, material contingent liabilities and liabilities for taxes, or all material long-term leases or unusual forward or long-term commitments, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, which according to GAAP must be reflected in such financial statements or the notes thereto are so reflected. During the period from December 31, 1997 to and including the date hereof there has been no disposition by the Guarantor or any of its Subsidiaries of any business or property that would be material to the Guarantor and its Subsidiaries taken as a whole, other than any such disposition which is reflected in the foregoing financial statements or in the notes thereto, or which has otherwise been disclosed in writing to the Lenders on or prior to the Closing Date, or which is pursuant to the Recapitalization of the business and properties of the Guarantor and its Subsidiaries.

          10.2  No Change.  Since March 31, 1997, there has been no development
                ---------
or event relating to or affecting any Credit Party which has had or would reasonably be expected to have a Material Adverse Effect (after giving effect to the Transaction and the transactions related thereto).

          10.3  Corporate Existence; Compliance with Law.  Each of the Borrower
                ----------------------------------------
and its Active Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate or other organizational power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such legal right would not be reasonably expected to have a Material Adverse Effect, (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not be reasonably expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          10.4  Corporate Power; Authorization; Enforceable Obligations.  (a)
                -------------------------------------------------------
The Borrower and each other Credit Party has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party and, in the case of the Borrower, to borrow hereunder and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Credit Documents to which it is a party and, in the case of the Borrower, the borrowings on the terms and conditions of this Agreement and any Notes or Applications. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Credit

Party or any other Subsidiary of the Guarantor in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Credit Documents to which the Borrower and each other Credit Party is a party, except for (i) consents, authorizations, notices and filings described in Schedule 10.4(a), all of which have been obtained or made or have the status described therein, (ii) filings to perfect the Liens created by the Security Documents, (iii) filings pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. (S) 3737 et seq.), in respect of Accounts of the Borrower and its Subsidiaries the obligor in respect of which is the United States of America or any department, agency or instrumentality thereof and (iv) consents, authorizations, notices and filings which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect. This Agreement has been, and each other Credit Document to which it is a party will be, duly executed and delivered on behalf of the Borrower. This Agreement constitutes, and each other Credit Document to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (b) This Agreement has been, and each of the other Credit Documents and any other agreement to be entered into by any Credit Party pursuant hereto will be, duly executed and delivered on behalf of such Credit Party that is party thereto. This Agreement constitutes, and each of the other Credit Documents and any other agreement to be entered into by any Credit Party pursuant hereto will constitute upon execution and delivery, the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          10.5  No Legal Bar.  The execution, delivery and performance of each
                ------------
Credit Document by each Credit Party party thereto, the incurrence or issuance of and use of the proceeds of the Loans and of drawings under the Letters of Credit by the Borrower and the consummation on the Closing Date of the other transactions contemplated by the Credit Documents (a) will not violate any Requirement of Law or any Contractual Obligation applicable to or binding upon the Borrower, any Subsidiary of the Borrower or any of their respective properties or assets in any respect that would reasonably be expected to have a Material Adverse Effect and (b) will not result in the creation or imposition of any Lien on any of their properties or assets pursuant to any Requirement of Law applicable to it, as the case may be, or any of its Contractual Obligations, except for the Liens arising under the Security Documents or permitted under subsection 14.2.

          10.6  No Material Litigation.  Except as disclosed on Schedule 10.6,
                ----------------------
no litigation by, investigation by, or proceeding of or before any arbitrator or any Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries, or against any of its or their respective properties or revenues (including after giving effect to the Transaction), which (a) is so pending or threatened at any time on or prior to the Closing Date and relates to any Credit Document, the Loans made hereunder, the use of proceeds thereof, or any drawings under a Letter of Credit and the other transactions contemplated hereby or (b) would reasonably be expected to have a Material Adverse Effect.

          10.7  No Default.  Neither the Borrower nor any of its Subsidiaries is
                ----------
in default under or with respect to any of its Contractual Obligations in any respect which would reasonably be expected to have a Material Adverse Effect.
No Default or Event of Default has occurred and is continuing.

          10.8  Ownership of Property; Liens.  Each of the Borrower and its
                ----------------------------
Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material property, and none of such property is subject to any Lien, except for Liens permitted by subsection 14.2.

          10.9  Intellectual Property.  The Borrower and each of its
                ---------------------
Subsidiaries owns, or is licensed to use (or otherwise has the legal right), all United States trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business substantially as currently conducted except for those the failure to own or license (or otherwise have the legal right to use) which would not reasonably be expected to have a Material Adverse Effect (the "Intellectual Property"). Except as set forth on Schedule
                     ---------------------
10.9 no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower know of any valid basis for any such claim and to the knowledge of the Borrower, the use of such Intellectual Property by the Borrower and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

          10.10  No Burdensome Restrictions.  Except as previously disclosed to
                 --------------------------
the Lenders in writing prior to the Closing Date, no Requirement of Law applicable to or Contractual Obligation of the Borrower or any of its Subsidiaries would reasonably be expected to have a Material Adverse Effect.

          10.11  Taxes.  Each of the Borrower and its Subsidiaries has filed or
                 -----
caused to be filed all United States federal income tax returns and all other material tax returns which, to the knowledge of the Borrower, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any (i) taxes, fees or other charges with respect to which the failure to pay, in the aggregate, would not have a Material Adverse Effect or (ii) taxes, fees or other charges the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be); other than as disclosed on Schedule 10.11, no tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

          10.12  Federal Regulations.  No part of the proceeds of any Loans will
                 -------------------
be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U of the Board of Governors of the Federal

Reserve System as now and from time to time hereafter in effect. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-1 or FR Form U-1 referred to in said Regulation G or Regulation U, as the case may be.

          10.13  ERISA.  During the five year period prior to each date as of
                 -----
which this representation is made, or deemed made, with respect to any Plan (or, with respect to (vi) or (viii) below, as of the date such representation is made or deemed made), none of the following events or conditions, either individually or in the aggregate, has resulted or is reasonably likely to result in a liability to Holding, the Borrower or any of its Subsidiaries which would be reasonably expected to have a Material Adverse Effect: (i) a Reportable Event;
(ii) an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA); (iii) any material noncompliance with the applicable provisions of ERISA or the Code; (iv) a termination of a Single Employer Plan (other than a standard termination pursuant to Section 4041(b) of ERISA); (v) a Lien in favor of the PBGC or a Plan; (vi) Underfunding with respect to any Single Employer Plan; (vii) a complete or partial withdrawal from any Multiemployer Plan by Holding, the Borrower or any Commonly Controlled Entity; (viii) any liability of Holding, the Borrower or any Commonly Controlled Entity under ERISA if Holding, the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the annual valuation date most closely preceding the date on which this representation is made or deemed made; (ix) the Reorganization or Insolvency of any Multiemployer Plan; and (x) an event or condition with respect to which Holding, the Borrower or any Commonly Controlled Entity has incurred or could incur any liability in respect of a Former Plan.

          10.14  Investment Company Act; Other Regulations.  The Borrower is not
                 -----------------------------------------
an "investment company", or a company "controlled" by an "investment company" required to register as such under the Investment Company Act of 1940, as amended, within the meaning of such act. The Borrower is not subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board of Governors of the Federal Reserve System) which limits its ability to incur Indebtedness.

          10.15  Subsidiaries.  On the Closing Date, the Subsidiaries of the
                 ------------
Borrower and their jurisdiction of incorporation shall be as set forth on
Schedule 10.15.

          10.16  Environmental Matters.  Other than exceptions to any of the
                 ---------------------
following that would not, individually or in the aggregate, reasonably be expected to result in the payment of a Material Environmental Amount:

          (a) the facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries (the "Properties") do not contain any
                                               ----------
     Materials of Environmental Concern in amounts or concentrations which (i) constitute a violation of, or (ii) would reasonably be expected to give rise to liability on the part of the Borrower or any of its Subsidiaries under, any applicable Environmental Law.

          (b) the Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any applicable Environmental Law with respect to the Properties or the business operated by the Borrower or any of its Subsidiaries (the "Business") which would materially interfere with the
                        --------
     continued operation of the Properties.

          (c) neither the Borrower nor any of its Subsidiaries has received any written notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with applicable Environmental Laws with regard to any of the Properties or the Business, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened.

          (d) Materials of Environmental Concern have not been transported or disposed of from the Properties, in violation of, or in a manner or to a location which would reasonably be expected to give rise to liability on the part of the Borrower or any of its Subsidiaries under, any applicable Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties, in violation of, or in a manner that would reasonably be expected to give rise to liability on the part of the Borrower or any of its Subsidiaries under, any applicable Environmental Law.

          (e) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any applicable Environmental Law to which the Borrower or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any applicable Environmental Law with respect to the Properties or the Business.

          (f) there has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that would reasonably be expected to give rise to liability on the part of the Borrower or any of its Subsidiaries under applicable Environmental Laws.

          (g) Neither the Borrower nor any of its Subsidiaries has assumed or retained, by contract or, to its knowledge, operation of law, any known or suspected liabilities of any kind, fixed or contingent, as a result of any violation or breach of applicable Environmental Law or with respect to any contamination by any Materials of Environmental Concern.

          10.17  Collateral Documents.  Upon execution and delivery thereof by
                 --------------------
the parties thereto, the Collateral Agreement will be effective to create (to the extent described therein) in favor of the Administrative Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. When the actions specified in Schedule 9 to the Collateral Agreement have been duly taken, the security interests granted pursuant thereto shall constitute (to the extent described therein) a perfected first lien on, and security interest in, all right, title and interest of each pledgor party thereto in the Collateral described therein with respect to such pledgor.

          10.18  Accuracy and Completeness of Information.  The factual
                 ----------------------------------------
statements contained in the financial statements referred to in subsection 10.1(a) and (b), the Credit Documents (including the schedules thereto, but excluding any statements by the Administrative Agent or any Lender) and any other certificates or documents furnished by or on behalf of Holding or any of its Subsidiaries to the Administrative Agent or the Lenders from time to time in connection with this Agreement, taken as a whole, did not (as of the Closing Date, to the best knowledge of the Borrower, contain any material misstatement of fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances in which the same were made, not materially misleading in their presentation of the Transaction or the other transactions contemplated hereby or by the other Transaction Documents or of the Borrower and its Subsidiaries taken as a whole; all except as otherwise qualified herein or therein, and such knowledge qualification being given only with respect to factual statements made by Persons other than the Borrower or any of its Subsidiaries. It is understood that no representation or warranty is made concerning any forecasts, estimates, pro forma information,
                                                      --- -----
projections and statements as to anticipated future performance or conditions, and the assumptions on which they were based, contained in any such financial statements, certificates or documents except that as of the date such forecasts, estimates, pro forma information, projections and statements were generated, (i)
           --- -----
such forecasts, estimates, pro forma information, projections and statements
                           --- -----
were based on the good faith assumptions of the management of Holding and (ii) such assumptions were believed by such management to be reasonable. Such forecasts, estimates, pro forma information and statements, and the assumptions
                      --- -----
on which they were based, may or may not prove to be correct.

          10.19  Solvency.  As of the Closing Date, immediately prior to and
                 --------
after giving effect to the Transaction and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith and after giving effect to the guarantee of Holding, guaranteeing the obligations of Newco (the "TTC Guarantee"), each Credit Party will be, Solvent.
      -------------

          10.20  Senior Indebtedness.  The monetary obligations of the Guarantor
                 -------------------
and Newco under this Agreement constitute "Senior Indebtedness" of the Borrower under and as defined in the Senior Subordinated Note Indenture.


                       SECTION 11.  CONDITIONS PRECEDENT

          11.1  Conditions to Initial Loans.  The agreement of each Lender to
                ---------------------------
make the initial Loans and other extensions of credit requested to be made by it is subject to the satisfaction or waiver immediately prior to or concurrently with the making of such Loan or other extension of credit, of the following conditions precedent:

          (a)  Credit Documents.  The Administrative Agent shall have received
               ----------------
     (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower, (ii) the Collateral Agreement and (iii) each of the Foreign Pledge Agreements, if any, executed and delivered by a duly authorized officer of each Credit Party thereto.

          (b)  Related Agreements.  The Administrative Agent shall have
               ------------------
     received, with a copy for each Lender, complete and correct copies, certified as to authenticity by the Borrower, of each of (i) the Merger Agreement, (ii) the Senior Subordinated Note Indenture and (iii) such other documents or instruments as may be reasonably requested by the Administrative Agent.

          (c)  Corporate Proceedings of the Borrower.  The Administrative Agent
               -------------------------------------
     shall have received, with a photocopy for each Lender, a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors or comparable body of the Borrower authorizing (i) the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party, (ii) the borrowings contemplated hereunder and (iii) the granting by it of Liens pursuant to the Collateral Agreement, certified by the Secretary or an Assistant Secretary of the Borrower as of the Closing Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded except as any later such resolution may modify any earlier such resolution.

          (d)  Borrower Incumbency Certificate.  The Administrative Agent shall
               -------------------------------
     have received, with a photocopy for each Lender, a Certificate of the Borrower, dated the Closing Date, as to the incumbency and signature of the officers of the Borrower executing any Credit Document reasonably satisfactory in form and substance to the Administrative Agent, executed by a Responsible Officer and the Secretary or any Assistant Secretary of the Borrower.

          (e)  Corporate Proceedings of Subsidiaries.  The Administrative Agent
               -------------------------------------
     shall have received, with a photocopy for each Lender, a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of each Subsidiary of the Borrower which is a party to a Credit Document authorizing (i) the execution, delivery and performance of the Credit Documents to which it is a party and (ii) the granting by it of Liens pursuant to the Collateral Agreement, certified by the Secretary or an Assistant Secretary of each such Subsidiary as of the Closing Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded except as any later such resolution may modify any earlier such resolution.

          (f)  Subsidiary Incumbency Certificates.  The Administrative Agent
               ----------------------------------
     shall have received, with a photocopy for each Lender, a certificate of each Subsidiary of the Borrower which is a Credit Party, dated the Closing Date, as to the incumbency and signature of the officers of such Subsidiaries executing any Credit Document, reasonably satisfactory in form and substance to the Administrative Agent, executed by a Responsible Officer and the Secretary or any Assistant Secretary of each such Subsidiary.

          (g)  Corporate Documents.  The Administrative Agent shall have
               -------------------
     received, with a photocopy for each Lender, complete and correct copies of the certificate of incorporation and by-laws (or analogous documents) of each Credit Party, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Credit Party.

          (h)  Consents, Licenses and Approvals.  The Administrative Agent shall
               --------------------------------
     have received, with a photocopy for each Lender, a certificate of a Responsible Officer of each of the Guarantor and the Borrower stating that all consents, authorizations and filings referred to in Schedule 10.4(a) are in full force and effect or have the status described therein, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it.

          (i)  Fees.  The Administrative Agent shall have received the fees to
               ----
     be received on the Closing Date referred to in subsection 9.16.

          (j)  Legal Opinions.  The Administrative Agent shall have received,
               --------------
     with a photocopy counterpart for each Lender, the following executed legal opinions:

                    (i) the executed legal opinion of Hale & Dorr, counsel to the Borrower and the other Credit Parties, substantially in the form of Exhibit C-1;

                    (ii) the executed legal opinion of Debevoise & Plimpton, special New York counsel to the Borrower and the other Credit Parties, substantially in the form of Exhibit C-2; and

                    (iii) the executed legal opinion of Mark V.B. Tremallo, Esq., internal counsel to Holding, substantially in the form of Exhibit C-3.

     Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

          (k)  Pledged Stock; Stock Powers; Pledged Notes.  The Administrative
               ------------------------------------------
     Agent shall have received the certificates representing the shares pledged pursuant to the Collateral Agreement and (to the extent that such shares are evidenced by certificates) each Foreign Pledge Agreement, if any, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof.

          (l)  Actions to Perfect Liens.  The Administrative Agent shall have
               ------------------------
     received evidence in form and substance reasonably satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1, necessary or, in the reasonable opinion of the Administrative Agent, reasonably desirable to perfect the Liens created by the Security Documents shall have been completed or shall be ready to be completed promptly following the Closing Date.

          (m)  Intentionally Omitted.
               ---------------------

          (n)  Intentionally Omitted.
               ---------------------

          (o)  Intentionally Omitted.
               ---------------------

          (p)  Intentionally Omitted.
               ---------------------

          (q)  Intentionally Omitted.
               ---------------------

          (r)  Lien Searches.  The Administrative Agent shall have received the
               -------------
     results of a recent search by a Person satisfactory to the Administrative Agent, of the Uniform Commercial Code, judgement and tax lien filings which may have been filed with respect to personal property of Holding, TTC and their Domestic Subsidiaries (including Foreign Subsidiary Holdcos) which are Credit Parties, and the results of such search shall be reasonably satisfactory to the Administrative Agent.

          (s)  Sources and Uses.  The Administrative Agent shall have received a
               ----------------
     certificate of a Responsible Officer, dated the Closing Date, stating that, in connection with the Transactions, (i) Holding (either directly or through MergerCorp) has issued and sold at least $275,000,000 in cash equity capital, (ii) certain shareholders and members of management of Holding and its Subsidiaries have maintained at least $20,000,000 of equity investments in the common stock of Holding, (iii) Holding has received not less than $275,000,000 in gross cash proceeds from the offering and sale of the Senior Subordinated Notes, (iv) before giving effect to any cash described in this clause (s) to be received by Holding and its Subsidiaries in connection with the Transactions and after giving effect to the payment of any accounts payable which are then due, Holding has not less than $20,000,000 in cash on hand, (v) Holding has received gross proceeds (including, without limitation, through the reduction of amounts payable to optionholders as Merger consideration) of not less than $25,000,000 from the exercise of existing stock options, (vi) the total cost of the Transaction shall not have exceeded $920,000,000; such certificate also shall contain a good faith estimate (in reasonable detail) of the fees and expenses relating to the Transaction (which estimate shall not exceed $42,500,000 in the aggregate).

          (t)  The Merger and the Recapitalization.  The Administrative Agent
               -----------------------------------
     and the Lenders shall be reasonably satisfied that (i) the Merger Agreement shall have been duly executed and delivered by the parties thereto, (ii) all conditions precedent under the Merger Agreement to the consummation of the Merger and the Recapitalization (other than the payment of the Merger consideration) shall have been satisfied in all material respects (except for any modification or waiver of any such condition made with the consent of the Administrative Agent) and (iii) the Merger and the Recapitalization have been, or substantially simultaneously with the funding hereof, will be, consummated.

          (u)  No Consents.  Holding, TTC and their Subsidiaries shall have
               -----------
     obtained all consents and approvals of Governmental Authorities and third parties necessary in connection with the Transaction, the Loans and other extensions of credit hereunder and the continuing operations of TTC and its Subsidiaries (after giving effect to the Transaction) except for such consents and approvals which the failure to obtain would not reasonably be expected to have a Material Adverse Effect; all such consents and approvals shall be in full force and effect and all applicable waiting periods under applicable law shall have expired without any governmental or judicial action being taken that has had or would be reasonably likely to have the effect of restraining, preventing or imposing materially burdensome conditions on the Transaction and the related financing transactions contemplated hereby.

          (v)  Corporate Structure.  The Administrative Agent and the Lenders
               -------------------
     shall have received a corporate structure chart of the Guarantor and its Active Subsidiaries (after giving effect to the Transaction) and shall be reasonably satisfied with the corporate, capital and legal structure of the Guarantor and its Active Subsidiaries described therein.

          (w)  Pro Forma Balance Sheet.  The Administrative Agent shall have
               -----------------------
     received a copy of the Pro Forma Balance Sheet and the related pro forma income statement, each of which shall be substantially similar to those provided to the Lenders prior to the date hereof.

          (x)  Insurance.  The Administrative Agent shall have received a
               ---------
     schedule describing all material insurance policies maintained by Holding and TTC in accordance with the provisions of subsection 12.5, which schedule shall be in form and substance reasonably satisfactory to the Administrative Agent.

          (y)  Existing Indebtedness.  All material Indebtedness of Holding and
               ---------------------
     its Subsidiaries (other than the Senior Subordinated Notes and any intercompany Indebtedness and any Indebtedness described in Schedule 11.1(y)) shall have been paid in full, and all collateral security and credit support provided by Holding and its Subsidiaries on account of such material Indebtedness shall have been released and terminated.

          (z)  Fees.  The Administrative Agent shall have received all fees,
               ----
     costs, and expenses due and payable on or prior to the Closing Date, including, without limitation, the fees referred to in subsection 9.2.

The making of the initial Loans by the Lenders hereunder shall conclusively be deemed to constitute an acknowledgment by the Administrative Agent and each Lender that each of the conditions precedent set forth in this subsection 11.1 shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

          11.2  Conditions to Each Loan.  The agreement of each Lender to make
                -----------------------
any Loan or other extension of credit requested to be made by it on any date (including, without limitation, any Loan or other extension of credit to be made on the Closing Date) is subject to the satisfaction or waiver of the following conditions precedent:

          (a)  Representations and Warranties.  Each of the representations and
               ------------------------------
     warranties made by each Credit Party in or pursuant to the Credit Documents to which it is a party shall, except to the extent that they relate to a particular date, be true and correct in all material respects on and as of such date as if made on and as of such date.

          (b)  No Default.  No Default or Event of Default shall have occurred
               ----------
     and be continuing on such date or after giving effect to the Loans and other extensions of credit requested to be made on such date.

Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date thereof that the conditions contained in this subsection have been satisfied.


                       SECTION 12.  AFFIRMATIVE COVENANTS

          The Borrower hereby agrees that, from and after the Closing Date and so long as any Commitments remain in effect, and thereafter until payment in full of the Loans, all Reimbursement Obligations then due and owing, and any other amount then due and owing to any Lender or the Administrative Agent hereunder or under any Note, the Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries to:

          12.1  Financial Statements.  Furnish to each Lender:
                --------------------

          (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Guarantor, a copy of the consolidated balance sheet of the Guarantor and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Coopers & Lybrand L.L.P. or other independent certified public accountants of nationally recognized standing; and

          (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Guarantor, the unaudited consolidated balance sheet of the Guarantor and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Guarantor and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit and other adjustments);

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by a Responsible

Officer and disclosed therein, and except, in the case of any financial statements delivered pursuant to subsection 12.1(b), for the absence of certain notes).

          12.2  Certificates; Other Information.  Furnish to each Lender:
                -------------------------------

          (a) concurrently with the delivery of the financial statements referred to in subsection 12.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the audit necessary therefor no knowledge was obtained of any Default or Event of Default, insofar as the same relates to any financial accounting matters covered by their audit, except as specified in such certificate;

          (b) concurrently with the delivery of the financial statements referred to in subsections 12.1(a) and (b), a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge, during such period (i) no Subsidiary has been formed or acquired (or, if any such Subsidiary has been formed or acquired, the Borrower has complied with the requirements of subsection 12.10 with respect thereto), (ii) neither the Borrower nor any other Credit Party has changed its name, its principal place of business, its chief executive office or the location of any material item of tangible Collateral without complying with the requirements of this Agreement and the Security Documents with respect thereto and (iii) to the best of such Responsible Officer's knowledge, each of the Borrower and the other Credit Parties has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Credit Documents to be observed, performed or satisfied by it (and including therein a reasonably detailed calculation of the covenants set forth in Section 13 and, in the case of the annual financial statements, of Excess Cash Flow as of the last day of such period), and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except, in each case as specified in such certificate;

          (c) not later than 60 days after the beginning of each fiscal year of the Borrower, a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries for such fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such Responsible Officer believes such projections have been prepared on the basis of reasonable assumptions;

          (d) within five Business Days after the same are sent, copies of all financial statements and reports which the Borrower sends to its public stockholders, and within five Business Days after the same are filed, copies of all financial statements and reports which the Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority; and

          (e) promptly, such additional financial and other information as the Administrative Agent or any Lender (acting through the Administrative Agent) may from time to time reasonably request.

          12.3  Payment of Obligations.  Pay, discharge or otherwise satisfy at
                ----------------------
or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

          12.4  Conduct of Business and Maintenance of Existence.  Continue to
                ------------------------------------------------
engage in business of the same general type as now conducted by the Borrower and its Subsidiaries taken as a whole and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of the business of the Borrower and its Subsidiaries taken as a whole except as otherwise permitted pursuant to subsection 14.4; provided that the Borrower and
                                                 --------
its Subsidiaries shall not be required to maintain any such rights, privileges or franchises, if the failure to do so would not reasonably be expected to have a Material Adverse Effect; and comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

          12.5  Maintenance of Property; Insurance.  Keep all property useful
                ----------------------------------
and necessary in the business of the Borrower and its Subsidiaries taken as a whole in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property material to the business of the Borrower and its Subsidiaries taken as a whole in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Administrative Agent, upon written request, full information as to the insurance carried.

          12.6  Inspection of Property; Books and Records; Discussions.  Keep
                ------------------------------------------------------
proper books of records and account in which full, complete and correct entries in conformity with all material Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of the Administrative Agent or any Lender (acting through the Administrative Agent), at any reasonable time, upon reasonable notice, and as often as may reasonably be desired, to visit and inspect any of its properties and examine and, to the extent reasonable, make abstracts from any of its books and records and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants, in each case (i) at the expense of the Borrower
(A) with respect to any such actions by a Lender during the continuance of a Default or an Event of Default or as otherwise required by subsection 18.5 or
(B) with respect to any such actions by the Administrative Agent and (ii) at the expense of the relevant Lender in any other case.

          12.7  Notices.  Promptly give notice to the Administrative Agent and
                -------
each Lender of:

          (a) as soon as possible after a Responsible Officer of the Borrower knows or reasonably should know thereof, the occurrence of any Default or Event of Default;

          (b) as soon as possible after a Responsible Officer of the Borrower knows or reasonably should know thereof, any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries other than as previously disclosed to the Lenders, or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, would reasonably be expected to have a Material Adverse Effect;

          (c) as soon as possible after a Responsible Officer of the Borrower knows or reasonably should know thereof, any litigation or proceeding which has a reasonable possibility of an adverse determination which would result in a judgment against the Borrower or any of its Subsidiaries of $5,000,000 or more and which is not covered by insurance, or in which injunctive or similar relief is sought that would reasonably be expected to have a Material Adverse Effect;

          (d) the following events, as soon as possible and in any event within 30 days after a Responsible Officer of the Borrower knows or reasonably should know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Single Employer Plan (other than a Reportable Event described in Section 4043(c)(9) of ERISA), a failure to make any required contribution to a Single Employer Plan or Multiemployer Plan, the creation of any Lien on the property of Holding, the Borrower or any of its Subsidiaries in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan, if, as a result thereof, Holding, the Borrower, or any of its Subsidiaries could reasonably be expected to incur any material liability; (ii) the existence of an Underfunding under a Single Employer Plan that exceeds 10% of the value of the assets of such Single Employer Plan, determined as of the most recent annual valuation date of such Single Employer Plan on the basis of the actuarial assumptions used to determine the funding requirements of such Single Employer Plan as of such date;
     (iii) the institution of proceedings or the taking of any other formal action by the PBGC or Holding, the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Single Employer Plan or Multiemployer Plan if, as a result thereof, Holding, the Borrower or any of its Subsidiaries could reasonably be expected to incur any material liability; or (iv) the occurrence or expected occurrence of any event or condition under which Holding, the Borrower or any Commonly Controlled Entity has incurred or could incur any liability in respect of a Former Plan;

          (e) As soon as possible after a Responsible Officer of the Borrower knows, and except as would not, individually or in the aggregate, reasonably be expected to result in the payment of a Material Environmental Amount, that (i) any Governmental Authority has identified the Borrower or any of its Subsidiaries as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") or any similar Environmental Law for the cleanup of Materials of
     --------
     Environmental Concern at any location, whether or not owned, leased or operated by the Borrower or any of its Subsidiaries; (ii) any Governmental Authority may revoke any permit pursuant to Environmental Law held by the Borrower or any of its Subsidiaries, or deny or refuse to renew any such permit sought by the Borrower or any of its Subsidiaries; or (iii) any property owned, leased, or operated by the Borrower or any of its Subsidiaries is being listed on, or proposed for listing on, the National Priorities List ("NPL") or the Comprehensive
                                                    ---
     Environmental Response, Compensation and Liability Information System ("CERCLIS") maintained by the U.S. Environmental Protection Agency or any
       -------
     similar list maintained by any Governmental Authority; and

          (f) as soon as possible after a Responsible Officer of the Borrower knows or reasonably should know thereof, any development or event which has had or would reasonably be expected to have a material adverse change in the business, operations, property or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

          12.8  Environmental Laws.  (i)  Comply substantially with all
                ------------------
Environmental Laws applicable to it, and obtain, comply substantially with and maintain any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws (collectively, "Environmental
                                                                  -------------
Permits"); and (ii) take all reasonable efforts to ensure that all of its
-------
tenants, subtenants, contractors, subcontractors and invitees comply substantially with all Environmental Laws, and obtain, comply substantially with and maintain any and all Environmental Permits applicable to any of them insofar as any failure to so comply, obtain or maintain reasonably would be expected to adversely affect the Borrower or any of its Subsidiaries. For purposes of this subsection 12.8, noncompliance shall be deemed not to constitute a breach of this covenant, provided that, upon learning of any actual or suspected
               --------
noncompliance, the Borrower shall in a timely manner undertake all reasonable efforts to achieve substantial compliance, and provided, further that, in any
                                               --------  -------
case, such noncompliance, and any other such noncompliance with any Environmental Law or Environmental Permit, individually or in the aggregate, would not reasonably be expected to give rise to the payment of a Material Environmental Amount.

          12.9  [Reserved].

          12.10  Additional Collateral.  (a)  With respect to any owned real
                 ---------------------
property or fixtures located on owned real property, in each case with a purchase price or a fair market value of at least $1,000,000, in which the Borrower or any of its Subsidiaries acquires ownership rights at any time after the Closing Date, promptly grant to the Administrative Agent, for the benefit of the Lenders, a Lien of record on all such owned real property and fixtures, upon terms reasonably satisfactory in form and substance to the Administrative Agent and in accordance with any applicable requirements of any Governmental Authority (including, without limitation, any appraisals of such property under the Financial Institutions Reform, Recovery and Enforcement Act of 1989 which the Administrative Agent reasonably deems to be required by law); provided that (i)
                                                              --------
nothing in this subsection 12.10(a) shall defer or impair the attachment or perfection of any security interest in any Collateral covered by any of the Security Documents which would attach or be perfected pursuant to the terms thereof without action by the Borrower, any of its Subsidiaries or any other Person and (ii) no such Lien shall be required to be granted as contemplated by this subsection 12.10(a) on any owned real property or fixtures the acquisition of which is financed, or is to be financed within any time period permitted by subsection 14.1, until such Indebtedness is repaid in full (and not refinanced as permitted by subsection 14.1) or, as the case may be, the Borrower determines not to proceed with such financing or refinancing. In connection with any such grant to the Administrative Agent, for the benefit of the Lenders, of a Lien of record on any such real property in accordance with this subsection, the Borrower or such Subsidiary shall deliver or cause to be delivered to the Administrative Agent any surveys, title insurance policies, environmental reports and other documents in connection with such grant of such Lien obtained by it in connection with the acquisition of such ownership rights in such real property or as the Administrative Agent shall reasonably request (in light of the value of such real property and the cost and availability of such surveys, title insurance policies, environmental reports and other documents and whether the delivery of such surveys, title insurance policies, environmental reports and other documents would be customary in connection with such grant of such Lien in similar circumstances).

          (b) With respect to any Person that, subsequent to the Closing Date, becomes a Domestic Subsidiary or Foreign Subsidiary Holdco (other than to the extent that compliance with this subsection 12.10(b) would have an adverse tax consequence to the Borrower), promptly upon the request of the Administrative
Agent: (i) execute and deliver to the Administrative Agent, for the benefit of the Lenders, a new pledge agreement or such amendments to the relevant Collateral Agreement as the Administrative Agent shall reasonably deem necessary or reasonably advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on the Capital Stock of such Subsidiary which is owned by the Borrower or any of its Domestic Subsidiaries (provided that in no event
                                                  --------
shall more than 65% of the Capital Stock of any Foreign Subsidiary Holdco be required to be so pledged), (ii) deliver to the Administrative Agent the certificates (if any) representing such Capital Stock, together with undated stock powers executed and delivered in blank by a duly authorized officer of the Borrower or such Subsidiary, as the case may be, and (iii) cause such new Subsidiary (A) to become a party to the Collateral Agreement, in each case pursuant to documentation which is in form and substance reasonably satisfactory to the Administrative Agent, and (B) to take all actions reasonably deemed by the Administrative Agent to be necessary or reasonably advisable to cause the Lien created by the Collateral Agreement to be duly perfected in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent.

          (c) With respect to any Person that, subsequent to the Closing Date, becomes a Foreign Subsidiary and which has Capital Stock which is owned directly by the Borrower or a Domestic Subsidiary, promptly upon the request of the Administrative Agent: (i) execute and deliver to the Administrative Agent a new Foreign Pledge Agreement or such amendments to the relevant Foreign Pledge Agreement as the Administrative Agent shall reasonably deem necessary or reasonably advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on the Capital Stock of such Subsidiary which is owned directly by the Borrower or any of its Domestic Subsidiaries (provided that in
                                                              --------
no event shall more than 65% of the Capital Stock of any such Subsidiary be required to be so pledged) and (ii) to the extent reasonably deemed advisable by the Administrative Agent, deliver to the Administrative Agent any certificates (if any) representing such Capital Stock, together with undated stock powers executed and delivered in blank by a duly authorized officer of the Borrower or such Domestic Subsidiary, as the case may be.

          (d) Notwithstanding anything to the contrary contained herein, no Subsidiary of the Borrower shall be required to comply with the provisions of this subsection 12.10 until such date as either (i) the consolidated gross revenues of such Subsidiary and its Subsidiaries for the most recently completed period of four consecutive fiscal quarters or (ii) the consolidated assets of such Subsidiary and its Subsidiaries, exceed $10,000,000 (it being understood that any Subsidiary which achieves such assets or revenues after the date hereof shall be deemed, for purposes of this subsection 12.10 only, to have been newly acquired by the Borrower on the date upon which such assets or revenues, as the case may be, are achieved).

          12.11  Assumption Agreement.  In the case of Holding, Newco and TTC,
                 --------------------
execute and deliver the Assumption Agreement within five days of the Closing Date. Each of the Lenders hereby consents to the provisions of the Assumption Agreement and irrevocably constitutes and appoints the Administrative Agent as its attorney-in-fact for the purpose of executing the Assumption Agreement on such Lender's behalf.


                        SECTION 13.  FINANCIAL COVENANTS

          The Borrower hereby agrees that, from and after the Closing Date and so long as the Revolving Credit Commitments remain in effect, and thereafter until payment in full of the Revolving Credit Loans, the Tranche A Loans and any Swing Line Loan, all Reimbursement Obligations then due and owing, and any other amount then due and owing hereunder or under any Note to any Revolving Credit Lender, any Tranche A Lender or the Swing Line Lender, the Borrower shall not:

          13.1  Minimum Interest Coverage Ratio.  Permit, for any period of four
                -------------------------------
consecutive fiscal quarters ending during any period set forth below, the Interest Coverage Ratio at the last day of such four-quarter period to be less than the ratio set forth opposite such period below:

                        Period                           Ratio
                        ------                           -----

       September 30, 1998  -   September 30, 1999      1.50 to 1.0
       December 31, 1999   -   September 30, 2000      1.75 to 1.0
       December 31, 2000   -   September 30, 2001      1.90 to 1.0
       December 31, 2001   -   thereafter              2.00 to 1.0


          13.2  Maximum Leverage Ratio.  Permit the Leverage Ratio at the last
                ----------------------
day of any fiscal quarter ending during a period set forth below to be greater than the ratio set forth opposite such period below:

                        Period                           Ratio
                        ------                           -----

       September 30, 1998  -  September 30, 1999        6.75 to 1.0
       December 31, 1999   -  September 30, 2000        6.50 to 1.0

       December 31, 2000   -  September 30, 2001        5.75 to 1.0
       December 31, 2001   -  September 30, 2002        5.00 to 1.0
       December 31, 2002   -  thereafter                4.75 to 1.0


          SECTION 14. NEGATIVE COVENANTS APPLICABLE TO THE TRANCHE A COMMITMENTS AND REVOLVING CREDIT COMMITMENTS

          The Borrower hereby agrees that, from and after the Closing Date and so long as the Revolving Credit Commitments remain in effect, and thereafter until payment in full of the Revolving Credit Loans, the Tranche A Loans and any Swing Line Loan, all Reimbursement Obligations then due and owing, and any other amount then due and owing hereunder or under any Note to any Revolving Credit Lender, any Tranche A Lender or the Swing Line Lender, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

          14.1  Limitation on Indebtedness.  Create, incur, assume or suffer to
                --------------------------
exist any Indebtedness (including, in any event, any preferred stock which is mandatorily redeemable prior to the scheduled maturity of the Tranche A Loans, other than any such stock held by Management Investors), except:

          (a) Indebtedness of the Borrower and its Subsidiaries under this Agreement and the other Credit Documents;

          (b) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary;

          (c) Indebtedness of the Borrower and its Subsidiaries incurred to finance or refinance the acquisition of fixed or capital assets (whether pursuant to a loan, a Financing Lease or otherwise) and any other Financing Leases in an aggregate principal amount not exceeding as to the Borrower and its Subsidiaries $15,000,000 at any time outstanding;

          (d) Indebtedness of a Person which becomes a Subsidiary after the date hereof, provided that (i) such indebtedness existed at the time such
                  --------
     Person became a Subsidiary and was not created in anticipation thereof and
     (ii) immediately after giving effect to the acquisition of such Person by the Borrower no Default or Event of Default shall have occurred and be continuing;

          (e) Indebtedness of the Borrower on account of the Senior Subordinated Notes;

          (f) additional Indebtedness of the Borrower or any of its Subsidiaries which is subordinated to the obligations of the Credit Parties hereunder not exceeding $35,000,000 in aggregate principal amount at any one time outstanding; provided that (i) any such Indebtedness shall have
                           --------
     terms and conditions which are not materially more burdensome to the Credit Parties than, and subordination provisions substantially similar to, the Senior Subordinated Notes and (ii) the aggregate principal amount of Indebtedness owing by Domestic Subsidiaries of the Borrower in reliance upon the provisions of this clause (f) and subsection 14.1(o) shall not exceed $10,000,000 at any one time outstanding;

          (g) Indebtedness of the Borrower or any of its Subsidiaries incurred to finance or refinance the purchase price of, or Indebtedness of the Borrower and any of its Subsidiaries assumed in connection with, any Permitted Acquisition permitted by subsection 14.8(e), provided that (i)
                                                            --------
     such Indebtedness is incurred substantially simultaneously with or within six months after such acquisition or in connection with a refinancing thereof, (ii) if such Indebtedness is owed to a Person, other than the Person from whom such acquisition is made or any Affiliate thereof, such Indebtedness shall have terms and conditions reasonably satisfactory to the Administrative Agent and shall not exceed 60% of the purchase price of such acquisition (including any Indebtedness assumed in connection with such acquisition but excluding any Indebtedness under this Agreement incurred to finance such acquisition) and (iii) immediately after giving effect to such acquisition no Default or Event of Default shall have occurred and be continuing; and any refinancing, refunding, renewal or extension of any such Indebtedness; provided, that, the amount of such Indebtedness is not
                        --------
     increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to the premium or other amounts paid, and fees and expenses incurred, in connection with such refinancing, refunding, renewal or extension; provided, further, the
                                                   --------  -------
     aggregate principal amount of Indebtedness which may be incurred in reliance on this subsection 14.2(g) shall not exceed $50,000,000 during the term of this Agreement; provided, further that such amount shall be
                             --------  -------
     increased by an amount equal to $10,000,000 on each anniversary of the Closing Date, commencing on the first anniversary of the Closing Date, so long as no Default or Event of Default shall have occurred and be continuing on any date on which such amount is to be so increased;

          (h) to the extent that any Guarantee Obligation permitted under subsection 14.3 constitutes Indebtedness, such Indebtedness;

          (i) Indebtedness of Foreign Subsidiaries of the Borrower for working capital purposes (including in respect of overdrafts) not exceeding, as to all such Foreign Subsidiaries, $10,000,000 in aggregate principal amount at any one time outstanding;

          (j) Indebtedness to finance the general working capital needs of the Borrower and its Subsidiaries incurred after the Termination Date in an aggregate principal amount not to exceed the amount of the Revolving Credit Commitments as of the Closing Date, provided that (i) the Tranche A Loans
                                         --------
     shall have been repaid in full and the Revolving Credit Commitment shall have been or shall concurrently be terminated and the Revolving Credit Loans, the Swing Line Loans and the Reimbursement Obligations shall have been or shall concurrently be repaid in full and any outstanding L/C Obligations shall have been or shall concurrently be cash collateralized on terms reasonably satisfactory to the Administrative Agent and (ii) the terms and conditions of such replacement working capital facility shall be substantially similar to, or otherwise not less favorable to the Borrower in any material respect than, the analogous provisions applicable to the Revolving Credit Commitments;

          (k) Indebtedness of the Borrower or any of its Subsidiaries incurred to finance insurance premiums in the ordinary course of business;

          (l) Indebtedness of any Foreign Subsidiary of the Borrower fully supported on the date of the incurrence thereof by a Foreign Backstop Letter of Credit;

          (m) Indebtedness arising from the honoring of a check, draft or similar instrument against insufficient funds; provided that such
                                                    --------
     Indebtedness is extinguished within two Business Days of its incurrence;

          (n) to the extent that any Indebtedness may be incurred or arise thereunder, Indebtedness of the Borrower and any of its Subsidiaries under any Hedging Arrangements; and

          (o) additional Indebtedness not exceeding $25,000,000 in aggregate principal amount at any one time outstanding; provided that the aggregate
                                                   --------
     principal amount of Indebtedness owing by Domestic Subsidiaries of the Borrower in reliance upon the provisions of this clause (o) and subsection 14.1(f) shall not exceed $10,000,000 at any one time outstanding.

          For the purposes of determining compliance with subsection 14.1(i) and
(o), the amount of any Indebtedness denominated in any currency other than U.S. dollars shall be calculated based on customary currency exchange rates in effect, in the case of such Indebtedness incurred (in respect of term debt) or committed (in respect of revolving debt) on or prior to the Closing Date, on the Closing Date and, in the case of such Indebtedness incurred (in respect of term debt) or committed (in respect of revolving debt) after the Closing Date, on the date that such Indebtedness was incurred (in respect of term debt) or committed (in respect of revolving debt).

          14.2  Limitation on Liens.  Create, incur, assume or suffer to exist
                -------------------
any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

          (a) Liens for taxes, assessments and similar charges not yet delinquent or the nonpayment of which in the aggregate would not reasonably be expected to have a Material Adverse Effect, or which are being contested in good faith by appropriate proceedings, provided that adequate reserves
                                               --------
     with respect thereto are maintained on the books of the Guarantor, the Borrower or their Subsidiaries, as the case may be, in conformity with GAAP (or, in the case of Foreign Subsidiaries, generally accepted accounting principles in effect from time to time in their respective jurisdictions of incorporation);

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

          (c) pledges, deposits or other Liens in connection with workers' compensation, unemployment insurance and other social security benefits or other insurance related obligations (including, without limitation, pledges or deposits or other Liens securing liability to insurance carriers under insurance or self-insurance arrangements);

          (d) Liens to secure the performance of bids, trade contracts (other than for borrowed money), obligations for utilities, leases, statutory obligations, surety and appeal bonds, performance bonds, judgment and like bonds, replevin and similar bonds and other obligations of a like nature incurred in the ordinary course of business;

          (e) zoning restrictions, easements, rights-of-way, restrictions, other similar encumbrances incurred in the ordinary course of business and minor irregularities of title which do not materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries taken as a whole;

          (f) Liens securing or consisting of Indebtedness of the Borrower and its Subsidiaries permitted by subsection 14.1(c) or 14.1(g), provided that
                                                                  --------
     (i) such Liens shall be created prior to or substantially simultaneously with or within six months of the acquisition thereby financed or the date of the incurrence or assumption of such Indebtedness and, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and, in the case of Indebtedness assumed in connection with any acquisition, the property subject thereto immediately prior to such acquisition;

     (g) Liens on the property or assets of a Person which becomes a Subsidiary after the date hereof securing Indebtedness permitted by subsection 14.1(d), provided that (i) such Liens existed at the time such Person
              --------
     became a Subsidiary and were not created in anticipation thereof and (ii) any such Lien is not spread to cover any property or assets of such Person after the time such Person becomes a Subsidiary;

          (h) Liens (not otherwise permitted hereunder) which secure obligations not exceeding (as to the Borrower and all Subsidiaries in the aggregate) $5,000,000 in aggregate amount at any time outstanding;

          (i)  Liens created pursuant to the Security Documents;

          (j) Liens of landlords or of mortgages of landlords arising by operation of law or pursuant to the terms of real property leases, provided
                                                                        --------
     that the rental payments secured thereby are not yet due and payable;

          (k) Liens arising by reason of any judgment, decree or order of any court or other Governmental Authority, if appropriate legal proceedings which may have been duly initiated for the review of such judgment, decree or order, are being diligently prosecuted and shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

          (l) Liens existing on assets or properties at the time of the acquisition thereof by the Borrower or any of its Subsidiaries which do not materially interfere with the use, occupancy, operation and maintenance of structures existing on the property subject thereto or extend to or cover any assets or properties of the Borrower or such Subsidiary other than the assets or property being acquired;

          (m) Liens securing Guarantee Obligations permitted under subsection 14.3(j)(i) or (ii);

          (n) any encumbrance or restriction (including, without limitation, put and call agreements) with respect to the Capital Stock of any joint venture or similar arrangement pursuant to the joint venture or similar agreement with respect to such joint venture or similar arrangement, provided that no such encumbrance or restriction affects in any way the
     --------
     ability of the Borrower or any of its Subsidiaries to comply with subsection 12.10;

          (o) Liens on property subject to Sale and Leaseback Transactions permitted under subsection 14.10 and general intangibles related thereto;

          (p) Liens on property of any Foreign Subsidiary of the Borrower securing Indebtedness of such Foreign Subsidiary of the Borrower permitted by subsection 14.1(h) or (o);

          (q) Liens in existing on the date hereof and listed on Schedule 14.2(q); and

          (r) Liens on Intellectual Property and foreign patents, trademarks, trade names, service marks, copyrights, technology, know-how and processes to the extent such Liens arise from the granting of licenses to use such Intellectual Property and foreign patents, trademarks, trade names, service marks, copyrights, technology, know-how and processes to any Person in the ordinary course of business of the Borrower and its Subsidiaries.

          14.3  Limitation on Guarantee Obligations.  Create, incur, assume or
                -----------------------------------
suffer to exist any Guarantee Obligation except:

          (a) Guarantee Obligations in existence on the date hereof and listed on Schedule 14.3 and any refinancings, refundings, extensions or renewals thereof, provided that the amount of such Guarantee Obligation shall not be
              --------
     increased at the time of such refinancing, refunding, extension or renewal, except by an amount equal to the premium or other amounts paid, and fees and expenses incurred, in connection with such refinancing, refunding, extension or renewal;

          (b) guarantees made in the ordinary course of its business by the Borrower or any of its Subsidiaries of obligations of the Borrower or any of its Subsidiaries, which obligations are otherwise permitted under this Agreement;

          (c) the Collateral Agreement or otherwise in respect of Indebtedness permitted by subsection 14.1(a);

          (d) Guarantee Obligations incurred after the date hereof in an aggregate amount not to exceed $2,500,000 at any one time outstanding;

          (e) Guarantee Obligations in connection with up to an aggregate principal amount of $20,000,000 of Indebtedness outstanding at any time incurred by any Management Investors in connection with any Management Subscription Agreements or other purchases by them of Capital Stock of the Guarantor or the Borrower, and any refinancings, refundings, extensions or renewals thereof; provided that such amount shall be reduced by the
                       --------
     aggregate then outstanding principal amount of loans and advances made in reliance upon the provisions of subsection 14.8(l);

          (f) Guarantee Obligations for performance, appeal, judgment, replevin and similar bonds and suretyship arrangements, all in the ordinary course of business;

          (g) Guarantee Obligations in respect of indemnification and contribution agreements expressly permitted by subsection 14.9(iii) or similar agreements by the Borrower or any of its Subsidiaries;

          (h)  Reimbursement Obligations in respect of the Letters of Credit;

          (i) obligations to insurers required in connection with worker's compensation and other insurance coverage incurred in the ordinary course of business;

          (j) Guarantee Obligations in respect of third-party loans and advances to officers or employees of the Guarantor, the Borrower or any of their Subsidiaries (i) for travel and entertainment expenses incurred in the ordinary course of business, (ii) for relocation expenses incurred in the ordinary course of business, or (iii) for other purposes, and in the case of this clause (iii), in an aggregate amount (as to the Borrower and all its Subsidiaries), together with the aggregate amount of all Investments permitted under subsection 14.8(c)(ii), of up to $2,000,000 outstanding at any time;

          (k) (i) Guarantee Obligations of the Borrower or any Domestic Subsidiary and (ii) Guarantee Obligations of any Foreign Subsidiary (other than Indebtedness for borrowed money or for reimbursement obligations in respect of drawn letters of credit), in the case of clauses (i) and (ii), incurred in connection with Permitted Acquisitions permitted under subsection 14.8(e), provided that if any such Guarantee Obligation inures
                         --------
     to the benefit of any Person other than the Person from whom such acquisition is made or any Affiliate thereof, such Guarantee Obligation shall not exceed, with respect to any such acquisition, 60% of the purchase price of such acquisition (including any Indebtedness assumed in connection with any such acquisition) (or such greater percentage as shall be reasonably satisfactory to the Administrative Agent or, if any such purchase price shall be greater than $25,000,000, such greater percentage shall be reasonably satisfactory to the Majority Lenders);

          (l) Guarantee Obligations in connection with sales or other dispositions permitted under subsection 14.5, including indemnification obligations with respect to leases, and guarantees of collectability in respect of accounts receivable or notes receivable for up to face value;

          (m) (i) Guarantee Obligations represented by contracts entered into by the Borrower or any of its Subsidiaries for the purchase of equipment, inventory and supplies required by the Borrower or such Subsidiary in the ordinary course of business and (ii) accommodation guarantees for the benefit of trade creditors of the Borrower or any of its Subsidiaries in the ordinary course of business;

          (n) Guarantee Obligations in respect of Indebtedness of a Person in connection with joint ventures or similar arrangements in respect of which no other co-investor or other Person has a greater legal or beneficial ownership interest than the Borrower or any of its Subsidiaries, and as to all of such Persons does not at any time exceed $7,500,000 in aggregate principal amount; provided that (i) such amount shall be increased by an
                       --------
     amount equal to $2,000,000 on each anniversary of the Closing Date, commencing on the second anniversary of the Closing Date, so long as no Default or Event of Default shall have occurred and be continuing on any date on which such amount is to be increased and (ii) such amount and any increase in such amount permitted by clause (i) shall be reduced by the aggregate amount of Investments permitted by subsection 14.8(j);

          (o) Guarantee Obligations of the Borrower and its Subsidiaries under any Hedging Arrangements;

          (p) Guarantee Obligations by Subsidiaries of the Borrower in respect of the Senior Subordinated Notes as and when provided therein or in the Senior Subordinated Note Indenture, which are subordinated as provided in the Senior Subordinated Note Indenture; and

          (q)  the TTC Guarantee.

          14.4  Limitation on Fundamental Changes.  Enter into any merger,
                ---------------------------------
consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, except:

          (a) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or
                           --------
     surviving corporation) or with or into any one or more Wholly Owned Subsidiaries of the Borrower (provided that the Wholly Owned Subsidiary or
                                   --------
     Subsidiaries shall be the continuing or surviving corporation);

          (b) any Subsidiary may liquidate or sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other Wholly Owned Subsidiary of the Borrower;

          (c) pursuant to the Merger, the Recapitalization, the Transfer or the Assumption; or

          (d)  as expressly permitted by subsection 14.5.

          14.5  Limitation on Sale of Assets.  Convey, sell, lease, assign,
                ----------------------------
transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person other than the Borrower or any Wholly Owned Subsidiary, except:

          (a) the sale or other disposition of inventory, or of surplus, obsolete or worn-out property or assets, whether now owned or hereafter acquired, in the ordinary course of business;

          (b) the sale or other disposition of any other property or assets in the ordinary course of business (it being understood that this shall not include the sale or other disposition of all or substantially all of any business unit);

          (c) the sale or other disposition of any property or assets (other than assets described in clauses (a) and (b) above), provided that the
                                                          --------
     aggregate market value of all assets so sold or disposed of in any period of twelve consecutive months shall not exceed $10,000,000;

          (d) the sale or discount without recourse of accounts receivable or notes receivable arising in the ordinary course of business, or the conversion or exchange of accounts receivable into or for notes receivable in connection with the compromise or collection thereof, provided that, in
                                                              --------
     the case of any Foreign Subsidiary of the Borrower, any such sale or discount may be with recourse if such sale or discount is consistent with customary practice in such Foreign Subsidiary's country of business;

          (e) the sale or other disposition of any assets or property by the Borrower or any of its Subsidiaries to the Borrower or any Wholly Owned Subsidiary of the Borrower;

          (f) the sale of the Capital Stock or all or substantially all of the assets of the Subsidiaries of the Borrower contemplated in the side letter of the Borrower to the Administrative Agent delivered on the date hereof;

          (g)  as permitted by subsection 14.4(b) or (c);

          (h) pursuant to Sale and Leaseback Transactions permitted by subsection 14.10;

          (i) the abandonment, sale or other disposition of patents, trademarks or other intellectual property that are, in the reasonable judgment of the Borrower, no longer economically practicable to maintain or useful in the conduct of the business of the Borrower and its Subsidiaries taken as a whole;

          (j) any sale or other disposition of the property of the Borrower or any of its Subsidiaries set forth on Schedule 14.5(j);

          (k) any sale or other disposition of the property of the Borrower or any of its Subsidiaries, so long as the Net Proceeds of any such sale or other disposition do not exceed $25,000,000 in the aggregate after the Closing Date, provided that an amount equal to 100% of the Net Proceeds of
                   --------
     such sale or other disposition less the Reinvested Amount is applied in
                                    ----
     accordance with subsection 9.5(d); and

          (l) any issuance, sale or other disposition of preferred stock (or equivalent equity interest) of any Subsidiary constituting Indebtedness created, incurred, assumed or existing in compliance with subsection 14.1.

          14.6  Limitation on Restricted Payments.  Declare or pay any dividend
                ---------------------------------
(other than dividends payable solely in common stock of the Borrower or options, warrants or other rights to purchase common stock of the Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower that is not Indebtedness or any warrants or options to purchase any such stock, whether now or hereafter outstanding, or make any other distribution (other than dividends payable solely in the common stock of the Borrower or options, warrants or other rights to purchase common stock of the Borrower) in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "Restricted Payments"), except that:
                     -------------------

          (a) the Borrower may pay cash dividends in an amount sufficient to allow the Guarantor to pay its obligations to CD&R under any agreement with CD&R for the rendering of management consulting or financial advisory services, provided that such amount shall not exceed in the aggregate
               --------
     $750,000 per year plus reasonable out-of-pocket expenses;

          (b) the Borrower may pay cash dividends in an amount sufficient to allow the Guarantor to pay expenses incurred in the ordinary course of business in an aggregate amount not to exceed $1,000,000 in any fiscal year;

          (c) the Borrower may pay cash dividends in an amount sufficient to cover reasonable and necessary expenses (including professional fees and expenses) incurred by the Guarantor in connection with (i) registration, public offerings and exchange listing of equity or debt securities and maintenance of the same, (ii) compliance with reporting obligations under federal or state laws or under this Agreement or any of the other Credit Documents and (iii) indemnification and reimbursement of directors, officers and employees in respect of liabilities relating to their serving in any such capacity;

          (d) the Borrower may pay cash dividends in amounts sufficient to pay tax liabilities of the Guarantor which are paid in cash by the Guarantor to any taxing authority;

          (e) the Borrower may, and may pay cash dividends in an amount sufficient to allow the Guarantor to, repurchase shares of its common stock or rights, options or units in respect thereof, from Management Investors, including as contemplated by the Management Subscription Agreements which may be entered into between the Guarantor or the Borrower and Management Investors, for an aggregate purchase price not to exceed $15,000,000 in any fiscal year and $30,000,000 during the term of this Agreement; provided
                                                                    --------
     that such amount shall be increased by an amount equal to the proceeds of any resales or new issuances of shares and options to any such Management Investors, at any time after the initial issuances to any Management Investors, together with the aggregate amount of deferred compensation owed by the Guarantor, the Borrower or any of their Subsidiaries to any such Management

     Investor that shall thereafter have been canceled, waived or exchanged in connection with the grant to such Management Investor of the right to receive or acquire shares of the Guarantor's or the Borrower's common stock; and

          (f) the Borrower may enter into and consummate the Transaction and the transactions expressly contemplated by the Transaction Documents, and may pay cash dividends in an amount sufficient to allow the Guarantor (i) to pay all fees and expenses incurred in connection with the Transaction and the transactions expressly contemplated by the Transaction Documents,
     (ii) to allow the Guarantor to perform its obligations under or in connection with the Transaction Documents and (iii) to permit the Guarantor to pay its Guarantee Obligations on account of the Senior Subordinated Notes and the Senior Subordinated Note Indenture, to the extent that the payment of such Guarantee Obligations does not violate the subordination provisions contained in the Senior Subordinated Notes or the Senior Subordinated Note Indenture.

          14.7  Limitation on Capital Expenditures.  Make or commit to make (by
                ----------------------------------
way of the acquisition of securities of a Person or otherwise) any expenditure (a "Capital Expenditure") in respect of the purchase or other acquisition of
    -------------------
fixed or capital assets (excluding (i) any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations and (ii) any Permitted Acquisition permitted by subsection 14.8(e)) except for (x) Capital Expenditures described in the immediately preceding parenthetical and (y) additional Capital Expenditures, in the case of this clause (y) not exceeding, in the aggregate for the Borrower and its Subsidiaries, during any fiscal year of the Borrower the amount set forth below opposite such fiscal year:

              Fiscal Year                 Amount
              -----------                 ------

              1998                        $17,000,000

              1999                        $18,000,000

              2000                        $20,000,000

              2001 and each fiscal        $25,000,000
              year thereafter


; provided that any portion of such amount which is not so expended in the
  --------
fiscal year for which it is permitted above may be carried-over to increase the amount permitted for the next fiscal year of the Borrower and shall be deemed to be the first amounts expended in such next fiscal year; provided, further that
                                                        --------  -------
none of the amounts set forth in the table above shall be increased by more than the greater of (x) 50% of such amount and (y) $10,000,000 by virtue of any such carry-over.

          14.8  Limitation on Investments, Loans and Advances.  Make any
                ---------------------------------------------
advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment (each an "Investment") in, any Person, except:
-----------

          (a)  extensions of trade credit in the ordinary course of business;

          (b)  Investments in cash and Cash Equivalents;

          (c) loans and advances to officers, directors or employees of the Guarantor, the Borrower or their Subsidiaries (i) for travel, entertainment and relocation expenses in the ordinary course of business, (ii) for other purposes in an aggregate amount for the Guarantor, the Borrower and their Subsidiaries, together with the aggregate amount of all Guarantee Obligations permitted pursuant to subsection 14.3(j)(iii), not to exceed $2,000,000 at any one time outstanding, (iii) relating to indemnification or reimbursement of any officers, directors or employees in respect of liabilities relating to their serving in any such capacity or as otherwise specified in subsection 14.9 and (iv) existing on the Closing Date and described in Schedule 14.8(f);

          (d) Investments by the Borrower in, and loans, advances and capital contributions by the Borrower to, any Wholly Owned Subsidiary and investments by Subsidiaries in, and loans, advances and capital contributions by Subsidiaries to, the Borrower and Wholly Owned Subsidiaries;

          (e) the acquisition of all or substantially all of the business or assets or the Capital Stock of any Person or any business unit thereof or all or substantially all of the Capital Stock of any Person (a "Permitted
                                                                     ---------
     Acquisition"), provided that:
     -----------    --------

               (i) upon giving effect to such Permitted Acquisition on a pro forma basis, either (A) the Borrower would be in Historical Pro Forma Compliance with respect to such Permitted Acquisition, or (B) the Borrower would not be in Historical Pro Forma Compliance but would otherwise be in compliance on a pro forma basis with each of the financial covenants contained in Section 13 as if such Permitted Acquisition had been made on the first day of the Historical
          Period, and the aggregate cash purchase price paid by the Borrower and its Subsidiaries for all Permitted Acquisitions made pursuant to this subclause (B) does not exceed an amount initially equal to $25,000,000, which amount shall be increased by $5,000,000 on each anniversary of the Closing Date, or (C) the Borrower would be in compliance on a pro forma basis with each of the financial covenants contained in Section 13 as if such Permitted Acquisition had been made on the first day of the Historical Period, and such Permitted Acquisition is financed entirely through the issuance of equity (excluding any financing through the assumption of Indebtedness not for borrowed money in connection with the Acquisition);

               (ii) no Default or Event of Default has occurred and is continuing at the time of consummation of such Permitted Acquisition or will result therefrom; and

               (iii) any such acquisition of Capital Stock of any Person may exclude any Capital stock of such Person to the extent necessary in the good faith judgment of the Borrower, to permit such acquisition to be accounted for as a recapitalization;

          (f)  Investments existing on the Closing Date and described in
     Schedule 14.8(f), setting forth the respective amounts of such Investments as of a recent date;

          (g) Investments in notes receivable and other instruments and securities obtained in connection with transactions permitted by subsection 14.5(d);

          (h) Investments in the nature of pledges or deposits with respect to leases or utilities provided to third parties in the ordinary course of business or otherwise described in subsection 14.2(c), (d) or (j);

          (i) Investments representing non-cash consideration received by the Borrower or any of its Subsidiaries in connection with any sale or other disposition of the property of the Borrower or any of its Subsidiaries, provided that in the case of any sale or other disposition permitted under
     --------
     subsection 14.5(j), such non-cash consideration constitutes not more than 25% of the aggregate consideration received in connection with such sale or other disposition and any such non-cash consideration received by the Borrower or any of its Domestic Subsidiaries is pledged to the Administrative Agent for the benefit of the Lenders pursuant to the Security Documents;

          (j) Investments by the Borrower or any of its Subsidiaries in one or more Persons in connection with joint ventures or similar arrangements in respect of which no other co-investor or other Person has a greater legal or beneficial ownership interest than the Borrower or such Subsidiary in an aggregate amount not to exceed $7,500,000 at any one time outstanding;

          (k) Investments representing evidences of Indebtedness, securities or other property received from another Person by the Borrower or any of its Subsidiaries in connection with any bankruptcy proceeding or other reorganization of such other Person or as a result of foreclosure, perfection or enforcement of any Lien or exchange for evidences of Indebtedness, securities or other property of such other Person held by the Borrower or any of its Subsidiaries; provided that any such
                                                 --------
     securities or other property received by the Borrower or any of its Domestic Subsidiaries is pledged to the Administrative Agent for the benefit of the Lenders pursuant to the Security Documents;

          (l) loans and advances to Management Investors in connection with the purchase by such Management Investors of Capital Stock of the Guarantor or the Borrower of up to $20,000,000 outstanding at any one time; provided
                                                                    --------
     that such amount shall be reduced by the aggregate principal amount of Indebtedness in respect of Guarantee Obligations permitted by subsection 14.3(e);

          (m) Investments in the Capital Stock of the Guarantor which is held by the Guarantor as treasury stock and is restored to unissued status or is eliminated from authorized shares, or options in respect thereof;

          (n) Investments constituting Capital Expenditures, to the extent permitted by subsection 14.7;

          (o) Investments of the Borrower and its Subsidiaries under any Hedging Arrangements; and

          (p) Investments not otherwise permitted by the preceding clauses of subsection 14.8 in an aggregate amount not to exceed $15,000,000 at any one time outstanding.

          14.9  Limitation on Transactions with Affiliates.  Enter into any
                ------------------------------------------
transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate of the Borrower unless such transaction (a) is otherwise permitted under this Agreement and, (b) either (i) is upon terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not such an Affiliate or (ii) has been approved by a majority of the Disinterested Directors of the Guarantor, or in the event that at the time of any such transaction, there are no Disinterested Directors serving on the board of directors or comparable body of the Guarantor, such transaction shall be approved by a nationally recognized expert with expertise in appraising the terms and conditions of the type of transaction for which approval is required; provided that nothing contained in this subsection
                            --------
14.9 shall be deemed to prohibit:

               (i) the Borrower or any of its Subsidiaries from entering into or performing any consulting, management or employment agreements or other compensation arrangements with a director, officer or employee of the Borrower or any of its Subsidiaries that provides for annual aggregate base compensation not in excess of $1,000,000 for each such director, officer or employee;

               (ii) the payment of transaction expenses in connection with this Agreement and the Transaction;

               (iii) the Borrower or any of its Subsidiaries from entering into, making payments pursuant to and otherwise performing an indemnification and contribution agreement in favor of any of the persons listed on Schedule 1.1(b) and their Affiliates, any Management Investor, and each person who is or becomes a director, officer, agent or employee of the Guarantor or any of its Subsidiaries, in respect of liabilities (A) arising under the Securities Act, the Exchange Act and any other applicable securities laws or otherwise, in connection with any offering of securities by the Guarantor or any of its Subsidiaries, (B) incurred to third parties for any action or failure to act of the Guarantor or any of its Subsidiaries, predecessors or successors, (C) arising out of the performance by CD&R of management consulting or financial advisory services provided to the Guarantor or any of its Subsidiaries, (D) arising out of the fact that any indemnitee was or is a director, officer, agent or employee of the Guarantor or any of its Subsidiaries, or is or was serving at the request of any such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise or (E) to the fullest extent permitted by Delaware or other applicable state law, arising out of any breach or alleged breach by such indemnitee of his or her fiduciary duty as a director or officer of the Guarantor or any of its Subsidiaries;

               (iv) the Guarantor or any of its Subsidiaries from performing any agreements or commitments with or to any Affiliate existing on the Closing Date and described on Schedule 14.9(iv);

               (v)   payments pursuant to the Tax Allocation Agreement; or

               (vi) any transaction permitted under subsection 14.2(m), 14.3(e), 14.3(g), 14.3(j), 14.4, 14.6, 14.8(c) or 14.8(l), or any
     transaction with a Wholly Owned Subsidiary of the Borrower.

For purposes of this subsection 14.9, "Disinterested Director" shall mean, with
                                       ----------------------
respect to any Person and transaction, a member of the board of directors or comparable body of such Person who does not have any material direct or indirect financial interest in or with respect to such transaction (other than by virtue of such member's ownership of Capital Stock of the Guarantor).

          14.10  Limitation on Sales and Leasebacks.  Enter into any arrangement
                 ----------------------------------
with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary (any of such arrangements, a "Sale and Leaseback Transaction") other than in connection with
                 ------------------------------
any sale or other disposition permitted under subsection 14.5 and except for Sale and Leaseback Transactions entered into by the Borrower or any such Subsidiary with respect to real or personal property with an aggregate book value not to exceed $10,000,000 at any one time.

          14.11  Limitation on Changes in Fiscal Year.  Permit the fiscal year
                 ------------------------------------
of the Borrower to end on a day other than March 31.

          14.12  Limitation on Optional Payments and Modifications of Debt
                 ---------------------------------------------------------
Instruments and other Material Agreements.  (a)  Make any optional payment,
-----------------------------------------
prepayment, repurchase or redemption of the Senior Subordinated Notes or make any optional payments on account of or for a sinking or other analogous fund for the repurchase, redemption, defeasance or other acquisition thereof (other than mandatory payments of principal and interest and payments of, in each case, fees and expenses required by the Senior Subordinated Notes or the Senior Subordinated Note Indenture, only to the extent permitted under the subordination provisions, if any, applicable thereto); (b) make any amendment, supplement, modification or waiver of any of the terms of the Senior Subordinated Notes or the Senior Subordinated Note Indenture (i) which amends or modifies the subordination provisions contained in the Senior Subordinated Notes and the Senior Subordinated Note Indenture; (ii) which shortens the fixed maturity or increases the principal amount of, or increases the rate or shortens the time of payment of interest on, or increases the amount or shortens the time of payment of any principal or premium payable whether at maturity, at a date fixed for prepayment or by acceleration or otherwise of the Indebtedness evidenced by the Senior Subordinated Notes or increases the amount of, or accelerates the time of payment of, any fees or other amounts payable in connection therewith to any holder of the Senior Subordinated Notes; (iii) which relates to any material affirmative or negative covenants or any events of default or remedies thereunder and the effect of which is to subject the Borrower, or any of its Subsidiaries, to any more onerous or more restrictive provisions; or (iv) which otherwise adversely affects the interests of the Lenders as senior creditors with respect to the Senior Subordinated Notes or the interests of the Lenders hereunder in any material respect or (c) in the event of the occurrence of a Change of Control, repurchase the Senior Subordinated Notes, unless the Borrower shall have (i) made payment in full of the Loans, all Reimbursement Obligations and any other amounts then due and owing to any Lender or the Administrative Agent hereunder and under any Note and cash collateralized the L/C Obligations on terms reasonably satisfactory to the Administrative Agent or (ii) made an offer to pay the Loans, all Reimbursement Obligations and any amounts then due and owing to each Lender and the Administrative Agent hereunder and under any Note and to cash collateralize the L/C Obligations in respect of each Lender and shall have made payment in full thereof to each such Lender or the Administrative Agent which has accepted such offer and cash collateralized the L/C Obligations in respect of each such Lender which has accepted such offer.

          This subsection 14.12 shall not be deemed to restrict or prohibit (i) the assumption by TTC of the Senior Subordinated Note Indenture and the Senior Subordinated Notes, and the rights and obligations thereunder, in connection with the Assumption or (ii) the exchange after the Closing Date of newly issued Senior Subordinated Notes for previously issued Senior Subordinated Notes.

          14.13  Limitation on Negative Pledge Clauses.  Enter into any
                 -------------------------------------
agreement which prohibits or limits the ability of the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, to secure the obligations hereunder or, in the case of any guarantor, its obligations under the Collateral Agreement, other than (a) this Agreement and the other Credit Documents and any related documents and (b) any industrial revenue or development bonds, agreements governing any purchase money Liens, acquisition agreements or Financing Leases or operating leases of real property entered into in the ordinary course of business otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed, acquired or leased thereby).

          14.14  Limitation on Lines of Business.  Enter into any business,
                 -------------------------------
either directly or through any Subsidiary, except for those businesses of the same general type as those in which the Borrower and its Subsidiaries are engaged on the Closing Date or which are related thereto.

          14.15  Limitation on Activities of Holding.  In the case of Holding
                 -----------------------------------
and notwithstanding anything to the contrary in this Agreement or any other Loan Document, Holding shall not conduct or otherwise engage, in any business or operations other than: (i) the Transactions and the other transactions contemplated by the Transaction Documents or the provision of administrative, legal, accounting and management services to or on behalf of any of its Subsidiaries, (ii) the ownership of the Capital Stock or other interests of its Subsidiaries, the sale and transfer of such ownership interests (to the extent not otherwise prohibited by the Credit Agreement), and the exercise of rights and performance of obligations in connection therewith, (iii) the entry into, and exercise of rights and performance of obligations in respect of, (A) the Transaction Documents, the Collateral Agreement and any other Credit Document to which Holding is a party, any other agreement to which Holding is a party on the date hereof (which other agreements (other than those contemplated elsewhere in this paragraph) will be contributed to the Borrower upon the consummation of the Assumption), the Senior

Subordinated Note Indenture and the Senior Subordinated Notes or any guarantee thereof, and any guarantee of Indebtedness or other obligations of any of its Subsidiaries permitted pursuant to the Credit Documents, in each case as amended, supplemented, waived or otherwise modified from time to time, and any refinancings, refundings, renewals or extensions thereof, (B) contracts and agreements with officers, directors and employees of Holding or a Subsidiary thereof relating to their employment or directorships, (C) insurance policies and related contracts and agreements, and (D) equity subscription agreements, registration rights agreements, voting and other stockholder agreements, engagement letters, underwriting agreements and other agreements in respect of its equity securities or any offering, issuance or sale thereof, including but not limited to in respect of the Management Subscription Agreements, (iv) the offering, issuance, sale and repurchase or redemption of, and dividends or distributions on, its equity securities, (v) the filing of registration statements, and compliance with applicable reporting and other obligations, under federal, state or other securities laws, (vi) the listing of its equity securities and compliance with applicable reporting and other obligations in connection therewith, (vii) the retention of (and the entry into, and exercise of rights and performance of obligations in respect of, contracts and agreements with) transfer agents, private placement agents, underwriters, counsel, accountants and other advisors and consultants, (viii) the performance of obligations under and compliance with its certificate of incorporation and by-laws, or any applicable law, ordinance, regulation, rule, order, judgment, decree or permit, including, without limitation, as a result of or in connection with the activities of its Subsidiaries, (ix) the incurrence and payment of its operating and business expenses and any taxes for which it may be liable, (x) making loans to or other Investments in, or incurrence of Indebtedness to, its Subsidiaries, (xi) the ownership of, and exercise of rights and performance of obligations in respect of, Intellectual Property and foreign patents, trademarks, trade names, copyrights, technology, know-how and processes and licensing such Intellectual Property and foreign patents, trademarks, trade names, copyrights, technology, know-how and processes (other than Intellectual Property which is material to the business of the Borrower and its Subsidiaries, which Intellectual Property shall be owned by the Borrower and its Subsidiaries), and (xii) other activities incidental or related to the foregoing.

     SECTION 15.  NEGATIVE COVENANTS APPLICABLE TO TRANCHE B
COMMITMENTS, TRANCHE C COMMITMENTS AND
TRANCHE D COMMITMENTS

          The Borrower hereby agrees that, until payment in full of all Tranche B Loans, Tranche C Loans or Tranche D Loans and any other amount then due and owing on account of the Tranche B Loans, Tranche C Loans or Tranche D Loans to any Tranche B Lender, Tranche C Lender or Tranche D Lender or the Administrative Agent hereunder or under any Note:

          (a) The covenants contained in Sections 406, 408, 409, 410, 411 and 412 of the Senior Subordinated Note Indenture as in effect on the Closing Date (the "Covenants") (together with the definitions of such terms as may be used
      ---------
therein) as set forth in Schedule 15(a) are hereby deemed to be incorporated herein by reference. In the event the Senior Subordinated Note Indenture shall expire, terminate or be cancelled, such Covenants and definitions as set forth in Schedule 15(a) shall continue to be deemed to be incorporated herein by reference, as such provisions were in effect on the Closing Date and as amended, supplemented or otherwise modified from time to time with the consent of the Majority Hybrid Lenders. In the event that any such amendment, supplement or modification is made only to such provisions as so incorporated, and not to such provisions as contained in the Senior Subordinated
Note Indenture, subsection 14.12 shall not apply to such amendment, supplement or modification.

          (b) The Borrower shall, and shall cause its Restricted Subsidiaries (as defined in the Senior Subordinated Note Indenture as in effect on the Closing Date) to, observe and perform the Covenants, as such Covenants may be amended, supplemented or otherwise modified from time to time with the consent of the Majority Hybrid Lenders.

                         SECTION 16.  EVENTS OF DEFAULT

          16.1  Certain Bankruptcy Events.  If any of the following events shall
                -------------------------
occur and be continuing:

          (a) the Guarantor or the Borrower or any of its Material Subsidiaries shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Guarantor or the Borrower or any of its Material Subsidiaries shall make a general assignment for the benefit of its creditors; or

          (b) there shall be commenced against the Guarantor or the Borrower or any of its Material Subsidiaries any case, proceeding or other action of a nature referred to in clause (a) above which (i) results in the entry of an order for relief or any such adjudication or appointment or (ii) remains undismissed, undischarged or unbonded for a period of 60 days; or

          (c) there shall be commenced against the Guarantor or the Borrower or any of its Material Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or

          (d) the Guarantor or the Borrower or any of its Material Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (a),
     (b), or (c) above; or

          (e) the Guarantor or the Borrower or any of its Material Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

then, and in any such event:

          (A)  if such event is an Event of Default specified in clause (a) or
     (b) of this subsection 16.1 with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable; and

          (B) if such event is any other Event of Default specified in this subsection 16.1, any or all of the following actions may be taken: (i) with the consent of the Majority Basic Lenders, the Administrative Agent may, or upon the request of the Majority Basic Lenders, the Administrative Agent shall, by notice to the Borrower declare the Revolving Credit Commitments and/or the Tranche A Commitments to be terminated forthwith, whereupon the Revolving Credit Commitments and/or the Tranche A Commitments (as the case may be) shall immediately terminate; (ii) with the consent of the Majority Basic Lenders, the Administrative Agent may, or upon the request of the Majority Basic Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Swing Line Loans and/or the Revolving Credit Loans and/or the Tranche A Loans hereunder (with accrued interest thereon) and all other amounts owing on account thereof under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable; (iii) with the consent of the Majority Hybrid Lenders, the Administrative Agent may, or upon the request of the Majority Hybrid Lenders, the Administrative Agent shall, by notice to the Borrower declare the Tranche B Commitments and/or the Tranche C Commitments and/or the Tranche D Commitments to be terminated forthwith, whereupon the Tranche B Commitments and/or the Tranche C Commitments and/or the Tranche D Commitments (as the case may be) shall immediately terminate; and (iv) with the consent of the Majority Hybrid Lenders, the Administrative Agent may, or upon the request of the Majority Hybrid Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Tranche B Loans and/or the Tranche C Loans and/or the Tranche D Loans (with accrued interest thereon) and all other amounts owing on account thereof under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable.

          16.2  Other Events of Default Applicable to the Tranche A Commitments,
                ----------------------------------------------------------------
Revolving Credit Commitments and Amounts Owing Thereunder.  If any of the
---------------------------------------------------------
following events shall occur and be continuing:

          (a) The Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms thereof or hereof (it being understood that any conversion of a Reimbursement Obligation into a borrowing pursuant to subsection 7.5(c) shall not constitute a failure to make a payment in satisfaction of such Reimbursement Obligation) or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

          (b) Any representation or warranty made or deemed made by the Borrower or any other Credit Party herein or in any other Credit Document or which is contained in any certificate furnished by it at any time under or pursuant to this Agreement or any such other Credit Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (c) The Borrower or any other Credit Party shall default in the observance or performance of any agreement contained in Section 13 or 14; or

          (d) The Borrower or any other Credit Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Credit Document (other than as provided in paragraphs (a) through (c) of this subsection 16.2), and such default shall continue unremedied for a period ending on the earlier of (i) the date 30 days after a Responsible Officer of the Borrower shall have discovered or should have discovered such default and (ii) the date 15 days after written notice has been given to the Borrower by the Administrative Agent; or

          (e) The Borrower or any of its Subsidiaries shall (i) default in any payment of principal of or interest of any Indebtedness (other than the Loans and the Reimbursement Obligations) or in the payment of any Guarantee Obligation, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or Administrative Agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice or lapse of time if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable (an "Acceleration"), and such time shall have
                                       ------------
     lapsed and, if any notice (a "Default Notice") shall be required to
                                   --------------
     commence a grace period or declare the occurrence of an event of default before notice of Acceleration may be delivered, such Default Notice shall have been given; provided, however, that no Default or Event of Default
                      --------  -------
     shall exist under this paragraph unless the amount of any such Indebtedness or Guarantee Obligation in respect of which any default or other event or condition referred to in this paragraph shall have occurred shall be equal to at least $15,000,000; or

          (f) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is reasonably likely to result in the termination of such Plan for purposes of Title IV of ERISA (other than a standard termination pursuant to Section

     4041(b) of ERISA), (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or is reasonably likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan, (vi) the occurrence or expected occurrence of any event or condition which results or is reasonably likely to result in the Borrower's or any Commonly Controlled Entity's becoming responsible for any liability in respect of a Former Plan, or (vii) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vii) above, such event or condition, together with all other such events or conditions, if any, would be reasonably expected to result in liability which would have a Material Adverse Effect; or

          (g) One or more judgments or decrees shall be entered against the Borrower or any of its Active Subsidiaries involving in the aggregate a liability (net of any insurance or indemnity payments actually received in respect thereof prior to or within 60 days from the entry thereof, or to be received in respect thereof, in the event any appeal thereof shall be unsuccessful) of $15,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

          (h) (i) Any of the Security Documents (or any guarantee thereunder by any Credit Party of the monetary obligations of the Borrower hereunder) shall cease, for any reason, to be in full force and effect other than pursuant to the terms hereof and thereof, or the Borrower or any other Credit Party which is a party to any of the Security Documents shall so assert in writing or (ii) the Lien created by any of the Security Documents shall cease to be enforceable and of the same effect as to perfection and priority purported to be created thereby with respect to any significant portion of the Collateral (other than in connection with any termination of such Lien in respect of any Collateral as permitted hereby or by any Security Document), and such failure of such Lien to be perfected and enforceable with such priority shall have continued unremedied for a period of 20 days; or

          (i) The Senior Subordinated Notes, for any reason, shall not be or shall cease to be validly subordinated as provided therein and in the Senior Subordinated Note Indenture to the obligations of the Borrower under this Agreement, any Notes and the other Credit Documents; or

          (j) a Change of Control shall have occurred or the Guarantor shall cease to own directly or indirectly 100% of the issued and outstanding common stock (or equivalent equity interests) of the Borrower; or

          (k) the Assumption is not consummated within five days of the Closing Date;

then, and in any such event, either or both of the following actions may be taken:

          (i) with the consent of the Majority Basic Lenders, the Administrative Agent may, or upon the request of the Majority Basic Lenders, the Administrative Agent shall, by notice to the Borrower declare the Revolving Credit Commitments and/or the Tranche A Commitments to be terminated forthwith, whereupon the Revolving Credit

     Commitments and/or the Tranche A Commitments (as the case may be) shall immediately terminate; and

               (ii) with the consent of the Majority Basic Lenders, the Administrative Agent may, or upon the request of the Majority Basic Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Revolving Credit Loans and/or the Swing Line Loans and/or the Tranche A Loans hereunder (with accrued interest thereon) and all other amounts owing on account thereof under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable.

          16.3  Other Events of Default Applicable to Tranche B Commitments,
                ------------------------------------------------------------
Tranche C Commitments, Tranche D Commitments and Amounts Owing Thereunder.  If
-------------------------------------------------------------------------
any of the following events shall occur and be continuing:

          (a) The Borrower shall fail to pay any principal of any Tranche B Loan, Tranche C Loan or Tranche D Loan when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Tranche B Loan, Tranche C Loan or Tranche D Loan, or any other amount payable on account thereof hereunder, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

          (b) Prior to the termination of the Revolving Credit Commitments and the payment in full of the Revolving Credit Loans, the Tranche A Loans and any Swing Line Loan, all Reimbursement Obligations then due and owing, and any other amount then due and owing hereunder or under any Note to any Revolving Credit Lender, any Tranche A Lender or the Swing Line Lender on account of the Revolving Credit Commitments, the Tranche A Commitments, the Tranche A Loans, the Swing Line Loans or the Letters of Credit, the Borrower shall default in the observance or performance of any agreement contained in Section 13 and such default shall continue unremedied for a period of 20 Business Days after the Borrower has notified the Administrative Agent in writing of such default pursuant to subsection 12.7(a); or

          (c) The Borrower or any other Credit Party shall default in the observance of performance of any agreement contained in Section 15 (and any grace period provided in the Senior Subordinated Note Indenture with respect to the relevant Covenant referred to in Section 15 shall have expired, with any such grace period that commences upon notice from the holders of the Senior Subordinated Notes or the trustee with respect to the Senior Subordinated Notes to commence upon notice from a comparable percentage of the Tranche B Lenders, Tranche C Lenders and Tranche D Lenders (voting as a single class)) or subsection 14.12; or

          (d) The Borrower or any of its Subsidiaries shall (i) default in any payment of principal of or interest of any Indebtedness (other than the Tranche B Loans, the Tranche C Loans or the Tranche D Loans) or in the payment of any Guarantee Obligation, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or administrative agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice or the lapse of time if required, an Acceleration, and such time shall have lapsed and any Default Notice shall have been given; provided, however, that no Default or Event of Default shall exist
     --------  -------
     under this paragraph unless (A) the amount of any such Indebtedness or Guarantee Obligation in respect of which any default or other event or condition referred to in this paragraph shall have occurred shall be equal to at least $15,000,000 and (B) in the case of clause (ii) above only, (x) such default or other event or condition shall have continued for a period of 60 days and (y) the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or administrative agent on behalf of such holder or holders or beneficiary or beneficiaries) shall not have caused such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; or

          (e) (i) Any of the Security Documents (or any guarantee thereunder by any Credit Party of the monetary obligations of the Borrower hereunder) shall cease, for any reason, to be in full force and effect other than pursuant to the terms hereof and thereof or the Borrower or any other Credit Party which is a party to any of the Security Documents shall so assert in writing or (ii) the Lien created by any of the Security Documents shall cease to be enforceable and of the same effect as to perfection and priority purported to be created thereby with respect to any significant portion of the Collateral (other than in connection with any termination of such Lien in respect of any Collateral as permitted hereby or by any Security Document), and such failure of such Lien to be perfected and enforceable with such priority shall have continued unremedied for a period of 20 days; or

          (f) The Senior Subordinated Notes, for any reason, shall not be or shall cease to be validly subordinated as provided therein and in the Senior Subordinated Note Indenture to the monetary obligations of the Borrower under this Agreement, any Notes and the other Credit Documents; or

          (g) a Change of Control shall have occurred or the Guarantor shall cease to own directly or indirectly 100% of the issued and outstanding common stock (or equivalent equity interests) of the Borrower;

then, and in any such event, either or both of the following actions may be taken:

               (i) with the consent of the Majority Hybrid Lenders, the Administrative Agent may, or upon the request of the Majority Hybrid Lenders, the Administrative Agent shall, by notice to the Borrower declare the Tranche B Commitments and/or the Tranche C Commitments and/or the Tranche D Commitments to be terminated forthwith, whereupon the Tranche B Commitments and/or the Tranche C

     Commitments and/or the Tranche D Commitments (as the case may be) shall immediately terminate; and

               (ii) with the consent of the Majority Hybrid Lenders, the Administrative Agent may, or upon the request of the Majority Hybrid Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Tranche B Loans and/or the Tranche C Loans and/or the Tranche D Loans (with accrued interest thereon) and all other amounts owing on account thereof under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable.

          16.4  Certain Provisions Applicable to Letters of Credit.  With
                --------------------------------------------------
respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to subsection
16.1 or 16.2, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. The Borrower hereby grants to the Administrative Agent, for the benefit of the Issuing Lender and the L/C Participants, a security interest in such cash collateral to secure all obligations of the Borrower under this Agreement and the other Credit Documents. Any amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the Notes. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the Notes shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower. The Borrower shall execute and deliver to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, such further documents and instruments as the Administrative Agent may reasonably request to evidence the creation and perfection of the within security interest in such cash collateral account.

          16.5  Certain Waivers.  Except as expressly provided above in this
                ---------------
Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.


                     SECTION 17.  THE ADMINISTRATIVE AGENT

          17.1  Appointment.  (a)  Each Lender hereby irrevocably designates and
                -----------
appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Credit Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Administrative Agent.

          (b) Each Lender hereby irrevocably designates and appoints Credit Suisse First Boston as the syndication agent and The Chase Manhattan Bank as documentation agent under this Agreement and the other Credit Documents. Notwithstanding any provision to the contrary elsewhere in this Agreement, neither the Syndication Agent nor the Documentation Agent shall have any duties or responsibilities hereunder, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Syndication Agent or the Documentation Agent.

          17.2  Delegation of Duties.  The Administrative Agent may execute any
                --------------------
of its duties under this Agreement and the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorneys in-fact selected by it with reasonable care.

          17.3  Exculpatory Provisions.  Neither the Administrative Agent nor
                ----------------------
any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Credit Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Credit Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of the Borrower.

          17.4  Reliance by Administrative Agent.  The Administrative Agent
                --------------------------------
shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Majority Basic Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Majority Basic Lenders (or such larger number of Lenders as may be explicitly required hereunder), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

          17.5  Notice of Default.  The Administrative Agent shall not be deemed
                -----------------
to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Basic Lenders or the Majority Hybrid Lenders (as the case may be); provided that unless and until the Administrative Agent
                      --------
shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          17.6  Acknowledgments and Representations by Lenders.  Each Lender
                ----------------------------------------------
expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to each other party hereto that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents to each other party hereto that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Each Lender represents to each other party hereto that it is a bank, savings and loan association or other similar savings institution, insurance company, investment fund or company or other financial institution that makes or acquires commercial loans in the ordinary course of its business, that it is participating hereunder as a Lender for such commercial purposes, and that it has the knowledge and experience to be and is capable of evaluating the merits and risks of being a Lender hereunder. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          17.7  Indemnification.  The Lenders agree to indemnify each of the
                ---------------
Administrative Agent and Syndication Agent in its respective capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent and/or the Syndication Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent and/or the Syndication Agent under or in connection with any of the foregoing; provided
                                                                    --------
that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent or the Syndication Agent (as the case may be). The agreements in this subsection shall survive the payment of the Loans and all other amounts payable hereunder.

          17.8  Agents in their Individual Capacities.  Each of the
                -------------------------------------
Administrative Agent, the Syndication Agent and the Documentation Agent and their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or any other Credit Party as though the Administrative Agent, the Syndication Agent or the Documentation Agent (as the case may be) were not the Administrative Agent, Syndication Agent or Documentation Agent hereunder and under the other Credit Documents. With respect to the Loans made by it, each of the Administrative Agent, the Syndication Agent and the Documentation Agent shall have the same rights and powers under this Agreement and the other Credit Documents as any Lender and may exercise the same as though it were not the Administrative Agent, the Syndication Agent or the Documentation Agent (as the case may be), and the terms "Lender" and "Lenders" shall include each of the Administrative Agent, the Syndication Agent and the Documentation Agent in its respective individual capacity.

          17.9  Successor Agents.  (a)  Each of the Administrative Agent, the
                ----------------
Syndication Agent and the Documentation Agent may resign as Administrative Agent, Syndication Agent or Documentation Agent (as the case may be) upon 10 days' notice to the Lenders.

          (b) If the Administrative Agent shall resign as "Administrative Agent" under this Agreement and the other Credit Documents, then the Majority Basic Lenders shall appoint from among the Lenders a successor Administrative Agent (which shall be a bank) for the Lenders, which successor Administrative Agent (provided that, to the extent that no Default or Event of Default is
       --------
continuing at the time of such appointment, such Administrative Agent shall have been approved by the Borrower), shall succeed to the rights, powers and duties of the Administrative Agent hereunder. Effective upon such appointment and approval, the term "Administrative Agent" shall mean such successor Administrative Agent, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 17 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Credit Documents.

          (c) Upon appointment of the successor Administrative Agent (the "Successor Administrative Agent"), the retiring Administrative Agent shall promptly (i) deliver to the Successor Administrative Agent, all Security Collateral (as defined in the Guarantee and Collateral Agreement) and any other collateral held by such retiring Administrative Agent pursuant to a Security Document, (ii) execute and file uniform commercial code financing statements prepared by the Borrower and the Successor Administrative Agent, naming the Successor Administrative Agent as assignee, in each jurisdiction financing statements have been filed in connection with any Credit Document, (iii) take all such actions required or requested by the Borrower to name the Successor Administrative Agent as mortgagee under the mortgages, if any, and (iv) take all such actions reasonably required or requested by the Borrower to perfect the pledge or lien pursuant to the Security Documents in the name of the new Administrative Agent. The Borrower shall pay or reimburse the retiring Administrative Agent for the reasonable out of pocket costs and expenses (including, without limitation, reasonable fees and disbursements of counsel to the retiring Administrative Agent) incurred by the retiring Administrative Agent in connection with actions pursuant to the foregoing sentence.

          (d) If the Syndication Agent shall resign as "Syndication Agent" or the Documentation Agent shall resign as "Documentation Agent" under this Agreement and the other Credit Documents, then no successor Syndication Agent or Documentation Agent, as the case may be, shall be appointed.


                           SECTION 18.  MISCELLANEOUS

          18.1  Amendments and Waivers.  (a)  Neither this Agreement nor any
                ----------------------
other Credit Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection 18.1.

          (b) Except as set forth in the succeeding paragraphs of this subsection 18.1, the Majority Basic Lenders may, or, with the written consent of the Majority Basic Lenders, the Administrative Agent may, from time to time, (i) enter into with the relevant Credit Parties written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or of the Credit Parties hereunder or thereunder or (ii) waive at any Credit Party's request on such terms and conditions as the Majority Basic Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Credit Documents or any Default or Event of Default and its consequences (any such amendment, supplement, modification or waiver, a "Specified Change"); provided, that (w) without the written consent of the
-----------------    --------
Issuing Lender, no Specified Change shall amend, supplement or otherwise modify any provisions of or directly applicable to any Letter of Credit, (x) without the written consent of the Swing Line Lender, no Specified Change shall amend, modify or waive any provision of Section 8 or any other provision of this Agreement governing the rights or obligations of the Swing Line Lender, (y) without the written consent of the then Administrative Agent, no Specified Change shall amend, modify or waive any provision of Section 17 or, without the prior written consent of the then Administrative Agent or the then Syndication Agent (as applicable), no Specified Change shall amend, modify or waive any other provision of this

Agreement governing the rights or obligations of the Administrative Agent or the Syndication Agent and (z) without the written consent of all the Tranche A Lenders and Revolving Credit Lenders, no Specified Change shall reduce the percentage specified in the definition of "Majority Basic Lenders".

          (c) Without the written consent of the Majority Hybrid Lenders, no Specified Change shall (i) waive any Default or Event of Default under subsection 16.3 and its consequences or (ii) amend, supplement or otherwise modify any provisions of Section 14.12, Section 15 (or any of the covenants or definitions incorporated therein by reference) or subsection 16.3.

          (d) Without the written consent of all the Tranche B Lenders, Tranche C Lenders and Tranche D Lenders, no Specified Change shall reduce the percentage specified in the definition of "Majority Hybrid Lenders".

          (e) Without the written consent of the Majority Lenders, no Specified Change shall (i) waive any of the conditions precedent to the funding of the initial Loans and extensions of credit set forth in subsection 11.1 (except that the making of the initial extensions of credit by any Lender on the Closing Date shall be deemed to constitute a waiver of such conditions precedent by such Lender), (ii) waive any Default or Event of Default under subsection 16.1 and its consequences or (iii) amend, supplement or otherwise modify any provisions of subsection 16.1.

          (f) Without the written consent of the Lenders having Commitment Percentages which aggregate more than 80% of the amount equal to the sum of the Aggregate Tranche A Commitment, the Aggregate Tranche B Commitment, the Aggregate Tranche C Commitment, the Aggregate Tranche D Commitment and the Aggregate Revolving Credit Commitment then in effect, no Specified Change shall take any action which has the effect of releasing all or substantially all of the Collateral or all or substantially all of the Subsidiary Guarantors from their Guarantee Obligations in respect hereof (except as permitted hereby or by any Security Document).

          (g) Without the written consent of each Lender directly affected thereby, no Specified Change shall reduce the amount or extend the scheduled date of maturity of any Loan or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Lender's Commitments or amend, modify or waive any provision of this subsection 18.1.

          (h) Without the written consent of all the Lenders, no Specified Change shall (i) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Credit Documents (other than pursuant to the Assumption Agreement or as contemplated by subsection 18.6) or (ii) reduce the percentage specified in the definition of "Majority Lenders".

          (i) Without the written consent of the Majority Facility Lenders in respect of any Facility adversely affected thereby, no Specified Change shall amend or modify subsection 9.5(f) to change the order of applying prepayments thereunder among the respective Facilities.

          (j) Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Credit Parties, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, each of the Credit Parties, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

          (k) Notwithstanding anything contained in this subsection 18.1 to the contrary, neither Holding nor Newco may amend, modify, supplement or waive any provision of the TTC Guarantee (provided that the TTC Guarantee may be
                                --------
terminated in accordance with its terms).

          18.2  Notices.  All notices, requests and demands to or upon the
                -------
respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered; (b) in the case of delivery by mail, three days after being deposited in the mails, postage prepaid; (c) in the case of delivery by a nationally recognized overnight courier, when received or (d) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows in the case of the Borrower and the Administrative Agent, and as set forth in Schedule II in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Loans:

Holding or TTC Merger
  Co. LLC or TTC:       Dynatech Corporation
                        3 New England Executive Park
                        Burlington, Massachusetts  01803
                        Attention:  Mark V.B. Tremallo, Corporate Vice President
                                         and General Counsel
                        Fax:  (781) 272-2304
                        Phone:  (781) 221-2008

       with a copy to:  Debevoise & Plimpton
                        875 Third Avenue
                        New York, New York  10022
                        Attention:  David A. Brittenham, Esq.
                        Fax: (212) 909-6836
                        Phone:  (212) 909-6000

       with a copy to:  Debevoise & Plimpton
                        875 Third Avenue
                        New York, New York 10022
                        Attention: David A. Brittenham, Esq.
                        Fax: (212) 909-6836
                        Phone: (212) 909-6000

                        and

                        Dynatech Corporation
                        3 New England Executive Park
                        Burlington, Massachusetts 01803
                        Attention:  Mark V.B. Tremallo, Corporate Vice President
                                         and General Counsel
                        Fax:  (781) 272-2304
                        Phone:  (781) 221-2008

The Administrative
  Agent:                Morgan Guaranty Trust Company of New York
                        60 Wall Street
                        New York, New York  10260
                        Attention:  Steve Hannan
                        Fax:  (212) 648-5005
                        Phone:  (212) 648-7679

                        with a copy to:

                        Morgan Guaranty of New York
                        c/o J.P. Morgan Services Inc.
                        500 Stanton Christiana Road
                        Newark, Delaware  19713
                        Attention:  Nicole Pedicone
                        Fax:  (302) 634-4300
                        Phone:  (302) 634-1912

provided that any notice, request or demand to or upon the Administrative Agent
--------
or the Lenders pursuant to subsections 2.2, 3.2, 4.2, 5.2, 6.2, 7.2, 8.2. 9.3, 9.4, 9.6 or 9.11(b) shall not be effective until received.

          18.3  No Waiver; Cumulative Remedies.  No failure to exercise and no
                ------------------------------
delay in exercising, on the part of the Administrative Agent, any Lender or any Credit Party, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          18.4  Survival of Representations and Warranties.  All representations
                ------------------------------------------
and warranties made hereunder, in the other Credit Documents and in any certificate delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

          18.5  Payment of Expenses and Taxes.  The Borrower agrees (a) to pay
                -----------------------------
or reimburse each of the Administrative Agent and the Syndication Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of joint counsel to the Administrative Agent and the Syndication Agent; (b) to pay or reimburse each Lender and the Administrative Agent for all its reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Credit Documents and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and the several Lenders; (c) to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Credit Documents and any such other documents and (d) to pay, indemnify, and hold harmless each Lender, the Syndication Agent and the Administrative Agent from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Credit Documents and any such other documents, or the use of the proceeds of the Loans and other extensions of credit hereunder, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries or any of the Properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided that the Borrower shall
                   -----------------------    --------
have no obligation hereunder to the Administrative Agent, the Syndication Agent or any Lender with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of the Administrative Agent, the Syndication Agent or such Lender, as the case may be, (or any of their respective directors, trustees, officers, employees, agents, successors and assigns) or (ii) claims made or legal proceedings commenced against the Administrative Agent, the Syndication Agent or any such Lender by any securityholder or creditor thereof arising out of and based upon rights afforded any such securityholder or creditor solely in its capacity as such. Notwithstanding the foregoing, except as provided in clauses (b) and (c) above, the Borrower shall have no obligation under this subsection 18.5 to the Administrative Agent, the Syndication Agent or any Lender with respect to any tax, levy, impost, duty, charge, fee, deduction or withholding imposed, levied, collected, withheld or assessed by any Governmental Authority. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.

          18.6  Successors and Assigns; Participations and Assignments.  (a)
                ------------------------------------------------------
This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent and their respective successors and assigns, except that the Borrower may not (other than pursuant to the Assumption Agreement or as contemplated by subsection 14.4(c)) assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender. Upon the consummation of the Assumption, Holding shall be released as the Borrower from all liabilities and obligations under this Agreement and under any Notes (but not from any obligations and liabilities in respect thereof under any other Loan Document to which it is a party).

          (b) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants")
           ------------
participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Credit Documents; provided that (unless the Borrower and the Administrative Agent
           --------
otherwise consent in writing) no such participating interests shall be in an aggregate principal amount of less than $5,000,000 in the aggregate (or, if less, the full amount of such selling Lender's Loans and Commitments). In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Credit Documents, and the Credit Parties and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Credit Documents. Any agreement pursuant to which any Lender shall sell any such participating interest shall provide that such Lender shall retain the sole right and responsibility to exercise such Lender's rights and enforce each of the Borrower's obligations hereunder, including the right to consent to any amendment, supplement, modification or waiver of any provision of this Agreement or any of the other Credit Documents, and no Lender shall be entitled to create in favor of any Participant, in the participation agreement pursuant to which such Participant's participating interest shall be created or otherwise, any right to vote on, consent to or approve any matter relating to this Agreement or any other Credit Document, provided that such participation agreement may provide that, without
          --------
the consent of the Participant, such Lender will not agree to any amendment, supplement, modification or waiver, specified in subsection 18.1(g) or (h). The Borrower also agrees that each Lender shall be entitled to the benefits of subsections 9.13, 9.14 and 9.15 without regard to whether it has granted any participating interests, and that all amounts payable to a Lender under subsections 9.13, 9.14 and 9.15 shall be determined as if such Lender had not granted any such participating interests.

          (c) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time and from time to time assign to (i) any Lender or any Affiliate thereof that is a Permitted Affiliate Transferee (as hereinafter defined), or (ii) with the consent of the Administrative Agent (which shall not be unreasonably withheld), to any Related Fund or (iii) with the consent of the Administrative Agent and the Borrower (which, in each case, shall not be unreasonably withheld), to any additional bank or financial institution (any assignee described in clause (i), (ii) or (iii), an "Assignee")
                                                                      --------
all or any part of its rights and obligations under this Agreement and the other Credit Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit D, executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Permitted Affiliate Transferee, by the Administrative Agent and, to the extent required pursuant to clause (iii) above, by the Borrower) and delivered to the Administrative Agent for its acceptance and recording in the Register, provided that (w) in the case of any such
                               --------
assignment which is not to a Permitted Affiliate Transferee, the sum of the aggregate principal amount of the Loans, the aggregate amount of the L/C Obligations and the aggregate amount of the Available Revolving Credit Commitment being assigned is not less than $5,000,000 (or, if less, the full amount of such selling Lender's Loans and Commitments), or such lesser amount as may be agreed to by the Borrower and the Administrative Agent, (x) any assignment of all or any portion of a Lender's Revolving Credit Commitment or Tranche A Loans shall be accompanied by the assignment to the same Assignee of a ratable share of the other, (y) if any Lender proposes to assign all or any part of its rights and obligations under this Agreement to a special purpose entity substantially all of the assets of which are, or are expected to be, assigned or participated interests in commercial loans or which, directly or indirectly, issues collateralized loan obligations, the Borrower may withhold its consent to such assignment unless such proposed Assignee has entered into a binding voting agreement, in form reasonably acceptable to the Borrower, pursuant to which such proposed Assignee agrees unconditionally to act in accordance with the decision of the Administrative Agent in voting, or granting or withholding its consent, on any matter submitted to such proposed Assignee for a vote or consent under the Credit Documents and (z) if any Lender assigns all or any part of its rights and obligations under this Agreement to one of its Affiliates in connection with or in contemplation of the sale or other disposition of its interest in such Affiliate, the Borrower's prior written consent shall be required for such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding the foregoing, no Assignee, which as of the date of any assignment to it pursuant to this subsection 18.6(c) would be entitled to receive any greater payment under subsection 9.13 or 9.14 than the assigning Lender would have been entitled to receive as of such date under such subsections with respect to the rights assigned, shall be entitled to receive such payments unless the Borrower has consented in writing to the assignment and agreed in writing to waive the benefit of this sentence. As used herein, the term "Permitted Affiliate Transferee" means (i) as to any assigning Tranche A Lender or Revolving Credit Lender, any Tranche A Lender or Revolving Credit Lender or any Affiliate thereof and (ii) as to any other assigning Lender, any Tranche B Lender, Tranche C Lender or Tranche D Lender or any Affiliate thereof.

          (d) The Administrative Agent, on behalf of the Borrower, shall maintain at the address of the Administrative Agent referred to in subsection
18.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders
      --------
and the Commitments of, and principal amounts of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive and the Borrower, the Administrative Agent and the Lenders may (and, in the case of any Loan or other obligation hereunder not evidenced by a Note, shall) treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Credit Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Borrower and the Administrative Agent), together with payment to the Administrative Agent of a registration and processing fee of $3,500 (provided, however, that no such fee shall be payable
                          --------  -------
by a Lender in the case of an assignment to an Affiliate of such Lender or a Related Fund; and provided, further that, in the case of contemporaneous
                       --------  -------
assignments by a Lender to more than one fund managed by the same investment advisor (which funds are not then Lenders hereunder), only a single $3,500 such fee shall be payable for all such contemporaneous assignments), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower. On or prior to such effective date, the assigning Lender shall surrender any outstanding Notes held by it all or a portion of which are being assigned, and the Borrower, at its own expense, shall, upon the request to the Administrative Agent made at the time of such assignment by the assigning Lender or the Assignee, as applicable, execute and deliver to the Administrative Agent (in exchange for the outstanding Notes of the assigning Lender) a new Note to the order of such Assignee in an amount equal to (i) in the case of an assigned Revolving Credit Loan, the lesser of (A) the amount of such Assignee's Revolving Credit Commitment and (B) the aggregate principal amount of all Revolving Credit Loans made by such Assignee, (ii) in the case of an assigned Tranche A Loan, the amount of such Assignee's Tranche A Loan, (iii) in the case of an assigned Tranche B Loan, the amount of such Assignee's Tranche B Loan, (iv) in the case of an assigned Tranche C Loan, the amount of such Assignee's Tranche C Loan, (v) in the case of an assigned Tranche D Loan, the amount of such Assignee's Tranche D Loan and (vi) in the case of an assigned Swing Line Loan, the lesser of (A) the Swing Line Commitment and (B) the aggregate principal amount of all Swing Line Loans made by such Assignee, in each case with respect to the relevant Loan after giving effect to such Assignment and Acceptance and, if the assigning Lender has retained a Loan hereunder, a new Note, as the case may be, to the order of the assigning Lender in an amount equal to (i) in the case of a retained Revolving Credit Loan, the lesser of (A) the amount of such Lender's Revolving Credit Commitment and (B) the aggregate principal amount of all Revolving Credit Loans made by such Lender, (ii) in the case of a retained Tranche A Loan, the amount of such Lender's Tranche A Loan, (iii) in the case of a retained Tranche B Loan, the amount of such Lender's Tranche B Loan, (iv) in the case of a retained Tranche C Loan, the amount of such Lender's Tranche C Loan, (v) in the case of a retained Tranche D Loan, the amount of such Lender's Tranche D Loan and (vi) in the case of a retained Swing Line Loan, the lesser of (A) the Swing Line Commitment and
(B) the aggregate principal amount of all Swing Line Loans made by such Lender, in each case with respect to the relevant Loan after giving effect to such Assignment and Acceptance. Any such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Note replaced thereby. Any Notes surrendered by the assigning Lender shall be returned by the Administrative Agent to the Borrower marked "cancelled".

          (f) The Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee,
                                  ----------
subject to the provisions of subsection 18.15, any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement. No assignment or participation made or purported to be made to any Transferee shall be effective without the prior written consent of the Borrower if it would require the Borrower to make any filing with any Governmental Authority or qualify any Loan or Note under the laws of any jurisdiction, and the Borrower shall be entitled to request and receive such information and assurances as it may reasonably request from any Lender or any Transferee to determine whether any such filing or qualification is required or whether any assignment or participation is otherwise in accordance with applicable law.

          (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes do not prohibit any pledge (i) by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law or (ii) by any Tranche B Lender, Tranche C Lender or Tranche D Lender of any Tranche B Loan, Tranche C Loan or Tranche D Loan, or any Note evidencing such Loan, to any trustee with respect to a pool of collateralized loan obligations which includes the obligations owing to such Lender hereunder, provided that any foreclosure or similar action by
                          --------
such trustee shall be subject to the provisions of this subsection concerning assignments and shall be void and of no force or effect unless effected in compliance with such provisions.

          18.7  Adjustments; Set-off.  (a)  If any Lender (a "benefitted
                --------------------                          ----------
Lender") shall at any time receive any payment of all or part of any of its Loans or Reimbursement Obligations owing to it under any Commitment, or interest thereon, pursuant to a guarantee or otherwise, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off or otherwise), in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of such other Lender's Loans or Reimbursement Obligations owing to it under such Commitment or interest thereon, such benefitted Lender shall purchase for cash from the other Lender such portion of each such other Lender's similar Loans or Reimbursement Obligations, or shall provide such other Lender with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders which hold such Commitment; provided, however, that if all or any
                                           --------  -------
portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Loans or Reimbursement Obligations may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such purchasing Lender were the direct holder of such portion.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon the occurrence of an Event of Default under subsection 16.2(a) or 16.3(a) to set-off and appropriate and apply against any amount then due and payable under such subsection any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the
        --------
validity of such set-off and application.

          18.8  Counterparts.  This Agreement may be executed by one or more of
                ------------
the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be delivered to the Borrower and the Administrative Agent.

          18.9  Severability.  Any provision of this Agreement which is
                ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          18.10  Integration.  This Agreement and the other Credit Documents
                 -----------
represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

          18.11  GOVERNING LAW.  THIS AGREEMENT AND ANY NOTES AND THE RIGHTS AND
                 -------------
OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICTS OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

          18.12  Submission To Jurisdiction; Waivers.  Each party hereto hereby
                 -----------------------------------
irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower or the applicable Lender at its address set forth in subsection
     18.2 or at such other address of which the Administrative Agent, any such Lender and the Borrower shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any punitive damages.

          18.13  Acknowledgements.  The Borrower hereby acknowledges that:
                 ----------------

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Credit Documents;

          (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Credit Documents, and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

          18.14  WAIVERS OF JURY TRIAL.  THE BORROWER, THE ADMINISTRATIVE AGENT
                 ---------------------
AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          18.15  Confidentiality.  Each Lender and the Administrative Agent
                 ---------------
agrees (on behalf of itself and each of its affiliates, directors, officers, employees, agents, advisors and representatives) to keep confidential any Confidential Information, and in connection therewith comply with their customary procedures for handling confidential information of this nature and with safe and sound lending practices; provided that nothing herein shall limit
                                       --------
its disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any of the Lenders or the Administrative Agent, (iii) to bank examiners, insurance commissioners or other Governmental Authorities, having jurisdiction over the disclosing Lender, or to such Lender's auditors or accountants, (iv) to the Administrative Agent or any other Lender, (v) by the Administrative Agent or any Lender to an Affiliate thereof, (vi) in connection with any enforcement of any of the Credit Documents or (vii) to any Transferee or prospective Transferee that agrees to comply with this subsection and (in the case of any such Person that at the time of such disclosure has not yet become a Lender) executes and delivers to the Borrower a written instrument in favor of the Borrower confirming such agreement, in form and substance reasonably satisfactory to the Borrower; provided that (x) in the
                                                       --------
case of the preceding clauses (i) and (iii), such Lender shall, to the extent legally permissible, notify the Borrower of the proposed disclosure as far in advance as is reasonably practicable under the circumstances, (y) in the case of the preceding clauses (ii) and (iii), such Lender shall inform each such counsel, auditor or accountant of the agreement under this subsection 18.15 and take reasonable actions to cause compliance by any such Person with this agreement (including, where appropriate, to cause any such Person to acknowledge its agreement to be bound by the agreement under this subsection 18.15) and (z) in the case of the preceding clause (v), such Lender or the Administrative Agent shall be responsible for any failure by such Affiliate of the Lender or the Administrative Agent to comply with this subsection. For purposes of this subsection 18.15, "Confidential Information"
                                                    ------------------------
shall mean, with respect to the Administrative Agent or any Lender (an "Affected Party"), information delivered--------------to such Affected Party by or on behalf of any Credit Party, the Administrative Agent or any other Lender in connection with the transactions contemplated by or otherwise pursuant to this Agreement or information obtained by the Affected Party in the course of any review of the books or records of the Guarantor or the Borrower; provided that
                                                                 --------
such term shall not include information (i) that was publicly known or otherwise known to such Affected Party prior to the time of such disclosure on a nonconfidential basis without a duty of confidentiality to any Credit Party or Subsidiary thereof being violated, (ii) that subsequently becomes publicly known through no act or omission by any Affected Party or any Person acting on the Affected Party's behalf, (iii) that becomes known to such Affected Party on a nonconfidential basis without a duty of confidentiality to any Credit Party or Subsidiary thereof being violated and, other than through disclosure by or on behalf of the Borrower or (iv) that constitutes financial information delivered to any Affected Party that is otherwise publicly available through no act or omission of any Affected Party or Person acting on such Affected Person's behalf.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                DYNATECH CORPORATION


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:


                                TTC MERGER CO. INC.


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:


                                MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and as a Lender


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:


                                CREDIT SUISSE FIRST BOSTON, as Syndication
                                Agent and as a Lender


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:


                                THE CHASE MANHATTAN BANK, as
                                Documentation Agent and as a Lender

                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                ABN AMRO BANK, N.V.


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                BANKBOSTON, N.A.


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                BANK OF AMERICA NATIONAL TRUST AND
                                 SAVINGS ASSOCIATION


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                THE BANK OF NOVA SCOTIA


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                MARINE MIDLAND BANK


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                NATIONAL CITY BANK


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                PRIME INCOME TRUST


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                KZH-ING-2 CORPORATION


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                MASSACHUSETTS MUTUAL LIFE INSURANCE
                                 COMPANY


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                MASSMUTUAL CORPORATE VALUE
                                 PARTNERS LIMITED

                                BY: MASSACHUSETTS MUTUAL LIFE
                                  INSURANCE COMPANY, as
                                  Investment Manager


                                  By:
                                   ------------------------------------
                                    Name:
                                    Title:

                                MERRILL LYNCH SENIOR FLOATING RATE
                                 FUND, INC.


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                ALLSTATE INSURANCE COMPANY


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                AG CAPITAL FUNDING PARTNERS, L.P.

                                BY: ANGELO GORDON & CO., L.P., as
                                  Investment Adviser


                                  By:
                                   ------------------------------------
                                    Name:
                                    Title:

                                CREDIT AGRICOLE INDOSUEZ


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                KZH-CYPRESS TREE-1 CORPORATION


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                TORONTO DOMINION (TEXAS), INC.


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                GENERAL ELECTRIC CAPITAL CORPORATION


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                ML CLO XV PILGRIM AMERICA (CAYMAN)
                                LTD. (as assignee)

                                BY: PILGRIM AMERICA INVESTMENTS, INC.,
                                  as its Investment Manager


                                  By:
                                   ------------------------------------
                                    Name:
                                    Title:

                                MOUNTAIN CLO TRUST


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                OCTAGON LOAN TRUST

                                BY: OCTAGON CREDIT INVESTORS, as Manager


                                  By:
                                   ------------------------------------
                                    Name:
                                    Title:

                                BALANCED HIGH-YIELD FUND I LTD.,

                                BY: BHF-BANK AKTIENGESELLSCHAFT, acting
                                   through its New York Branch, as
                                   attorney-in-fact


                                   By:
                                      ------------------------------------
                                     Name:
                                     Title:


                                   By:
                                      ------------------------------------
                                     Name:
                                     Title:

                                DELANO COMPANY

                                BY: PACIFIC INVESTMENT MANAGEMENT
                                   CO., as its Investment Advisor


                                   By:
                                      ------------------------------------
                                     Name:
                                     Title:

                                KZH-IV CORPORATION


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                KZH HOLDING CORPORATION III


                                By:
                                   Name:
                                   Title:

                                CRESCENT/MACH I PARTNERS, L.P.

                                BY: TCW ASSET MANAGEMENT COMPANY,
                                  as its Investment Advisor


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                                                      SCHEDULE I

                              LENDERS; COMMITMENTS

                                                                                                                    Revolving
                                                   Tranche A       Tranche B       Tranche C       Tranche D          Credit
                    Lender                        Commitment      Commitment      Commitment      Commitment       Commitment

Morgan Guaranty Trust Company of New York/1/     $ 6,250,000.00  $28,333,333.34  $28,333,333.32  $28,333,333.34   $ 13,750,000.00
Credit Suisse First Boston                       $ 6,250,000.00                                                   $ 13,750,000.00
The Chase Manhattan Bank                         $ 5,625,000.00                                                   $ 12,375,000.00
ABN-AMRO Bank, N.V.                              $ 5,000,000.00                                                   $ 11,000,000.00
BankBoston, N.A.                                 $ 5,000,000.00                                                   $ 11,000,000.00
Bank of America National Trust & Savings
 Association                                     $ 4,687,500.00                                                   $ 10,312,500.00
The Bank of Nova Scotia                          $ 4,687,500.00                                                   $ 10,312,500.00
Bank of Tokyo-Mitsubishi Trust Company           $ 4,687,500.00                                                   $ 10,312,500.00
Marine Midland Bank                              $ 4,687,500.00                                                   $ 10,312,500.00

-------------
/1/ Following the Closing Date, Morgan Guaranty Trust Company of New York intends to transfer (a) $5,000,000 of each of its Tranche B Commitment, Tranche C Commitment and Tranche D Commitment to PAM Capital Funding LP,
     (b) $5,000,000 of each of its Tranche B Commitment, Tranche C Commitment and Tranche D Commitment to Senior Debt Portfolio, (c) $1,666,666.66 of its Tranche B Commitment, $1,666,666.67 of its Tranche C Commitment and $1,666,666.67 of its Tranche D Commitment to Merrill Lynch Prime Rate Portfolio, (d) $1,666,666.67 of its Tranche B Commitment, $1,666,666.66 of its Tranche C Commitment and $1,666,666.67 of its Tranche D Commitment to Merrill Lynch Global Investment Series: Income Strategies Portfolio, (e) $3,333,333.34 of its Tranche B Commitment, $3,333,333.33 of its Tranche C Commitment and $3,333,333.33 of its Tranche D Commitment to AG Capital Funding Partners, L.P., (f) $3,333,333.33 of its Tranche B Commitment, $3,333,333.33 of its Tranche C Commitment and $3,333,33.34 of its Tranche D Commitment to Indosuez Capital Funding IV, L.P., (g) $3,333,333.33 of its Tranche B Commitment, $3,333,333.33 of its Tranche C Commitment and $3,333,333.34 of its Tranche D Commitment to ML CLO XV Pilgrim America (Cayman) Ltd., (h) $3,333,333.33 of its Tranche B Commitment, $3,333,333.33 of its Tranche C Commitment and $3,333,333.34 of its Tranche D Commitment to Mountain CLO Trust and (i) $1,666,666.66 of its Tranche B Commitment, $1,666,666.67 of its Tranche C Commitment and $1,666,666.67 of its Tranche D Commitment to Oppenheimer Funds.

                                                                                                                    Revolving
                                                   Tranche A       Tranche B       Tranche C       Tranche D          Credit
                    Lender                        Commitment      Commitment      Commitment      Commitment       Commitment

National City Bank                               $ 3,125,000.00                                                   $  6,875,000.00
Prime Income Trust                                               $ 5,000,000.00  $ 5,000,000.00  $ 5,000.000.00
Archimedes Funding L.L.C.                                        $ 5,000,000.00  $ 5,000,000.00  $ 5,000,000.00
MassMutual Corporate Value Partners Limited                      $   903,500.00  $   903,500.00  $   903,500.00
Massachusetts Mutual Life Insurance Company                      $ 4,096,500.00  $ 4,096,500.00  $ 4,096,500.00
Merrill Lynch Senior Floating Rate Fund, Inc.                    $ 1,666,666.67  $ 1,666,666.67  $ 1,666,666.66
Allstate Insurance Company                                       $ 3,333,333.34  $ 3,333,333.33  $ 3,333,333.33
KZH-CypressTree-1 Corporation                                    $ 3,333,333.33  $ 3,333,333.34  $ 3,333,333.33
Toronto Dominion (Texas), Inc.                                   $ 3,333,333.33  $ 3,333,333.33  $ 3,333,333.34
General Electric Capital Corporation                             $ 3,333,333.33  $ 3,333,333.33  $ 3,333,333.34
Octagon Loan Trust                                               $ 3,333,333.33  $ 3,333,333.33  $ 3,333,333.34
KZH-IV Corporation                                               $ 3,333,333.33  $ 3,333,333.33  $ 3,333,333.34
Balanced High-Yield Fund I Ltd.                                  $ 1,666,666.67  $ 1,666,666.67  $ 1,666,666.66
Delano Company                                                   $ 1,666,666.67  $ 1,666,666.67  $ 1,666,666.66
KZH Cresent Corporation                                          $   833,333.33  $   833,333.34  $   833,333.33
KZH Crescent-2 Corporation                                       $   833,333.33  $   833,333.34  $   833,333.33
                                     TOTAL       $50,000,000.00  $70,000,000.00  $70,000,000.00  $70,000,000.00   $110,000,000.00

                                                                     SCHEDULE II
                             ADDRESSES FOR NOTICES


MORGAN GUARANTY TRUST COMPANY
60 Wall Street
New York, NY  10260-0060
Attn:  Steve Hannan
Tel:  (212) 648-7679
Fax:  (212) 648-5005

with a copy to:

MORGAN GUARANTY OF NEW YORK
c/o J.P. Morgan Services Inc.
500 Stanton Christiana Road
Newark, DE  19713
Attn: Nicole Pedicone
Tel:  (302) 634-1912
Fax:  (302) 634-4300

CREDIT SUISSE FIRST BOSTON
Eleven Madison Avenue
20th Floor
New York, NY  10010-3629
Attn: Robert Hetu
Tel:  (212) 325-4542
Fax:  (212) 325-8309

THE CHASE MANHATTAN BANK
270 Park Avenue
New York, NY  10017
Attn: William J. Caggiano
Tel:  (212) 270-1338
Fax:  (212) 972-0009

ABN AMRO BANK, N.V.
135 South LaSalle Street
Suite 2805
Chicago, IL  60603
Attn: Kim O'Brien
Tel:  (312) 904-8858
Fax:  (312) 904-8840
with a copy to:

ABN AMRO BANK, N.V.
One Post Office Square
39th Floor
Boston, MA  02109
Attn: Brian Horgan/Carol Levine
Tel:  (617) 988-7934
Fax:  (617) 988-7910

BANKBOSTON, N.A.
100 Federal Street
Mail stop 01-08-06
Boston, MA  02110
Attn: Debra Del Vecchio
Tel:  (617) 434-2815
Fax:  (617) 434-0819

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION
335 Madison Avenue
New York, NY 10017
Attn: Daniel Rencricca
Tel:  (212) 503-7690
Fax:  (212) 503-7502

THE BANK OF NOVA SCOTIA
Boston Agency
28 State Street
17th Floor
Boston, MA  02109
Attn: Stephen Foley
Tel:  (617) 624-7612
Fax:  (617) 624-7607

BANK OF TOKYO-MITSUBISHI TRUST COMPANY
1251 Avenue of the Americas
12th Floor
New York, NY  10020-1104
Attn: Paul Malecki
Tel:  (212) 782-4343
Fax:  (212) 782-4981

MARINE MIDLAND BANK
140 Broadway
5th Floor
New York, NY 10005-1196
Attn: Christopher French
Tel:  (212) 658-2742

Fax:  (212) 658-2586

with a copy to:

O'MELVENY & MYERS
153 East 53rd Street
New York, NY 10022
Attn: Elizabeth Leckie
Tel:  (212) 326-2057
Fax:  (212) 326-2061

NATIONAL CITY BANK
1900 East 9th Street
Cleveland, OH  44114
Attn: Lisa B. Lisi
Tel:  (216) 575-9166
Fax:  (216) 222-0003

PRIME INCOME TRUST
c/o Dean Witter
2 World Trade Center
New York, NY  10048
Attn: Sheila Finnerty
Tel:  (212) 392-5686
Fax:  (212) 392-5345

KZH-ING-2 CORPORATION
c/o The Chase Manhattan Bank
450 West 33rd Street
15th Floor
New York, NY  10001
Attn: Virginia Conway
Tel:  (212) 946-7575
Fax:  (212) 946-7776

with a copy to:

ING CAPITAL ADVISORS
333 South Grand Avenue
Suite 4250
Los Angeles, CA  90071
Attn: Beth Digatl
Tel:  (213) 346-3975
Fax:  (213) 626-6552
and

GIBSON DUNN & CRUTCHER LLP
200 Park Avenue
New York, New York  10166-0193
Attn: Lee Ann Duffy
Tel:  (212) 351-3809
Fax:  (212) 351-4035


MASSACHUSETTS MUTUAL LIFE
  INSURANCE COMPANY
1295 State Street
Springfield, MA  01109

Attn: Tom Li
Tel:  (413) 744-6228
Fax:  (413) 744-6127

Attn: Laura Hamel
Tel:  (413) 744-3878
Fax:  (413) 744-7922

MASSMUTUAL CORPORATE VALUE PARTNERS LIMITED
c/o Bank of America Trust and Banking
 Corporation (Cayman) Limited
P.O. Box 1092
George Town
Grand Cayman
Cayman Islands, B.W.I.
Attn:  Michael Carney
Tel:
Fax:

with a copy to:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
1295 State Street
Springfield, MA  01111-0001

Attn:  Roger Crandall/Wallace Rodger
Tel:
Fax:

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
c/o Merrill Lynch Asset Management
800 Scudders Mill Road - Area 1B
Plainsboro, NJ  08536
Attn:  Gil Marchand
Tel: (609) 282-3348
Fax: (609) 282-2756



ALLSTATE INSURANCE COMPANY
PRIVATE PLACEMENTS
3075 Sanders Road
Suite G3A
Northbrook, IL  60062-7127

Attn: Jerry Zinkula
Tel:  (847) 402-8383
Fax:  (847) 402-3092

Attn: Mary Counley
Tel:  (847) 402-7048
Fax:  (847) 326-5042

CYPRESS INVESTMENT MANAGEMENT COMPANY
125 High Street
Boston, MA  02110
Attn: Peter Merrill
Tel:  (617) 946-0600
Fax:  (617) 946-5680

FIRST DOMINION CAPITAL, L.L.C.
1330 Avenue of the Americas
10th Floor
New York, NY  10019
Attn: Andy Marshak
Tel:  (212) 258-1013
Fax:  (212) 258-1019

GENERAL ELECTRIC CAPITAL CORPORATION
201 High Ridge Road
Stamford, CT  06927
Attn: Roger Burns
Tel:  (203) 316-7985
Fax:  (203) 316-7978

with a copy to:

PAUL HASTINGS JANOFSKY & WALKER

1055 Washington Blvd.
9th Floor
Stamford, CT  06901
Attn: Christopher Craig
Tel:  (203) 961-7496
Fax:  (203) 359-3031

OCTAGON CREDIT INVESTORS
c/o Octagon Credit Investors Loan Portfolio
380 Madison Avenue
12th Floor
New York, NY  10017
Attn: Joyce DeLucca
Tel:  (212) 622-3104
Fax:  (212) 622-3797

THOROUGHBRED LIMITED PARTNERSHIP I
26 Main Street
Chatham, NJ 07928
Attn: Keith Richardson
Tel:  (973) 701-8409
Fax:  (973) 701-8249

BALANCED HIGH-YIELD FUND I LTD.
c/o BHF-BANK Aktiengesellschaft
590 Madison Avenue
New York, NY  10022
Attn: Hans J. Scholz
Tel:  (212) 756-5533
Fax:  (212) 756-5536

DELANO COMPANY
c/o Pacific Investment Management Co.
840 Newport Center Drive
Newport Beach, CA  92658
Attn: Jason Rosiak
Tel:  (714) 717-7394
Fax:  (714) 720-8586

with a copy to:

ROGERS & WELLS
607 14th Street N.W.
10th Floor
Washington, D.C.  20005
Attn: Marianne Caulfield
Tel:  (202) 434-0748
Fax:  (202) 434-0800

OPPENHEIMER FUNDS
3410 South Galena Street
Denver, CO  20231
Attn: Art Zimmer
Tel:  (303) 768-3510
Fax:  (303) 768-3299

TCW ASSET MANAGEMENT COMPANY
200 Park Avenue
Suite 2200
New York, NY  10166-0228
Attn: Mark L. Gold/Justin Driscoll
Tel:  (212) 297-4000
Fax:  (212) 297-4159

                                                                 SCHEDULE 1.1(a)
                             INACTIVE SUBSIDIARIES

                                                                 SCHEDULE 1.1(b)
                              PERMITTED INVESTORS

                                                                SCHEDULE 10.4(a)
                 REQUIRED CONSENTS, AUTHORIZATIONS AND FILINGS

                                                                   SCHEDULE 10.6
                                   LITIGATION

                                                                  SCHEDULE 10.11
                                     TAXES

                                                                  SCHEDULE 10.15
                          SUBSIDIARIES OF THE BORROWER

                                                                SCHEDULE 11.1(y)
                             EXISTING INDEBTEDNESS

                                                                SCHEDULE 14.2(q)
                                 EXISTING LIENS

                                                                   SCHEDULE 14.3
                         EXISTING GUARANTEE OBLIGATIONS

                                                                SCHEDULE 14.5(j)
                             PERMITTED DISPOSITIONS

                                                                SCHEDULE 14.8(f)
                              EXISTING INVESTMENTS

                                                               SCHEDULE 14.9(iv)
                PERMITTED TRANSACTIONS WITH GUARANTOR AFFILIATES